UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-03651

                              Touchstone Strategic Trust - June Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

                              Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100

                              Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

June 30, 2023
Annual Report
Touchstone Strategic Trust
Touchstone Balanced Fund
Touchstone Core Municipal Bond Fund
Touchstone International Equity Fund
Touchstone International Growth Fund
Touchstone Large Cap Focused Fund
Touchstone Large Cap Fund
Touchstone Large Company Growth Fund
Touchstone Small Company Fund
Touchstone Value Fund

Page
Letter from the President	3-4
Management's Discussion of Fund Performance (Unaudited)	5-36
Tabular Presentation of Portfolios of Investments (Unaudited)	37-39
Portfolios of Investments:
Touchstone Balanced Fund	40-45
Touchstone Core Municipal Bond Fund	46-47
Touchstone International Equity Fund	48-49
Touchstone International Growth Fund	50-51
Touchstone Large Cap Focused Fund	52
Touchstone Large Cap Fund	53
Touchstone Large Company Growth Fund	54
Touchstone Small Company Fund	55
Touchstone Value Fund	56
Statements of Assets and Liabilities	58-61
Statements of Operations	62-63
Statements of Changes in Net Assets	64-66
Statements of Changes in Net Assets - Capital Stock Activity	68-72
Financial Highlights	73-81
Notes to Financial Statements	82-97
Report of Independent Registered Public Accounting Firm	98
Other Items (Unaudited)	99-102
Management of the Trust (Unaudited)	103-105
Privacy Protection Policy	107
This report identifies the Funds' investments on June 30, 2023. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you the Touchstone Strategic Trust Annual Report, encompassing important financial information and manager commentaries for the Funds, covering the twelve months ended June 30, 2023.
The economic landscape at the onset of the period indicated a slowdown in the economy due to escalating inflation and higher interest rates. Rising living costs likely led to reduced demand for significant purchases, while consumer spending shifted toward services. As the period unfolded, the economic data presented a mixed picture, with the housing sector being particularly vulnerable to the impact of higher mortgage rates. Nevertheless, consumer income remained robust, supported by high employment levels, rising wages, and the excess savings accumulated during the pandemic. In response to strong job growth and high inflation, the Federal Reserve (Fed) adopted a tightening monetary policy in 2022, raising the federal funds rate by a total of 425 basis points throughout the year, with the initial increase of 75 basis points in March. As inflation readings moderated, the Fed subsequently reduced the magnitude of its rate hikes to 25 basis points though continuing into 2023. Additionally, the Fed commenced a process of quantitative tightening (QT) in June 2022, which remains ongoing.
Beyond the United States, most central banks took unprecedented measures to tighten monetary policy in an attempt to address persistently high and increasing inflation. The Bank of Japan, however, adopted an easy monetary policy to avoid returning to the deflationary spiral experienced by the country for decades. Nevertheless, global inflation remains above the target levels of many central banks, and wage growth has proven to be resistant. Furthermore, China's economic reopening after years of COVID-related restrictions did not produce the anticipated growth, and European economies have begun to show signs of slowing down. Geopolitical tensions between China and the United States persist, and the Russia-Ukraine conflict continues without a clear resolution in sight.  Uncertainty continues.
Notwithstanding, during the twelve-month period, the U.S. equity market, represented by the S&P 500 Index, gained 19.59 percent. Large- and mid-cap stocks outperformed smaller capitalization peers, while Growth stocks reclaimed their leadership, outperforming Value stocks across the board. Cyclical stocks outperformed defensive stocks, and factors influencing the market reflected the prevailing investing style trends, with Volatility (beta) and Growth factors leading the way. On the other hand, Value and Yield factors, typically reflective of Value style stocks, underperformed, while Quality and Momentum factors delivered mixed results. The market experienced a sell-off in the first three months of the period, driven by concerns over rising interest rates, high inflation, and geopolitical risks. However, as the period progressed, the markets rallied, particularly in Q4 2022, as inflation concerns eased and optimism about the impact of artificial intelligence (AI) fueled market growth throughout the first half of 2023.
Internationally, both developed and emerging market equities recorded positive returns over the twelve-month period. Developed market equities, as represented by the MSCI EAFE Index, gained 18.77 percent, whereas emerging markets, measured by the MSCI Emerging Markets Index, experienced more modest growth, up only 1.75 percent. Developed market stocks outperformed their emerging market counterparts in 2022, with the latter negatively impacted by prolonged COVID lockdowns in China and an underwhelming economic recovery following their reopening.
In the fixed income markets, Treasury yields experienced significant increases across the yield curve during the period. Short-term rates rose in tandem with U.S. Federal Reserve hikes and at a faster pace than long-term rates. The rising interest rates affected the more duration-sensitive Bloomberg U.S. Aggregate Bond Index, causing it to decline by 0.94 percent during the year. However, credit spreads for non-investment-grade bonds performed much better, as evidenced by the ICE Bank of America U.S. Cash Pay High Yield Index, which gained 8.88 percent over the same period. Municipal bonds' short-end yield curve also rose due to the Fed's rate hikes, but it also reflected expectations of future rate cuts, such that, longer-dated maturities outperformed short and intermediate-dated muni bonds. Within the credit quality spectrum, BBB- and A-rated credits outperformed higher-rated credits in a risk-on market. The General Obligation, Revenue, and Pre-refunded sectors validated the maturity and “risk-on” return dynamic, with Revenue munis outperforming during the twelve-month period.
In March 2023, the failure of Silicon Valley Bank and Signature Bank, along with the forced merger of Credit Suisse and UBS, highlighted systemic risks within the U.S. financial system. These events raised concerns about the health of regional banks, potentially exerting a negative impact on the broader economy. Policymakers intervened to mitigate immediate systemic crisis risks, but the tightening in credit conditions is likely to weigh on economic growth in the coming quarters.

Letter from the President (continued)
In times of market volatility, the importance of having steady financial professionals guiding us becomes even more evident. Trust in your investment strategy and the avoidance of market timing risks are essential to achieving success. Moreover, volatile markets present opportunities for active managers to add value, particularly those who are Distinctively Active® with high active share. Thank you for your unwavering support and for entrusting Touchstone as your investment partner.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Balanced Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Balanced Fund (the “Fund”) seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising 60% equity securities and 40% fixed-income securities.
With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
Fund Performance
The Touchstone Balanced Fund (Class A shares) outperformed its blended benchmark, 60% of the S&P 500® Index, and 40 % of the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended June 30, 2023. The Fund’s total return was 13.81% (calculated excluding maximum sales charges) while the total return of the blended benchmark was 11.24%.
Market Environment
The past 12 months have been characterized by increased volatility and high uncertainty amid persistently high inflation, tightening financial conditions, and increased geopolitical conflicts.
Treasury yields moved sharply higher across the curve during the period, with short-term rates moving along with U.S. Federal Reserve (Fed) hikes and at a faster pace than long-term rates, with the 10 Year Treasury yield rising from 3.01% to 3.84% during the 12-month period.  As inflation remained stubbornly high, the Fed raised the Fed funds rate by 3.5% during the 12-month period.  Despite higher interest rates and increased volatility, equity markets generated strong returns, with the S&P 500 returning 19.6% compared to -0.9% for the Bloomberg U.S. Aggregate Bond Index.
In late 2022, inflation readings showed convincing deceleration for both headline and core inflation.  Data released in January 2023, combined with revisions to prior data, indicated the deceleration was less impressive than previously thought.  Although goods price inflation continued to move lower, sticky components of inflation, (including shelter costs) showed little signs of improvement.  In addition, strength in the labor market heightened concern that inflation correlated to wages would remain firm.  After raising rates 25 basis points at the February Federal Open-Market Committee meeting, the Fed also indicated that interest rates may have to rise further than previously thought, prompting Treasury yields to rise sharply.
To start 2023, markets were sanguine about growth, inflation, and future Fed rate hikes.  This calm was upended in February by strong economic data, highlighted by a blowout jobs report and firm inflation readings.  Interest rates rose sharply and credit spreads widened as markets built in more Fed tightening and increasing concerns over a future recession.  In March, the failure of Silicon Valley Bank and Signature Bank, and the forced merger of Credit Suisse and UBS shifted the narrative to strains within the U.S. financial system (especially in regional banks) that could create a negative feedback loop for the broader economy.  Interest rates fell sharply and credit spreads widened further as future prospects were reassessed.  Policymakers stepped in to limit immediate systemic risk, but the tightening in credit conditions because of these events is likely to negatively affect growth over coming quarters.  Recession risk is elevated and expectations for the path of the Fed funds rate has fallen sharply to end the quarter.
Consensus expectations for the U.S. economy have shifted from fears over recession to mostly achieving a soft landing, with the economy skirting a worse outcome in spite of the aggressive Fed tightening cycle.  The main driver of this shift in expectation is the continued resilience of the U.S. consumer.  Consumer spending, representing approximately 70% of the economy, has provided a solid foundation.  In most recent data, consumer spending rose at the quickest pace in several quarters.  Driven by a healthy labor market, above-average wage gains, and excess savings, consumers have defied the drag from higher interest rates and other headwinds.  In our view, risks remain to the downside as the lagged effect of Fed tightening is felt, banks further constrain credit, and excess savings are depleted.
Business spending, especially in the manufacturing sector, remains challenged.  Manufacturing surveys have been solidly in contractionary territory for the past several months, indicating near-zero growth or outright declines in activity. The service sector has fared better relatively when compared to manufacturing, but risks are to the downside alongside the headwinds faced by consumers.  Global growth has moderated from the first quarter 2023, providing another potential downside risk.  Further rate hikes as inflation remains sticky will challenge the U.K. and Eurozone economies.  Growth in China has remained uneven and somewhat disappointing as it struggles to gain momentum post-COVID.  Once a source of significant upward price pressures,

Management's Discussion of Fund Performance (Unaudited) (Continued)
inflation from the manufacturing sector has mostly normalized.  Commodity prices have declined, and supply chains have healed.  For the U.S. economy, declining goods inflation has helped to reduce overall inflation rates throughout 2023.
Inflation, especially headline, has fallen sharply in the first half of 2023.  For example, the annual rate of inflation measured by the consumer price index has fallen from nearly a 9% peak in 2022 to just above 4% in the most recent data.  Core measures, which exclude food and energy, have also adjusted lower, but at a much slower pace.  The Fed’s preferred measure of inflation, Core personal consumption expenditure, peaked at 5.4% in 2022, but has only declined to 4.6%.  Within the data, there has been significant progress on inflation in the goods sector, but the service sector has remained sticky.  Looking forward, however, service sector inflation is likely to fall sharply over the next several months and help move core measures of inflation lower.  Shelter inflation, the largest component of services inflation, has begun to decelerate and real-time rental data indicates that improvement will continue toward levels that are more normal.  As inflation moves lower, this will have broad implications for Fed policy and interest rates.
The Fed raised interest rates in May 2023 as the banking concerns of the first quarter receded, inflation declined at a slower pace, and economic data outperformed expectations.  In June, the Fed decided to forgo another hike, but strongly indicated that further hikes are likely.  In a surprise to markets, the Fed indicated they might raise rates above 5.5% by the end of 2023.  Treasury yields increased sharply, now reflect more hikes, and reduced chances of cuts in the future.  In our view, as market expectations now reflect further Fed hikes, a soft landing for economic growth, and sticky inflation, the risk for interest rates over the next several months is skewed to the downside.  If the headwinds facing the US materialize into lower growth and inflation, rates are likely to fall sharply from current levels.
Portfolio Review
An overweight allocation to equities had a positive impact on relative performance as equities outperformed fixed income during the period.  The Fund’s portfolio maintained an overweight to equities throughout the year.
Security selection had a positive impact on relative performance, with both equity and fixed income outperforming.  Equity outperformance was primarily due to positive security selection within Communication Services, Health Care, and Industrials sectors.  Positions in Hubbell Incorporated (Industrials sector), HCA Healthcare, Inc.  (Health Care sector), and Meta Platforms Inc. (Communication Services sector) were the largest contributors to security selection as the names materially outperformed the broader market during the period.  Within fixed income, outperformance was driven by an overweight allocation to Investment Grade Credit and Emerging Markets Debt, along with strong security selection within Investment Grade Credit and Securitized.
The Fund maintained an above target allocation weight in the equity allocation at 63%, which benefited the Fund's relative performance as equity assets performed well compared to fixed income.  Amid the strong performance of equities throughout the period, the Fund reduced equities back to its target weight of 60%.  Credit risk was also reduced within Fixed Income positioning during the period.  The Fund reduced exposure to Investment Grade Credit and Securitized following strong performance within each sector in early 2023.
Duration was only a modest detractor from performance during the period.  Interest rates moved materially higher throughout the period as inflation stayed persistently high and the Fed continued to raise the Fed Funds rate throughout the period.  The Fund was tactically positioned both short and long at different times, but the recent rise in interest rates resulted in underperformance, as the Fund was positioned long duration in recent months.  That said, the impact from duration was very modest.
Yield curve positioning was a slight negative contributor to performance during the period.  The Fund was positioning to benefit from a steeper yield curve in recent months, but as short-term interest rates rose to reflect increased expectations of Fed tightening, the yield curve flattened sharply to inverted levels across the curve.  This change in yields was a negative factor for performance during the period.
Within equities, the Fund remains overweight Communication Services and Health Care.  The largest underweights are Utilities and Consumer Staples.  We have maintained a cautious stance but are selectively finding bottom-up opportunities. Valuations have adjusted to more normalized levels and earnings expectations have fallen, but continued slowing in economic growth will weigh on both valuations and earnings. We have prioritized high barrier to entry companies with high returns on capital and maintaining a defensive posture within portfolios.
Within fixed income, the Fund remains underweight U.S. Government, overweight Investment Grade Credit and Emerging Markets Debt, and neutral Securitized. We have positioned portfolios generally neutral to long duration compared to the benchmark as risk-reward has become more compelling at current levels as the growth and inflation outlook will likely bias rates lower.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
The Fund’s portfolio is targeting a neutral risk positioning within each asset class allocation compared to its representative benchmark. Recession risk is elevated and valuations have become somewhat stretched based amid a worsening economic outlook.
Looking ahead, risks to Fund positioning are focused on the lagged effects of Fed tightening, tightening credit conditions in bank lending, and any further rate hikes yet to come.  Although most recent data has been above expectations, overall growth is likely to continue at below-trend pace over coming quarters, with downside risk from the above factors.  Inflation has declined from peak levels but remains well above target.  The Fed has aggressively raised rates to combat inflation and continues to indicate restrictive policy until inflation is on a convincing lower trajectory.  At current levels, the biggest risk to markets is a sharper slowing in economic growth that would challenge our expectation of a soft landing.  As our view of the economy and monetary policy changes, we will adjust positioning as these risks evolve.
Given our outlook for the economy, markets, and resulting risk positioning, we believe the Fund is appropriately positioned to generate compelling investment returns relative to the market and peers.  Our base case scenario assumes the economy avoids a deep recession, and markets will likely perform well over the medium-term despite near-term volatility.  We believe that the Fund’s exposure to equities and credit sectors should perform well in a stable to improving economic environment, and the high quality security selection focus should provide some degree of downside protection in a risk off environment.  The high conviction nature of the Fund is designed to generate excess return through positive security selection in various economic environments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund - Class A* and the 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Balanced Fund	1 Year	5 Years	10 Years
Class A	8.11%	7.43%	7.81%
Class C	11.95%	7.88%	7.70%
Class Y	14.06%	8.93%	8.60%
Class R6*	14.23%	8.84%	8.43%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	11.24%	7.94%	8.45%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was October 28, 2021. Class R6 shares performance information was calculated using the historical performance of Class A shares for the period prior to October 28, 2021. The returns have been restated for sales loads and fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Notes to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Core Municipal Bond Fund
Sub-Advised by Sage Advisory Services, Ltd. Co.
Investment Philosophy
The Touchstone Core Municipal Bond Fund  (the “Fund”) seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital by investing primarily in high-quality, municipal debt issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories.
Fund Performance
The Touchstone Core Municipal Bond Fund (Class A shares) underperformed its benchmark, the Bloomberg Municipal Bond Index, for the 12-month period ended June 30, 2023. The Fund’s total return was 2.37% (calculated excluding the maximum sales charge) while the total return of the benchmark was 3.19%.
Market Environment
The most salient factors impacting municipal markets during the last 12 months were U.S. Federal Reserve (Fed) rate hikes, inflation, and recession expectations.  The Fed’s rate hikes lifted rates higher in the short-end of the curve.  However, the yield curve reflected expectations of future rate cuts, resulting in the municipal 2-years to 5-years (2s5s) and 5-years to 10-years inverting.
Within the benchmark, longer-dated maturities outperformed short and intermediate-dated bonds. Because of spread tightening, BBB- and A-rated credits outperformed higher-rated credits in a risk-on market. Broad market sectors, General Obligation (“GO”), Revenue, and Prerefunded also validated the maturity and risk-on-return dynamic with Revenue municipals outperforming during the 12-month period. Diving further into subsector indices, the top performers were Resource Recovery, Leasing, and Transportation, and the bottom performers were Housing, Industry Development Revenue/Pollution Control Revenue, and State GO.
Portfolio Review
The Fund’s shorter duration compared to the broader market and the Fund’s underweight to BBB-rated bonds detracted from performance.
In terms of recent portfolio adjustments, we began to shift duration exposure to a slightly longer tilt by increasing the allocation to longer-dated maturities with a 10-year maximum call structure. These trades were funded by selling shorter duration bonds. The duration/curve shift took some time to implement as limited supply reduced the availability of longer-dated maturities, and we will continue to make further adjustments going into the third quarter. Our ability to execute valuation-based swaps was also limited by the technical environment; however, opportunities did present themselves periodically. Liquidity significantly improved during the period and shifted the tone of the market from balanced to a seller’s market.
Outlook and Conclusion
Regarding our top three sectors, we view Healthcare, Leasing, and Prepaid Gas bonds most favorably, based on a combination of credit fundamentals and current market valuations. We have been actively adding exposure to large multi-asset hospital systems that have strong market share and healthy balance sheets, given valuations remain attractive in the sector. We are avoiding senior living facilities and single-asset systems, which have been more prone to credit stress. We continue to favor the leasing sector, though only essential projects that correlate highly with issuers’ general obligation credit quality, which provide an additional spread pickup over general obligation debt. Lastly, spreads on prepaid gas bonds, which are supported by bank credit facilities, widened following the weakness in the banking sector and still offer value despite recent tightening.
The three sectors we remain cautious on are State GOs, Local GOs, and certain subsectors within Higher Education. State credit quality remains exceptional on the heels of strong tax collections and significant federal stimulus; however, valuations remain rich across the sector. Similarly, tight credit spreads for AA-rated and higher local governments provide limited upside for investors, but we will continue to selectively add exposure to A and BBB-rated credits where valuations are attractive. Finally, we continue to actively avoid small private colleges that have negative enrollment trends and weaker balance sheets and lack the significant state support that their public peers benefit from.
We are selective as strong seasonal factors have pushed valuations into richer territory, but we will make the appropriate adjustments to duration and curve structure when opportunities become available.
Looking forward, municipal returns are anticipated to be positive, despite some initial yield volatility. We believe higher-volatility credits will continue to outperform as the additional spread should improve income and provide further price appreciation. With

Management's Discussion of Fund Performance (Unaudited) (Continued)
the Fed tightening cycle concluding soon, we will continue to add duration in longer-dated maturities since valuations are compelling in that area. Market technicals should remain supportive as demand is expected to remain stable; however, better opportunities are anticipated later in the year. Finally, new issue supply will continue to be depressed as refunding deals are limited, and issuers are flush with cash and remain cautious of an economic downturn.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Core Municipal Bond Fund - Class A* and the Bloomberg Municipal Bond Index
Average Annual Total Returns**
Touchstone Core Municipal Bond Fund	1 Year	5 Years	10 Years
Class A	-1.02%	0.23%	1.63%
Class C	0.54%	0.45%	1.52%
Class Y*	2.66%	1.51%	2.31%
Institutional Class*	2.73%	1.55%	2.34%
Bloomberg Municipal Bond Index	3.19%	1.84%	2.68%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the difference in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was August 30, 2016. Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for the periods prior to August 30, 2016. The returns have been restated for sales loads and fees applicable to Class Y shares and Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.

Management's Discussion of Fund Performance (Unaudited)
Touchstone International Equity Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone International Equity Fund (the “Fund”) seeks growth of capital by investing primarily in common stocks of companies, located in or that conduct their business mainly in one or more foreign countries. The investment philosophy focuses on identifying businesses with high returns on capital, operating margins, and strong cash flow generation. Stocks are then analyzed based on the following five fundamental factors: business quality, valuation, growth, management and balance sheet strength.
Fund Performance
The Touchstone International Equity Fund (Class A shares) underperformed its benchmark, the MSCI EAFE Index, for the 12- month period ended June 30, 2023. The Fund’s total return was 16.99% (calculated excluding maximum sales charges) while the benchmark’s total return was 18.77%.
Market Environment
After a challenging 2022, global markets had a much more satisfying first half of 2023. In fact, since the equity market trough of October 2022, most major markets have produced double-digit equity returns.
For much of the past twelve months, global central banks engaged in unprecedented aggressive monetary tightening to address stubbornly high and rising inflation. Japan was an outlier; the Bank of Japan continued to pursue easy monetary policy, wary of a return to the deflation in which the country found itself for decades.  Halfway through 2023, headline inflation has sharply declined in the U.S., largely due to favorable base effects from oil prices, improved supply-chain logistics and normalized demand after a COVID lockdown-driven surge. However, global inflation is still above many central banks’ target, with wage growth proving to be sticky. In addition, China’s reopening following years of COVID restrictions has been underwhelming and European economies have started to slow. Geopolitical tension between China and the U.S. continues and the Russia-Ukraine war rages on with no clear end in sight.
Still, investor anticipation of the forthcoming end to monetary tightening and the market enthusiasm over the power of generative artificial intelligence (“AI”) has helped to propel global equity markets higher.  Developed market equities trounced emerging market stocks over the last twelve months, as emerging markets returns were hurt by adverse effects from China’s prolonged draconian COVID lockdowns and the underwhelming economic bounce in activity following its reopening. From an investment style standpoint, Growth stocks came roaring back, beating Value stocks while large capitalization stocks outperformed small caps.  Economically sensitive stocks outperformed defensive ones, amid hopes that central banks might look to cut interest rates in late 2023. Financials, Industrials, Information Technology and Consumer Discretionary sectors all performed particularly well. Large technology companies, in particular, had a spectacular performance amid the AI frenzy. Defensive sectors such as Utilities, Health Care and Consumer Staples sectors lagged.  The Real Estate sector was the only sector to show negative returns over the past 12 months due to rising rates and fears about lower structural demand for office space.
Commodities, which were 2022 stars, performed poorly with weaker prices for energy and industrial metals, while precious metals such as gold and silver prices held firm. The 10-year U.S. Treasury yield continued to rise over the period, though the yield curve nonetheless inverted, a classic harbinger of recession. After reaching a 20-year high in September 2022, the dollar depreciated through late June 2023 in anticipation of easier monetary policy later in the year.
Portfolio Review
From a sector perspective, the Fund benefited from holdings in Information Technology and Consumer Staples sectors, while holdings in Industrials and Communication Services detracted from relative performance.  Looking at the Fund broken down by geography, the Fund benefitted from holdings in the U.K., Mexico and the Netherlands, while holdings in India and Ireland detracted from relative performance.  The Fund’s relatively high cash position was also a negative factor in a risk-on market environment.  Given the Fund’s concentration and bottom-up approach, it is always more meaningful to discuss the drivers of performance attribution from the perspective of individual holdings.
The main contributors to relative performance over the past year were Kimberly-Clark de Mexico SAB de C.V. (“Kimberly-Clark”) (Mexico, Consumer Staples sector), SAP SE (“SAP”) (Germany, Information Technology sector), Accor SA (“Accor”) (France, Consumer Discretionary sector), Boa Vista Servicos S.A. (“Boa Vista”)(Brazil, Financials sector), and JCDecaux SE (“JCDecaux”) (France, Communication Services sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Kimberly-Clark manufactures and markets a wide range of consumer paper-based products, including disposable diapers, tissues, napkins and feminine care products in Mexico.  The company has a dominant position in the resilient hygiene and tissue categories in Mexico through strong brands, wide distribution and innovation, which combined with economies of scale, translates into strong pricing power and high profitability.  The company continues to consistently deliver solid results, supported by the strong consumer momentum in Mexico and a normalizing cost base.  The stock had a sharp bounce in the past year following a period of margin pressure caused by rising raw material costs, which the company was subsequently able to pass on to its customers given its strong market position.
German-based SAP is the world's leading provider of enterprise resource planning software.  Its product offering has expanded to a broad suite of enterprise application solutions across the entire enterprise software stack including new delivery platforms such as cloud/software as a service.  Given the mission-critical nature of SAP’s products, they tend to be very sticky with high barriers to entry.  The market has been gaining more confidence in SAP’s cloud business, which has demonstrated strong growth acceleration over the past few quarters, especially on the important S/4HANA Cloud products.  The increasing shift to a cloud-based subscription model should be a long-term positive as it drives higher customer lifetime value.  In addition, the company announced a new share repurchase program, supported by the disposal of its stake in the survey software vendor Qualtrics.
The French-based Accor is one of the world’s leading hotel operators, with properties in 110 countries across the luxury, premium, midscale and economy segments in brands including Sofitel, Novotel and Ibis.  Accor is benefiting from its geographic footprint, with higher exposure to the post-pandemic tourism recovery taking place in Europe and the Asia Pacific region.  In addition, Accor unveiled its mid-term strategy (2023-27) that was well received by the market, including an upward revision to its guidance and further clarity surrounding shareholder returns.  The company has nearly 5,500 hotels and intends to open more than 1,200 hotels over five years.  For the past several years, Accor has been on the path to adopting an asset-light business model, with more of its rooms now tied to the franchise and managed hotel business, which should lead to significantly higher returns on invested capital over the medium term.
Boa Vista operates Brazil’s second-largest credit bureau, offering business and consumer credit data and analytics, as well as fraud management services.  The company received a takeover offer from Equifax, which already owns 10% of the company’s shares, at an 89% premium over the closing price on December 15, 2022.  Equifax has been a shareholder of Boa Vista since 2013 when it merged its commercial credit bureau with Boa Vista’s consumer credit bureau.  Despite the hefty premium, in our opinion Equifax made a shrewd offer, given that Boa Vista’s share price was trading at its lowest level since the company went public in 2020.
JCDecaux is the global leader in the highly fragmented outdoor advertising market, with more than 1.1 million advertising panels in over 75 countries.  The outdoor signs of the French advertising group can be seen across big cities and at transport hubs around the world.  The company is well positioned for a multi-year recovery after the devastation of the pandemic as outdoor advertisers are on the front lines of consumer and travel activities.  JCDecaux has the strongest balance sheet among its peers and is well positioned to drive consolidation in the industry.  The secular trend toward increasing digitization of the company’s advertising panels will also help drive top-line growth and improve financial returns over time.
The main detractors from relative performance were Adecco Group AG (“Addeco”)(Switzerland, Consumer Discretionary), Indus Towers Limited (“Indus Towers”) (India, Communication Services sector), PagSeguro Digital Ltd (“PagSeguro”) (Brazil, Financials sector), Helios Towers plc (UK, Communication Services sector), and Savills plc (UK, Real Estate sector).
Switzerland-based Adecco is the largest recruitment provider globally with a presence in more than 60 countries.  The company offers services in the broad categories of temporary staffing, permanent placement, career transition, talent development as well as outsourcing and consulting.  The share price of staffing companies like Adecco has been under pressure due to the deteriorating macro environment while Adecco’s operational performance has been underperforming key peers Randstad and Manpower.  Though the company has some attractive investment characteristics, including the secular trend of growing temporary employment, high returns on capital, economies of scale and consistent cash generation, the business nonetheless remains highly cyclical, a yellow flag as we enter global recession.
Indus Towers is India’s leading independent telecom tower operator.  As the product of a merger between Bharti Infratel and Indus Towers, the company is the main provider of telecom towers to two of India’s leading mobile telecom operators, Bharti Airtel and Vodafone Idea.  The share price of Indus Towers continues to be weighed down by growing receivables owed by Vodafone Idea, which accounts for 40% of Indus’s business and has faced financial pressure in a competitive market.  We think that the stock represents potentially good value in the long run as it offers a highly attractive dividend yield combined with the optionality of growth from increased tower density and 5G in the years to come.  That said, in the short term the stock remains hostage to worries about the going concern status of its second-largest customer.
PagSeguro is the leading disruptor in Brazil’s merchant acquiring market, focusing on micro-merchants and small and medium-sized enterprises.  The company also acts as a card issuer for consumers and individual entrepreneurs.  Founded in 2006, the company can leverage the network and expertise of its parent, UOL, which is the largest internet company in Brazil.  PagSeguro

Management's Discussion of Fund Performance (Unaudited) (Continued)
quickly gained market share from the entrenched incumbent payment providers by offering point of sale devices for sale at a price considerably less than their competitors charged for a year’s rental, and the company’s product particularly appealed to the nation’s large underbanked population of small merchants.  While we continue to like PagSeguro’s entrepreneurial culture and market position in a still underpenetrated market for digital payments, its share price has been negatively impacted by concerns that interest rates in Brazil will stay higher for longer.  The increase in the Central Bank of Brazil’s official SELIC rate from 2% at the beginning of first quarter 2021 to 13.75% second quarter 2023 has been the primary driver of the company’s margin headwinds.
U.K.-headquartered Helios Towers plc is a leading independent mobile communications tower company operating across the sub-Saharan African markets.  The company has significant growth opportunities in the fastest-growing mobile markets in the world, with substantial secular opportunities as mobile penetration increases.  The independent tower industry generally has attractive unit economics, solid operational leverage and long-term contracts providing revenue visibility.  While Helios Towers plc has shown steady progress in executing its growth strategy via a number of acquisitions, its share price underperformed over the past 12 months, as the communications tower industry and frontier markets exposure, in general, are particularly sensitive to fluctuations in interest rates.
Savills plc is a global property consultancy based in the U.K.  The company provides transactional and non-transactional advisory services to commercial and residential property owners throughout the world.  Savills plc is well balanced geographically, with a solid market position in the U.K., the U.S. and across Greater China.  It has a high-margin transactional business to go along with less cyclical non-transactional businesses such as property management.  The company’s management team is highly disciplined with a commitment to a strong balance sheet and shareholder-friendly capital allocation policies.  Nevertheless, its share price has suffered as the commercial real estate market continues to recalibrate to the now seemingly permanent work-from-home trend as well as elevated levels of interest rates, pressuring transaction volumes.
The Fund has been busy amid the turbulent markets of the last twelve months. We added ten new names and sold seven, taking advantage of the market volatility to bolster the quality of holdings in the portfolio. Despite these changes, sector and country allocations did not change materially.
We purchased Scout24 SE (Communication Services sector, Germany), which operates Immoscout24, Germany’s leading online platform for buying, selling and renting residential and commercial real estate in Germany.  Founded in 1998, the company generates most of its revenues from subscriptions, primarily to professional real estate agents who pay for the right to post listings on the company’s platform, but also to consumers who pay to have preferential access to new rental and sale listings.  With nearly twice the inventory of its closest competitor, Scout24 SE benefits strongly from network effects.  We like the fact that real estate advertising in Germany still has further room to migrate online, and we like the strong balance sheet and shareholder-friendly capital allocation of management following the sale of the group’s automotive advertising business, AutoScout24, in 2020, since which time the company has repurchased approximately 30% of its outstanding shares in the open market.
We added Agnico Eagle Mines Limited (“Agnico Eagle”) (Materials sector, Canada) to our small gold mining portfolio in the Fund.  Agnico Eagle is a senior Canadian gold producer with operations mainly in Canada, as well as in Finland and Mexico.  We like the company’s emphasis on growing per share reserves and production, the lower risk geographical exposure of its assets, the strong balance sheet and a track record of returning cash to shareholders.  As interest rates peak we think that continuing to have exposure to gold makes sense as a hedge against a potential financial accident.
We started to build a small position in Howden Joinery Group plc (“Howden”)(Consumer Discretionary sector, U.K.), a leading manufacturer and supplier of fitted kitchens and accessories with a focus on builders in the U.K. market, and a company that we have long admired.  Its products include kitchen doors, cabinets, fittings, sinks, countertops and more. Through its vertically integrated business model and focus on superior service, Howden has been successful in increasing market share in a highly fragmented market. Its business is extremely efficiently run and enjoys attractive margins and returns. The company regularly returns excess cash to its shareholders in the form of share buybacks and dividends. In fact, the company has committed to buying back over 9% of its market capitalization on top of paying out almost 4% in dividends. Of course, Howden’s business is not immune to macro weakness; however, we believe a lot of the risk is already reflected in the share price.
The Fund added Pernod Ricard SA (“Pernod”) (Consumer Staples sector, France), one of the largest spirits manufacturers in the world, with a diversified portfolio across spirits categories and a broad regional exposure including emerging markets, which  account for over 40% of its sales. Some of its brands include Chivas Regal, Absolute, Ballantines, Jameson and Havana Club, along with many others. The company has a solid balance sheet, leaving room for attractive merger and acquision opportunities and further shareholder returns. While normalizing spirit demand after the pandemic-induced spike may lead to slowing near-term sales momentum, improving demand from China and travel retail are likely to act as an offset. Its self-help measures should also improve margins while investments in digital capabilities are likely to help boost sales. Longer term, we like Pernod’s overall exposure to spirits, as this market offers some of the highest medium-term growth within the Consumer Staples sector given its strong pricing power and the opportunity for deeper penetration in emerging markets.

Management's Discussion of Fund Performance (Unaudited) (Continued)
We also bought Koninklijke Philips N.V. (“Philips”) (Health Care sector, Netherlands), a Netherlands based diversified global medical technology company operating in three segments: Diagnosis and Treatment, Connected Care and Personal Health. Through several divestitures and acquisitions, it has transformed itself from an industrial-medical conglomerate into a healthcare technology company. Philips garners a leading market share in most of its product franchises but, unfortunately, its shares have taken a beating on the back of inconsistent earnings, in part due to COVID-related disruptions, as well as the recall of some of its sleep aid devices. While the recall and related lawsuits will take time to resolve, we believe most of the bad news is already discounted in the share price. Meanwhile, Philips is coming out of its COVID-induced slowdown in sales and its margins are set to improve through self-help measures. The company has a healthy balance sheet, ample cash flow and a history of distributing excess cash to its shareholders.
The following five purchases are names we had owned in the past but sold when their valuations became too rich: Alcon Inc. (“Alcon”) (Health Care, Switzerland), Edenred SE (Financials sector, France), Experian Group Ltd. (“Experian”).  (Financials, U.K.), Rightmove plc (Communication Services sector, U.K.) and Taiwan SemiConductor Manufacturing Company Ltd. (“TSMC”). (Information Technology, Taiwan). Market weakness in the past year gave us another chance to add these high quality “growthier” names back to the Fund.
Alcon Inc., is the leader in the global surgical ophthalmology and vision care markets. In surgical ophthalmology, Swiss domiciled Alcon provides devices, consumables and implantables for the treatment of eye disorders, primarily cataracts where it has around 50% market share. In vision care, the company is the second largest player in contact lenses and has a robust portfolio in liquid eye-care solutions. We like its dominant market position, stable earnings and its prudent management team. Over the next decade, we believe Alcon is well positioned to capitalize on secular long-term growth stemming from an aging population, increased screen time and rising demand from emerging markets.
We also repurchased Edenred SE, a global leader in prepaid employee benefits such as meal and childcare vouchers. The French-based company also provides corporate expense management services. Edenred SE is a high-quality business with a wide-mote stemming from its established strong network of clients, merchants and users worldwide.  The company has significant growth potential as it continues to broaden its business segment exposure, expanding its range of products and merchants sensibly and pushing the digital transformation of what was at one time a business focused mainly on paper-based lunch vouchers. We like its asset-light, highly cash-generative and high return business model, which will benefit from the rise in global interest rates as its earnings from customer float recover.
We added shares in Experian the U.K. based global leader in operating credit bureaus, providing its customers with credit information on consumers and businesses. Through its large databases, the company helps its customers manage risk, prevent fraud, and grant and monitor credit, amongst other services. Experian operates in 44 countries and is a market leader in the U.S., U.K. and Brazil, which together account for 90% of its revenue. The business has high barriers to entry and is hugely cash flow generative. We also like the management team with its strong track record of delivering consistent organic growth and high returns. Although Experian is exposed to slowing credit application volumes during times of recession, the company has the natural hedge of risk management services as well as less cyclical products for healthcare providers and utilities. The company is well positioned to continue to benefit from structural trends including increased digitization, rising credit penetration and the growing monetization of consumer and business data.
Once again, fears of cyclical weakness in the U.K. property market have led to a temporary correction in the price and an opportunity for us to buy shares of Rightmove plc, the leading U.K. residential property search portal. The company offers consumers a free-to-view platform of property listings while charging a monthly subscription and advertising fee to real estate agents. The company absolutely dominates its market, making its service a must-have for agents and giving it massive pricing power.  We also appreciate management’s consistent commitment to returning cash to shareholders via dividends and share buybacks.
Lastly, we added TSMC after the shares fell nearly 50% in 2022. TSMC is the world's largest dedicated semiconductor contract chip manufacturer with over 50% global market share. The barriers to entry are extremely high given the prohibitive costs to build and maintain a leading edge semiconductor fabricator and the engineering expertise required to manufacture leading edge technology chips. Despite its capital intensity, TSMC is well managed, produces attractive free cash flows and has consistently generated high returns on capital and margins throughout the semiconductor cycle by leveraging its scale and advanced fabrication technologies.
On the other side of the ledger, we sold our holding in Swiss based Adecco Group AG, one of the world’s largest recruitment providers. As a dominant player in a highly fragmented industry, Adecco benefits from economies of scale and has a strong brand to attract talent and employers. Unfortunately, the company has had some execution issues of late with no easy solutions and in the face of a weakening economic outlook; we thought it prudent to reduce our exposure to the employment recruitment market.

Management's Discussion of Fund Performance (Unaudited) (Continued)
We also sold Aveva Group plc (Information Technology sector, U.K.), a U.K. software provider in lifecycle management for highly complex industrial and engineering assets, after its current majority owner, Schneider Electric SE, agreed to purchase the rest of Aveva Group at a 40% premium.
We exited our position in Reckitt Benckiser Group (Consumer Staples sector, U.K.), a British based consumer goods company, which manufactures a wide range of health, hygiene and home products. Over the last couple of years, Reckitt received one off benefits from COVID-related sales in its health and hygiene businesses as well as from a baby formula recall at one of its biggest competitors. In addition to the lapse of these one offs, we sold our stake in part to reduce our more defensive exposure in favor of adding the quality growth names mentioned above.
Holcim Ltd. (Materials sector, Switzerland) was also sold. Holcim Ltd. is a Swiss based global manufacturer of construction materials such as cement, aggregates and ready-mix concrete. We like its high barriers to entry and appreciate the new management’s approach to cost-savings, cash flow optimization and further value enhancements to drive margins and return on invested capital higher. However, after outperforming the cement sector this year and rising concerns about a likely construction downturn in 2023, we decided to exit our position in the name.
We exited our position in Boa Vista Servicos (Industrials sector, Brazil), which operates Brazil’s second largest credit bureau, offering business and consumer credit data and analytics, as well as fraud management services.  We like the company’s prospects for solid top-line growth given Brazil’s underpenetrated consumer credit market, the recent addition of “positive” credit data, and Boa Vista’s strong market position amongst Brazil’s new fintech providers.  We also appreciate the company’s net cash balance sheet and like the business’s high operating leverage coming out of the pandemic. Nonetheless, we decided to sell our position after the company received a buyout offer from Equifax, a U.S. credit reporting agency, and the stock quickly traded up to the offer price.
The Fund sold out of a small positon in Foxtons Group plc (Real Estate sector, U.K.), a U.K. residential real estate broker that operates in London and its surrounding suburbs, in the context of a deteriorating U.K. economy and increasing interest rates there.  Though management had turned around the company in recent years with a focus on the rental management business, the relative illiquidity of the stock made it difficult to build a meaningful position in it and we decided to move on.
Finally, we sold Tencent Holdings Ltd. (Communication Services sector, China), an operator of the largest social networking sites in China. Its core communication platforms WeChat and QQ have ensured user stickiness due to their tremendous network effects, with over 1 billion and 800 million monthly active users respectively. The company is extraordinarily well positioned to benefit from the continuing growth of private consumption in China. However, following a sharp bounce in the share price and given increasing geopolitical tensions between the U.S. and China, we sought to reduce our China exposure and sold our position.
Outlook and Conclusion
In our opinion not much has changed in the last several months, aside from stocks grinding higher based on increased expectations for a soft landing or perhaps because of a market narrowly focused on AI-themed stocks, which comprise most or all of recent market gains, at least in the U.S. market.  We remain skeptical that the global economy can avoid a recession, however, and view ongoing strength in demand as an echo of the inflationary policies pursued during the pandemic.  There are growing signs of weakness in goods-related markets, with falling sales volumes and rising inventory levels across a number of sectors and geographies, as well as initial indications of softness in employment.  Note that European retail sales volumes are recently falling at a 3% year-over-year rate, a number indicative of recession.  With the peak in inflationary pressure in mid-2022 now annualizing, it will become increasingly clear that interest rates are too high given current economic conditions, regardless of hawkish statements from central bankers.
Perhaps it is a function of being based in San Francisco, which as the global technology capital is at the forefront of the work from home trend, but we think that financial markets may be continuing to underestimate the potential consequences of falling commercial real estate prices.  In the last few months, for example, there have now been at least three Class A office buildings here sold at approximately 70% discounts to their pre-pandemic valuations, as well as two large hotels and the city’s largest shopping mall returned to their respective lenders.  The implications for the balance sheets of banks and other lenders against commercial real estate are yet to be fully digested by markets, in our opinion.  In addition, as an aside, the fiscal knock-on effects from reduced property tax receipts and structurally lower transit ridership will require a coordinated policy response in the years to come.
Broadening weakness in Europe and North America has been concentrated in the manufacturing sector, while services including travel and leisure continue to benefit from a post-pandemic bounce.  The shortage of semiconductor chips last year, which created bottlenecks in production in autos, appliances and electronics, among a number of other categories, appears to have turned into a glut, and we have seen inventories start to rebuild across markets.  Manufacturing Purchasing Manager Indices are now in contractionary territory in virtually every developed economy, led by Germany, which has chosen to deindustrialize in the name of battling climate change and Russia.  However, weakness is also evident in the U.S., which has been the beneficiary of a significant nearshoring trend, and Japan, which has resisted the global trend toward monetary tightening, which is putting downward pressure

Management's Discussion of Fund Performance (Unaudited) (Continued)
on demand elsewhere.  As a result, the yen continues to plumb new multi-decade lows in real terms.  While we would normally consider a cheap currency as a bullish signal for the economy and markets, Japan continues to face serious structural challenges, led by poor demographics and sovereign debt levels greater than 200% of gross domestic product.
Meanwhile, the all-important Chinese economy has been faltering, with expectations of a strong post-COVID bounce so far mostly disappointed.  The glut of debt-funded real estate and perhaps renewed nervousness about the Chinese Communist Party’s commitment to property rights, combined with rising geopolitical risks and questions about China’s continued access to advanced semiconductors have put a damper on animal spirits.  The ongoing rise in the rate of youth unemployment, which has recently set record highs, has also undoubtedly garnered the attention of the Chinese authorities.
The war in Ukraine continues to represent a tail risk, though so far it has had little impact on stock prices in Europe or North America.  Nonetheless, we think that the prevailing Western narrative of an inevitable Ukrainian victory is proving increasingly hard to imagine, and that the existential nature of the conflict to all three parties to it makes a negotiated settlement unlikely in the near term, leading to the current dangerous dynamic of ratcheting escalation with no obvious off-ramp.
So while market chatter in many countries continues to be focused on inflation, we remain convinced that this is backward looking and that deflation is likely to be the greater threat over the medium term.  We do not put much stock in the predictions of the same central bankers who missed the most obvious setup for accelerating inflation in our careers.  Frankly, there was never anything transitory about it.  We think that given the collapse in money growth and the cresting of inflationary pressures more than a year ago, interest rates are likely to fall sharply in the coming year, and that economic activity could be surprisingly weak.  The challenge for equity investors will be navigating a world of simultaneously falling interest rates AND shrinking corporate earnings.
We continue to be cautious about the prospects for demand and profits in the coming quarters, and think that the weakness in revenues and margins will likely overwhelm the expected fall in discount rates as the recession bites.  As a result, we remain relatively defensively positioned, with continued outsized exposures to Health Care, as well as reasonably valued structural growers in Communication Services, Information Technology, Industrials, and Financials.  We also still like the long-term outlook for Energy stocks given the ongoing underinvestment in oil and gas production.  Finally, more than ever, we think an emphasis on resilient business models with strong balance sheets will help cushion the blow from any weakness in demand in the year to come.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Equity Fund - Class A* and the MSCI EAFE Index
Average Annual Total Returns**
Touchstone International Equity Fund	1 Year	5 Years	10 Years
Class A	11.14%	2.52%	4.92%
Class C	15.27%	2.83%	4.49%
Class Y	17.46%	4.09%	5.84%
Institutional Class*	17.54%	4.20%	5.89%
MSCI EAFE Index	18.77%	4.39%	5.41%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of

Management's Discussion of Fund Performance (Unaudited) (Continued)
Institutional Class shares was October 30, 2017. Institutional Class shares performance information was calculated using the historical performance of Class A shares for the period prior to October 30, 2017. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone International Growth Fund
Sub-Advised by DSM Capital Partners LLC
Investment Philosophy
The Touchstone International Growth Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in equity securities of foreign issuers. The Fund utilizes a bottom-up idea-driven growth style with a long-term investment horizon. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: predictable growth, solid fundamentals, attractive profitability and successful management.
Fund Performance
The Touchstone International Growth Fund (Class A shares) underperformed its benchmark, the MSCI All Country World Ex-USA Index, for the 12-month period ended June 30, 2023. The Fund’s total return was 8.74% (calculated excluding the maximum sales charge), while the total return of the benchmark was 12.72%.
Market Environment
Capital markets produced mixed results during the period. The European Central Bank and Bank of England each raised interest rates twice during the quarter as core inflation crept higher, affecting both economies.  Meanwhile, the Bank of Japan (“BOJ”), despite observing higher than expected inflation and generally positive macroeconomic data, maintained its expansionary monetary policy by holding rates steady. The U.S. dollar was mixed against major developed market currencies during the quarter, rising against the euro and yen but depreciated compared to the pound.  The rise vis-à-vis the euro followed poor economic activity data and hawkish central bank comments while the yen’s decline reflects the BOJ’s continued loose monetary policy stance. In the emerging market economies, China’s reopening after the COVID lockdowns showed signs of cooling because of weak domestic and foreign consumer demand while India reported positive foreign inflows and encouraging economic data.
Portfolio Review
During the 12-month period ended June 30, 2023, the Fund’s underperformance versus the benchmark was primarily due to our selections in the Industrials sector, as well as the Fund’s underweight of the Industrials sector versus the benchmark.  Our stock selections in the Information Technology sector (“IT”) also detracted from performance, although partially offset by the Fund’s overweight of IT.  Our selections in the Consumer Discretionary, Financials and Consumer Staples sectors benefitted the Fund’s relative performance in the period.
The holdings, which contributed most to the Fund’s absolute performance during the period, were Evolution AB (Consumer Discretionary sector), HDFC Bank Ltd and ICICI Bank Ltd (Financials sector), ASML Holding NV (IT sector) and SAP SE (IT sector).
The weakest contributors to the Fund’s performance during the period were Endava plc (IT sector), Naver Corp, (Communication Services sector), Teleperformance SE (Industrials sector), Grifols SA (Health Care sector) and Sonova Holding AG (Health Care sector).
Although we believe there are several factors that contributed to the slowdown in reported revenue and earnings for the Fund’s holdings over the last few quarters including a weakening global economy, a strong U.S. dollar, wage and cost inflation and supply chain disruptions, we believe these issues should dissipate further over the coming quarters.  In addition, even if the global economy is weak, we believe the market will look through the recession to the eventual recovery.
The common theme across our purchases in the period was our focus on transforming the portfolio into an even-higher quality, predictable group of stellar growth companies that we anticipate holding for many years.  Accordingly, since July of 2022 as their valuations became more attractive, we have initiated positions in: Accenture plc; Amadeus IT Group; SA Arista Networks Inc.; ASML Holding NV; Canadian Pacific Kansas City Ltd; Dino Polska SA; Endava plc: Globant SA; NVIDIA Corp.; and Straumann Holding AG. Several of these positions have significant leverage to artificial intelligence (“AI”) technology as do existing positions such as Capgemini SE, Microsoft Corp and SAP among others, as we continue to lean heavily into digital transformation themes and the stocks that leverage or benefit from it.
Outlook and Conclusion
In our view, the economic outlook in the United States and Europe will be determined by how quickly inflation declines because of Federal Reserve and European Central Bank tightening.  The more rapidly inflation falls, the lower the pressure on both central banks to raise rates to ever higher levels, thereby enhancing the potential for a “soft landing” or “muddle through” economic outcome. Despite higher interest rates, moderately slower consumer spending, and pressure in the financial sector, estimates for

Management's Discussion of Fund Performance (Unaudited) (Continued)
U.S. gross domestic product (“GDP”) growth in 2023 have steadily risen since reaching a low last December. While 1.3% annual GDP growth is hardly robust, it may suggest a muddle through scenario rather than the recession that many economists and market observers have predicted since last summer. Money supply growth, as measured by M2, remains in negative territory and is likely the catalyst behind the consumer price index’s deceleration again in June 2023 to a 3.0% annual rate.
Despite these recessionary concerns, we believe our companies will remain resilient due to their solid secular demand trends, expanding total addressable markets, competitive positioning, and strong financial characteristics. We continue to lean heavily into digital transformation themes and the stocks that leverage or benefit from it. AI, machine learning, and most recently generative AI are having a profound impact on all businesses across all industries. The demand for software, networking equipment, specialized chips, semiconductor production, cloud infrastructure, and information technology services will only continue to grow as nearly every company becomes increasingly focused on technology to improve its operations within its respective industry.
We remain focused on our investment process and on generating attractive long-term returns for our clients.  We believe the portfolio’s underperformance over the last twelve months, and  the first half of 2023, is largely due to the market’s focus on a few very large technology companies.  As inflation declines, we believe investor confidence will increase and the market’s upturn will broaden to include the strong and predictable earnings growth businesses that characterize the portfolio, including all holdings, not just those holdings that are amongst the largest technology companies in the world.
While the market has been frustrating this year, we believe our concentrated portfolio built on a foundation of reasonable valuations and a focus on quality/growth companies is as relevant as ever.  There is a simple reason why.  Businesses appreciate as earnings grow and, in our view, this portfolio has the substantial earnings growth necessary to drive market values upward.  Earnings are what drive businesses and together with valuation are overwhelmingly important factors to consider when investing.  In time, we expect that the steadfastness of our investment process will be amply rewarded. Additionally, we believe the valuation of the portfolio is quite reasonable and earnings growth is likely to remain strong, providing investors with the opportunity to generate very attractive rates of return over the next few years.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Growth Fund - Class A* and the MSCI All Country World Ex USA Index
Average Annual Total Returns**
Touchstone International Growth Fund	1 Year	5 Years	10 Years
Class A*	3.33%	-0.99%	6.48%
Class C*	6.95%	-0.54%	6.32%
Class Y*	9.00%	0.45%	7.36%
Institutional Class	9.16%	0.56%	7.45%
MSCI All Country World Ex USA Index	12.72%	3.52%	4.75%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was August 15, 2016. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares.

Management's Discussion of Fund Performance (Unaudited) (Continued)
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
MSCI All Country World Ex USA Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Large Cap Focused Fund
Sub-Advised by Fort Washington Investment Advisors, Inc. (“Fort Washington”)
Investment Philosophy
The Touchstone Large Cap Focused Fund (the “Fund”) seeks to provide investors with capital appreciation by investing in large capitalization equity securities that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Touchstone Large Cap Focused Fund (Class A shares) outperformed the S&P 500® Index for the 12-month period ended June 30, 2023. The Fund’s total return was 21.28% (calculated excluding the maximum sales charge) while the return of its benchmark was 19.59%.
Market Environment
Over the last twelve-month period, U.S. equities saw three quarters of continued gains following a dip in the third quarter of 2022. U.S. Federal Reserve (“Fed”) policy moves to combat elevated inflation were a focal point during the period along with three significant bank failures and continuing geopolitical conflicts. Despite this backdrop, the S&P 500® performed well during the period. The benchmark sectors that led the market higher during the period were Information Technology, Industrials, and Consumer Discretionary. The Real Estate sector was the worst performer for the index, followed by Utilities, Health Care, and Consumer Staples sectors.
Portfolio Review
Within the Fund’s portfolio, sector exposure that outperformed the benchmark include Materials, Energy, Communication Services, Industrials, Health Care, and Financials.  Sectors where the Fund underperformed were Real Estate, Information Technology, and Consumer Discretionary. The Fund’s outperformance was primarily driven by stock selection, while sector allocation also contributed, primarily due to a no weight in Utilities and an underweight in Consumer Staples and Real Estate.
The three stocks that contributed most to performance were Hubbell Inc.(Industrials sector), HCA Healthcare, Inc. (Health Care sector), and Oracle Corporation (Information Technology sector). Hubbell Inc. shares outperformed due to quarterly results over the year that have exceeded investor expectations. As America continues to shift from fossil-fuel based energy consumption to renewables and modes of transportation electrify, utilities need to increase capital spending to support the change, of which Hubbell Inc. is a primary beneficiary. HCA Healthcare Inc. outperformed during the period primarily due to progress on mitigating elevated contract labor costs. While pay increases for employed nurses will continue to be a headwind, we see the company managing through reasonably well via a combination of initiatives, including improved commercial pricing as those contracts come up for renewal. Valuation continues to imply long-term operating margins below historical levels – which we see as an unlikely outcome. Oracle Corporation outperformed due primarily due to significant growth in its cloud infrastructure business.
Among the stocks that detracted the most from performance were UnitedHealth Group Incorporated (“UnitedHealth Group”) (Health Care sector), Johnson & Johnson (Health Care sector), and Bristol Myers-Squibb Company (“Bristol Myers-Squibb”) (Health Care sector). Health Care as a whole underperformed during the period. UnitedHealth Group’s underperformance in the period was largely due to nervousness around Medicare Advantage rate updates for 2024. The larger concern was that Washington’s attitude toward Medicare Advantage plans might have shifted for the worse; however, final rates published in early second quarter 2023 included a 3-year phase-in of one of the key drivers, which made the 2024 rate cut more manageable. This move relieved some of that bigger-picture worry, and we see UnitedHealth Group as well-positioned to manage through any moderate shifts in reimbursement. Johnson & Johnson shares underperformed along with other more defensive names within Health Care. Investors also continued to view talc claims as an overhang for the stock. Bristol-Myers Squibb shares underperformed as pharmaceutical stocks generally underperformed in a market environment that favored growth stocks over value. There were no significant stock-specific developments for the company. The market continues to assess the potential for the company’s portfolio of recently launched products to offset patent expiries of a few very large older products over the next several years. We view the headwinds from patent expirations and U.S. government drug pricing legislation as well understood and well discounted at the current price.

Management's Discussion of Fund Performance (Unaudited) (Continued)
As the period came to a close, the Fund’s portfolio had an overweight in the Communication Services, Health Care, Information Technology, and Financials sectors and an underweight in the Consumer Discretionary, Consumer Staples, Real Estate, Materials, and Energy sectors. The weight in the Industrials sector was roughly in line with that of the index. The Fund held no positions in the Utilities sector.
During the period, the Fund added Medtronic plc (Health Care sector) and Stanley Black & Deck Inc. (Industrials sector).  While selling positions in Warner Bros Discovery (Communication Services sector) and Deere & Co (Industrials sector) from the portfolio.
Outlook and Conclusion
During the first half of 2023, the U.S. equity market continued to rebound from the 2022 downturn. Despite lingering recession risk and another significant bank failure during the period, the equity market rallied as the U.S. economy demonstrated resilience while inflation moderated. With tight financial conditions and excess savings from government stimulus waning, the question of whether a hard landing is still on the horizon remains front and center. Weak market breadth and better performance moving sequentially higher in market cap segments also call into question the idea that this is a sustainable market transition into a new bull market. In our view, much of the Fed’s tightening still has not been digested by the real economy. Soft landings are typically preceded by the easing of lending standards while the tightening of lending standards precedes hard landings. We believe bank-lending standards will continue to tighten. Therefore, we see additional downside risk to growth and continue to believe the path for a soft landing remains narrow mainly due to the lag effects of higher interest rates and higher prices.
Based on our outlook, we have been gradually limiting risk in the portfolio for a while. We are carrying higher than typical cash positions in portfolios. Our activity over the past couple of years has focused on moving into higher return on capital and higher barrier to entry businesses with pricing power and increasing our defensive exposure. We continue to look for signals that would compel a risk-on shift but believe, at this point, our conservative risk posture will benefit the portfolio going forward.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Focused Fund - Class A* and the S&P 500® Index
Average Annual Total Returns**
Touchstone Large Cap Focused Fund	1 Year	5 Years	10 Years
Class A	15.23%	11.77%	12.21%
Class C	19.35%	12.19%	12.07%
Class Y	21.65%	13.41%	13.09%
Institutional Class*	21.68%	13.44%	13.10%
Class R6*	21.73%	13.23%	12.85%
S&P 500® Index	19.59%	12.31%	12.86%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares and Institutional Class shares was October 28, 2021 and December 23, 2014, respectively. Class R6 shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to October 28, 2021 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Class R6 shares and Institutional Class shares.

Management's Discussion of Fund Performance (Unaudited) (Continued)
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Large Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Large Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in common stocks of large-capitalization U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.
Fund Performance
The Touchstone Large Cap Fund (Class A shares) underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended June 30, 2023. The Fund’s total return was 15.96% (calculated excluding the maximum sales charge) while the benchmark’s total return was 19.36%.
Market Environment
For the twelve-month period ending June 30, 2023, the major U.S. stock indices posted double digit increases.  During the first 3 months of the period the market sold off over concerns over rising interest rates, high inflation, and geopolitical risk, but as the period progressed, the markets rallied as it appeared that the worst of inflation was behind us and we were closer to the end of the U.S. Federal Reserves’ (“Fed”) tightening cycle.  In addition, resilient consumer spending led to better than expected U.S. gross domestic product growth, and optimism over the impact of artificial intelligence (“AI”) propelled the market higher.
The broader market as defined by the Russell 3000® Index was up 19% in the period.  Large cap stocks led the way followed by midcaps, and then small caps.  The Russell 1000® Index was up 19.4% while the Russell Midcap Index and Russell 2000® Index were up 14.9% and 12.3%, respectively.  Growth stocks resumed their leadership during the period with Growth stocks outperforming Value stocks across the board.  Cyclical stocks performed better than defensive names in the period.
In terms of factors impacting stocks during the period, Volatility (beta), and Growth factors were the strongest.  Value and Yield factors consistently performed poorly, while Quality and Momentum factors were mixed.
Economic data released at the beginning of the period pointed to a decelerating economy as it weathered the effects of inflation and higher interest rates.  Affordability challenges likely weighed on the sale of large ticket items, while consumer spending continued to rebalance more toward services.  As we progressed through the period, data became more mixed with the weakest area being housing as higher interest rates had their intended effect.  Consumer income remained solid, reflecting high levels of employment, rising wages, and the benefit of excess savings accumulated during the pandemic.
Inflation has continued to decelerate in recent months, but remains above the Fed’s goal of 2%.  In the latest monthly reading, total consumer price index (“CPI”) rose 4% year-over-year (“y/y”) aided by lower energy costs, while core CPI rose 5.3% y/y.  The Fed’s preferred measure of inflation, core personal consumption expenditures, rose 4.6% y/y.  Services inflation is the primary contributor to overall inflation, and is typically highly correlated with rising wages.  Reversing higher services inflation may be challenging with a strong labor market.
The latest housing data reflect stabilization, including strength in housing starts along with modest gains in existing home sales.  National housing inventory remains low, which may keep a floor on prices despite affordability challenges from higher interest rates.
The labor market remains quite strong and the U.S. economy added over 700 thousand net new jobs during the period.  In the latest readings, the labor force participation rate was 62.6% while the U3 unemployment rate was relatively unchanged at 3.6%.  Average hourly earnings rose 4.4% vs. the prior year.  Looking ahead, we expect job growth and average hourly earnings growth to decelerate reflecting tighter monetary policy, but note that the labor market has been stronger than expected for quite some time.
The broader ISM survey data reflected mixed results, as demand for services was stronger than demand for goods.  The latest reading of the ISM manufacturing index was 46.0, the tenth consecutive monthly reading below 50, reflecting the impact of higher interest rates on demand for goods.  Meanwhile, the ISM services index has improved and remains above 50.  For both surveys, a reading below 50 suggests economic contraction, while any score over 50 suggests expansion.
With regard to monetary policy, a strong labor market combined with higher than desired inflation resulted in a shift toward tighter monetary policy from the Fed in early 2022.  Throughout 2022, the Fed raised the fed funds rate 425 basis points (“bps”).  As inflation readings moderated over time, the Fed reduced the level of rate increases from 75 bps to 25 bps.  Separately, the Fed began reducing the size of its balance sheet via Quantitative Tightening (QT) in June of 2022.  QT continues today.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Following three 25 bps rate increases in 2023 (January, March, and May), the target range of the Fed funds rate is now 5.0% - 5.25%.  We believe additional increases in the Fed funds rate could be limited.  However, recent strength in the economic data, along with higher than desired inflation and strength in the labor market, led to a recent shift in the dot plots from Fed members.  The current dot plots assume another 50 bps in Fed funds rate increases in 2023 with a likely 25 bps hike later in July, 2023. Both the dot plots and the futures market assume short-term rates begin to fall next year, but that will depend on the broader economic data.
The yield curve remains inverted as longer-term Treasuries point to expectations of either weak economic growth, lower inflation, or a Fed pivot; while short-term rates reflect the Fed’s attempts to curb the rate of inflation and balance the tight labor market.  An inverted yield curve is often a sign of a pending recession and many economists expect a recession sometime in the next 12-18 months, although the risk of recession has declined in recent months.
Portfolio Review
The strongest sectors for the market in the period were Information Technology, which was up 39.5%, followed by Industrials, which was up approximately 27%.  The weakest sectors were Real Estate, which was down 3.2%, and Utilities, which was down 2.9%.  The portfolio provided 88% upmarket capture in a strong market, which is in line with our expectations. Market concentration was a headwind, especially as we moved towards the end of the period with the increasing excitement over artificial intelligence (“AI”) themes.  For sake of comparison, the Russell 1000 equally weighted index was up just 8.9% during the period.
During the period, sector allocation was a headwind, but was partially offset by stock selection.  At the sector level, an underweight position in Information Technology and an overweight position in Financials detracted from relative performance, partially offset by the positive impact of an underweight position Healthcare and Utilities.
In terms of stock selection, the best performing stocks based on relative performance vs. the benchmark during the period were O’Reilly Automotive Inc. (“O'Reilly”) (Consumer Discretionary sector), Martin Marietta Materials, Inc. (Materials sector), Fiserv, Inc. (Financials sector), Old Dominion Freight Line, Inc. (“OD”) (Industrials sector), and NewMarket Corp.  (“NEU”) (Materials sector).
O’Reilly outperformed during the period led by share gains in its professional business. Despite macroeconomic uncertainties, demand remains strong as customers are prioritizing the repair and maintenance of vehicles. O’Reilly remains the gold standard for service, part availability, and logistics in this industry. O’Reilly has a strong balance sheet, and has a good record of effective share repurchase.
Shares of Martin Marietta Inc. outperformed during the period driven by improving sentiment around construction activity, along with strong quarterly results that demonstrated robust pricing power and continued margin expansion. Visibility in demand is improving with tailwinds supporting heavy non-residential and infrastructure projects over the medium-term, likely offsetting any temporary weakness in residential and light commercial activity. The company’s leadership position within aggregates and exposure to financially healthy states gives us confidence that it will benefit from growth in infrastructure and construction spending for many years.
Most of Fiserv's Inc. outperformance occurred in third quarter of 2022 as the company’s diversified business model appeared well positioned to navigate a potential downturn. The company reported strong second quarter 2023 results and raised guidance for the remainder of the year. Growth in Merchant Acceptance was driven by strength in its Clover platform and e-commerce share gains, while the Fintech and Payments segments (approximately 60% of revenue) continue to provide stability and recurring revenue. We remain confident in the company’s ability to generate durable earnings growth through its robust product offerings and disciplined capital allocation.
Shares of OD were very strong early in the year reflecting solid operating performance in a negative freight market.  OD has a relentless focus on service and quality, which resonates with customers in good times and bad.  Management’s focus on cost containment this quarter resulted in record levels of profitability, and the company continues to execute on its long-term growth plan.  OD is widely held as one of the best franchises in transportation.
NEU significantly outperformed the broader market during the period due primarily to the easing of oil prices. NEU’s production costs are inversely related to oil and base oil prices, as most of the inputs are petrochemicals.  As the company’s product pricing is done on a lag to cost changes, flat to down oil prices should result in higher profits later this year.
Among the more challenged positions during the period were Meta Platforms, Inc. (“Meta”) (Communication Services sector), Charles Schwab Corp. (“Charles Schwab”) (Financials sector), Pfizer Inc. (“Pfizer”) (Health Care sector), Alphabet Inc. (“Alphabet”) (Communication Services sector), and CarMax Inc. (“CarMax”) (Consumer Discretionary sector).

Management's Discussion of Fund Performance (Unaudited) (Continued)
Meta underperformed in the first 6 months of the period over a perceived slowdown in the advertising industry as consumers dealt with high inflation and companies continued to struggle with inventory positions.  We sold our position in the fourth quarter of 2022.  The stock underperformed the broader market over our holding period reflecting numerous issues (Apple's IDFA change, competition from TikTok, and a macroeconomic slowdown leading to weaker advertising spending). While the company faced headwinds to topline growth, management remained intent on spending on numerous initiatives, leading to uncertainty about future cash flow generation and our decision to sell the stock.  Shortly after our sale, management started to aggressively cut costs and the stock rallied along with other large technology companies.
Shares of Charles Schwab underperformed the broader market, reflecting weakness early in 2023.  Despite excellent execution on asset gathering, all eyes have been on the pace of cash sorting. The implosion of Silicon Valley Bank gave rise to a bear narrative that Charles Schwab would face insolvency from bank runs and client cash sorting.  We maintain a positive view of the stock and believe that the company has ample short-term financing to shield them from having to realize any losses on their securities book.  In a strong sign of conviction, multiple members of senior management and the board stepped up to buy the stock on weakness earlier in the year. Additionally, client cash sorting trends have been steadily improving since the beginning of the year.  While we concede that there may be short-term headwinds to earnings from elevated cash sorting, the long-term earnings power of the company remains intact.
Pfizer underperformed during the period as investors focused on declining COVID franchise earnings, upcoming patent cliffs on certain drugs, and the announcement of the proposed Seagen acquisition. As long-term investors, we continue to see upside in Pfizer’s strong balance sheet, industry leading research and development (“R&D”) productivity backed by one of the highest R&D budgets in the industry, and unique logistics capabilities. We believe the business excluding COVID earnings can continue to grow consistently, and that Pfizer is executing admirably in their efforts to offset upcoming patent expirations. The proposed Seagen acquisition announced in first quarter 2023 will strengthen Pfizer’s oncology portfolio and should offset upcoming weaker revenue from drugs coming off patent.
Alphabet underperformed in the first 6 months of the period reflecting the slowdown in digital advertising spending and concerns around expense controls in a softening environment. The Search business decelerated sequentially and there is uncertainty in the advertising business. YouTube continues to take ad dollar share from linear TV and the Cloud business continues to ramp up. Management started to right size the cost structure of the business by realigning resources, reducing the pace of hiring, and reallocating capital expenditure spending. Alphabet has a solid balance sheet, significant market share, and has become more shareholder friendly in its capital allocation decisions.
CarMax underperformed the broader market during the first 6 months of the period over concerns around affordability and macro conditions worsened. Consumer spending on big-ticket discretionary items has slowed and consumer confidence has weakened. Despite the weak macroeconomic environment, CarMax continues to gain market share and maintains high gross profits per unit. Management is focused on growing profitable market share in multiple channels by offering a seamless experience across all platforms. CarMax continues to disrupt the used car ecosystem and we maintain our conviction in the stock.
In late September 2022, we used cash in the portfolio to initiate a position in Starbucks Corporation (Consumer Discretionary sector). In December 2022, we used excess cash to add to the existing position in Starbucks.
After roughly 20 months in the portfolio, we sold our position in Meta Platforms. The stock underperformed the broader market over our holding period reflecting numerous issues (Apple's IDFA change, competition from TikTok, and a macroeconomic slowdown leading to weaker ad spending).
Following the closing of the acquisition of STORE Capital by two private equity firms, we received cash for our shares. With the cash, we initiated a position in Chevron Corp. (Energy sector). We have owned shares of Chevron in the past and it is the only Energy exposure in the Fund.
In May 2023, we trimmed the existing position in O'Reilly and used excess cash to initiate a position in Republic Services, Inc. (Industrials sector).
We sold the remaining position in Verizon Communications Inc. (Communication Services sector), and trimmed both O'Reilly and Berkshire Hathaway (Financials sector). With the proceeds from the sale/trims, we initiated a position in Albemarle Corp. (Materials sector).
Outlook and Conclusion
Looking ahead, while we have been pleased with the better than expected economic data and improving inflation readings, we note that core inflation remains higher than the Fed’s long-term target of 2% and the labor market remains tight with U3 unemployment below 4%.  In that environment, we believe that it is likely that the Fed will continue to increase the Fed funds rate.  Importantly, monetary policy works with a lag, and we believe we have probably not felt the full impact of prior rate increases.

Management's Discussion of Fund Performance (Unaudited) (Continued)
While the U.S. economy has surprised to the upside so far this year, the impact of higher interest rates and the inverted yield curve suggest that the odds of a recession over the next 12-18 months remain elevated.  While a shallow recession is the consensus view, solid consumer spending may continue to allow the U.S. economy to avoid recession.  Longer term, we remain positive on the U.S. economy and expect real gross domestic product growth in the 2-3% range driven by growth in the labor force and improving productivity.
In terms of the equity market, we recognize the difficulty in determining what investors have priced into stocks at any given point in the economic cycle.  Valuations based on near term earnings appear relatively high vs. history despite concerns about a pending recession and higher interest rates. Narrow markets can be quite fragile, and we continue to expect greater volatility in share prices in the months ahead.  With elevated valuations and the possibility of a recession, we believe that we may experience muted returns in the near term with shareholder yield (dividends, share repurchase, debt reduction) comprising a significant percentage of the total return from equities.
Longer term, we continue to believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns.  We believe that the companies in the Fund generate much higher returns on capital, with lower leverage ratios, at reasonable valuations relative to the broader market.
We believe the quality of the portfolio positions it well for the next few years, even if the market trades modestly higher.  The Fund may struggle to keep up in an environment of double-digit returns. In an environment of possibly lower expected returns and greater volatility, we believe the Fund offers an attractive option for equity investors.  Our goal remains to outperform the broader market over full market cycles with less volatility.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Fund - Class A* and the Russell 1000® Index
Average Annual Total Returns**
Touchstone Large Cap Fund	1 Year	5 Years	Since Inception*
Class A	10.16%	7.16%	7.46%
Class C	14.10%	7.63%	7.47%
Class Y	16.24%	8.72%	8.44%
Institutional Class	16.35%	8.82%	8.55%
Russell 1000® Index	19.36%	11.92%	11.29%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was July 9, 2014. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Large Company Growth Fund
Sub-Advised by DSM Capital Partners LLC
Investment Philosophy
The Touchstone Large Company Growth Fund (the “Fund”) seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a long-term investment horizon. It seeks to identify companies, which are believed to exhibit certain quality characteristics, including predictable growth, solid fundamentals, attractive profitability and successful management.
Fund Performance
The Touchstone Large Company Growth Fund (Class A shares) underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended June 30, 2023. The Fund’s total return was 16.89%, (calculated excluding the maximum sales charge) while the total return of the benchmark was 27.11%.
Market Environment
Despite more than a year of rapid U.S. Federal Reserve tightening, the U.S. economy grew 2.6% in the fourth quarter of 2022, and 1.1% in the first quarter of 2023.  Services continue to grow modestly while Manufacturing and Industrial activity contracted slightly.  Several factors likely contributed to the lackluster gross domestic product (“GDP”) growth including less fiscal stimulus, lower tax refunds, a continued pressured consumer, and bank credit tightening; however, the job market remains relatively robust with the unemployment rate and weekly jobless claims near historical lows.
We believe the primary catalyst for the rallies in the European and U.S. markets since late September/early October 2022 was lower inflation.  The Federal Reserve and European Central Bank (“ECB”) have substantially tightened money supply growth and as a result, over the last several months inflation appears to have peaked and begun to subside.  Ongoing rate increases are likely to continue to lower inflation until the banks decide to pause the rate-increase cycle.
Portfolio Review
The Fund’s relative underperformance during the period was primarily due to stock selections in the Information Technology sector. The Fund’s underweight of the Communication Services sector versus the benchmark, as well as the selections in Communication Services, also detracted from performance.  During the period, selections in Consumer Staples and the Fund’s underweight of the sector versus the benchmark, benefitted performance.
Among the holdings which contributed most to the Fund’s performance during the period were Microsoft Corp. (Information Technology sector); NVIDIA Corp.(Information Technology sector); Adobe Inc. (Information Technology sector); Amazon.com, Inc. (Consumer Discretionary sector); and Boston Scientific Corporation (Health Care sector).
Among the weakest contributors to the Fund’s performance during the period were EPAM Systems Inc. (Information Technology sector); PayPal Holdings Inc. (Financials sector); Meta Platforms Inc. (Communication Services sector);  Autodesk, Inc. (Information Technology sector); and UnitedHealth Group Incorporated (Health Care sector).
Not owning Apple Inc. (“Apple”) (Information Technology sector) also contributed significantly to the relative underperformance of the portfolio over the one-year period ended June 30.  With an average position size of over 12% of the Russell 1000 Growth Index in the period, Apple accounted for approximately 200 basis points of the Fund’s underperformance.  However, we continue to believe that Apple, with a 10% earnings per share growth rate, is overvalued at nearly 30x earnings.
Over the past year, we have initiated a number of new positions with significant leverage to artificial intelligence (“AI”) technology including Accenture plc, Arista Networks, Inc., Autodesk, Inc., ASML Holding N.V., Entegris, Inc. and EPAM Systems, Inc., all Information Technology sector stocks.  We also added to several existing positions within the Information Technology sector including Adobe Inc., Intuit Inc. and NVIDIA Corporation.  We continue to hold Microsoft Corporation (Information Technology sector), Alphabet Inc. (Communication Services sector) and Amazon.com, Inc. (Consumer Discretionary sector), which are all highly levered to the rollout of AI across the global economy. We have also trimmed many of our larger positions. With the purchases of a number of new positions over the last several quarters, the portfolio has also become much more equally weighted.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
In our view, the economic outlook in the United States and Europe will be determined by how quickly inflation declines because of Federal Reserve and ECB tightening.  The more rapidly inflation falls, the lower the pressure on both central banks to raise rates to ever higher levels, thereby enhancing the potential for a “soft landing” or “muddle through” economic outcome. Despite higher interest rates, moderately slower consumer spending, and pressure in the financial sector, estimates for U.S. GDP growth in 2023 have steadily risen since reaching a low in December 2022. While 1.3% annual GDP growth is hardly robust, it may suggest a muddle through scenario rather than the recession that many economists and market observers have predicted since last summer. Money supply growth, as measured by M2, remains in negative territory and is likely the catalyst behind the consumer price index’s deceleration again in June 2023 to a 3.0% annual rate.
First quarter 2023 U.S. GDP growth was revised up to 2% from expectations of 1.4%.  Certainly, the outlook for U.S. economic growth has thus far defied recession expectations.  Perhaps when the starting point for rates is zero, the first 300 basis points of rate increases will have very little economic impact, since the absolute level of rates is still very low. That said, economists generally agree that tightened monetary policy works with a twelve-to-eighteen-month lag, indicating that a recession might occur in late 2023 or early 2024.
Despite these recessionary concerns, we believe our portfolio companies will remain resilient due to their solid secular demand trends, expanding total addressable markets, competitive positioning, and strong financial characteristics. We continue to lean heavily into digital transformation themes and the stocks that leverage or benefit from it. AI, machine learning, and most recently generative AI are having a profound impact on all businesses across all industries. The demand for software, networking equipment, specialized chips, semiconductor production, cloud infrastructure, and IT services will only continue to grow as nearly every company becomes increasingly focused on technology to improve its operations within its respective industry.
We remain focused on our investment process and on generating attractive long-term returns. We believe the portfolio’s underperformance over the last twelve months, and especially this year, is largely due to the market’s focus on a few very large technology companies.  As inflation declines, we believe investor confidence will increase and the market’s upturn will broaden to include the strong and predictable earnings growth businesses that characterize the portfolio, including all holdings, not just those holdings that are amongst the largest technology companies in the world.
While the market has been frustrating over the period, we believe our concentrated portfolio built on a foundation of reasonable valuations and a focus on quality/growth companies is as relevant as ever. Businesses appreciate in value as earnings grow and, in our view, this portfolio has the substantial earnings growth necessary to drive market values upward.  Earnings are what drive businesses and together with valuation are overwhelmingly important factors to consider when investing.  In time, we expect that the steadfastness of our investment process will be amply rewarded. Additionally, we believe the valuation of the portfolio is quite reasonable and earnings growth is likely to remain strong, providing investors with the opportunity to generate very attractive rates of return over the next few years.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Company Growth Fund - Class A*, the Russell 1000® Growth Index and the S&P 500® Index
Average Annual Total Returns**
Touchstone Large Company Growth Fund	1 Year	5 Years	10 Years
Class A*	11.05%	9.00%	12.22%
Class C*	15.01%	9.46%	12.04%
Class Y*	17.17%	10.57%	13.16%
Institutional Class	17.30%	10.67%	13.25%
Russell 1000® Growth Index	27.11%	15.14%	15.74%
S&P 500® Index	19.59%	12.31%	12.86%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was August 15, 2016. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Company Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Small Company Fund (the “Fund”) seeks to provide investors with growth of capital by investing primarily in common stocks of small capitalization companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
Fund Performance
The Touchstone Small Company Fund (Class A shares) outperformed its benchmark, the Russell 2000® Index for the 12-month period ended June 30, 2023. The Fund’s total return was 15.80% (calculated excluding the maximum sales charge) while the total return of the benchmark was 12.31%.
Market Environment
From a sector perspective, Industrials, Energy, Consumer Discretionary, Information Technology, and Materials outperformed the overall Index. Health Care was in-line. Financials, Communication Services, Real Estate, Utilities, and Consumer Staples underperformed the overall Index.
We believe the positive Russell 2000® Index return for the year ended June 30, 2023 was due to the resiliency of economic growth in the wake of significant inflationary pressures and the rapid increase in interest rates over the last year. The resiliency of economic growth has been positive compared to the highly anticipated market expectations for a recession going back almost a year now.
Portfolio Review
The Fund’s top three performing sectors for the year ended June 30, 2023 were Information Technology, Industrials, and Financials. The majority of Information Technology and Industrials’ outperformance was driven by stock selection, while the majority of the Financials outperformance was driven by underweight sector allocations. The Fund’s bottom three performing sectors were Health Care, Consumer Discretionary, and Energy. Health Care and Consumer Discretionary underperformance was primarily due to stock selection, while Energy’s underperformance was due to underweight sector allocation.
The Fund’s top three performing stocks for the period were Clean Harbors (Industrials sector), Onto Innovation (Information Technology sector), and Federal Signal (Industrials sector). The Fund’s bottom three performing stocks for the period were Omnicell (Health Care sector), Leslie’s (Consumer Discretionary sector), and Premier Inc. (Health Care sector).
Outlook and Conclusion
The earnings environment for small caps overall remained challenged. 2023 earnings expectations for small caps declined for the twelfth straight month, with aggregate small cap earnings for 2023 now 25% below where they were expected in June 2022. Compared to reported 2022 earnings, 2023 earnings are now forecast down (15%) year-over-year. In these environments, the risk management aspects of the investment process play an important role, as illustrated by the down market capture of the Fund. We remain focused on investing in quality businesses with low leverage and earnings that convert into free cash flow.
As we look forward, we believe it is likely that future earnings expectations continue to decline. However, it is important to note that we have already experienced a reduction in future earnings over 25% over the last twelve months. We believe small cap valuations reflect the future earnings uncertainty at 14 times forward earnings compared to an average of about 16 times over the last 25 years. More notable in our opinion is small cap valuations compared to large cap valuations at 0.7 times (14 times vs. 20 times) are not much above the 25 year low from September 2022 and compared to an average of parity of the last 25 years. Historically, small cap earnings expand faster when the next earnings cycle materializes, and stock prices and valuation follow.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund - Class A* and the Russell 2000® Index
Average Annual Total Returns**
Touchstone Small Company Fund	1 Year	5 Years	10 Years
Class A	10.01%	5.44%	8.96%
Class C	14.26%	5.88%	8.87%
Class Y	16.33%	6.96%	9.84%
Institutional Class*	16.52%	7.01%	9.84%
Class R6*	16.37%	7.09%	9.91%
Russell 2000® Index	12.31%	4.21%	8.26%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was October 30, 2017 and December 23, 2014, respectively. Institutional Class shares and Class R6 shares performance was calculated using the historical performance of Class A shares for the periods prior to October 30, 2017 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Institutional Class and Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Value Fund
Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors
Investment Philosophy
The Touchstone Value Fund (the “Fund”) seeks long-term capital growth by primarily investing in equity securities of large and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short term in nature.  Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
Fund Performance
The Touchstone Value Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended June 30, 2023. The Fund’s total return was 11.07% (calculated excluding the maximum sales charge), while the total return of the benchmark was 11.54% for the period.
Market Environment
The past 12-months have been a tale of two halves—the third and fourth quarter of 2022 capped off a significant year of outperformance by value investing (“Value”). The Russell 1000® Value outpaced the Russell 1000® Growth by 2200 basis points (bps) for the calendar year 2022, with roughly 800 bps of outperformance in the second half of 2022. However, the first half of 2023 saw that reverse sharply, as the banking crisis in March of 2023 sent Value sharply lower. While this began to moderate as June progressed, the effects of the crisis caused investors to lower their expectations for monetary tightening even as inflation moderated but remained well above desired levels by the U.S. Federal Reserve (Fed). As the period ended, earnings estimates have been reduced, concurrent with concerns over the potential for a recession to develop later this year, though data remains mixed.
Portfolio Review
The Fund benefitted, to some degree, from the Value rally that began in late 2020.  Additionally, favorable selection in the Industrials sector as well as positive stock selection and underweights in the Information Technology and the Utility sectors benefitted relative performance. Less favorable selection along with underweights in Financials, Consumer Staples, and Communication Services, were the largest detractors from performance.
Vertiv Holdings Co. (“Vertiv”) (Industrials sector) contributed positively to relative performance due to the bullish sentiment surrounding artificial intelligence (“AI”) stocks and improved fundamental profile. As a leading supplier of equipment and technology to data centers, the company stands to benefit from increased spending on digital infrastructure for expansion and upgrades. Company management continues to execute its strategy to improve margins, reversing the cost headwinds from the prior year, and delivering on operational improvements and greater free cash flow conversion. Backed by sustainable growth in their end markets, Vertiv continues to trade at an attractive valuation as they build a profitable backlog and remain well positioned for future earnings growth.
Broadcom Incorporated (Information Technology sector) positively contributed to performance after reporting a modestly better 2023 second quarter in a difficult environment, given management’s commentary on AI. Demand from AI is expected by management to represent 25% of total demand next year in their semiconductor segment, up from 15% this year. Clearly a positive in the near-term, this may also boost their long-term growth rate in semiconductors above mid-single digits. Additionally, strong trends in their non-semiconductor segments as well as the proposed acquisition of VMWare Inc., given the accretion and expectation completion in the fall of 2023, helped lift the stock.
Las Vegas Sands Corp. (Consumer Discretionary sector) positively contributed to the portfolio as Macau visitor numbers continue to improve and the stock performed better than expected following China’s recent pivot away from its prior zero-COVID policy. Most recently in March 2023, Macau’s gaming revenue improved to 49% of the 2019 level, but it is likely mass market gaming revenue improved more than the luxury segment. This is important for the stock given over 90% of the pre-COVID earnings before depreciation, taxes, and amortization came from the mass-market segment. We expect the improvement in Macau to continue to exceed expectations, similar to reopening trends observed in other markets.
The turmoil within the banking industry in March of 2023 required the Fed to intervene by providing emergency liquidity to banks. As a result, many Financial sector holdings were caught in the crosshairs of investor concern including Fidelity National Information Services Inc. and M&T Bank Corporation.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Fidelity National Information Services, Inc. (Financials sector) was a detractor during the period given banking concerns and after management provided initial earnings guidance below expectations in 2023. This was exacerbated by concerns surrounding the banking industry broadly given the collapse of two U.S. regional banks, as the company provides technology solutions for banks. Concerns about banks and potential future bank spending have weighed on the stock historically. However, these concerns appear overly punitive on current valuations, as no customer accounts for more than about 1% of their revenue, and over 80% of the revenue within their banking segment is recurring. The valuation of the stock fell to levels seen during the 2008 banking crisis—9x forward price-to-earnings multiple and an annual dividend yield of 3.8% during the crisis and provided an opportunity to add additional exposure.
Regional bank M&T Bank Corporation (“M&T”) (Financials sector) was a detractor as it sold off in unison with other regional banks after the collapse of Silicon Valley Bank and Signature Bank jolted the market. M&T remains better positioned than some of its competitors, in terms of its reserves and investment portfolio, because management did not deploy excess deposits into securities, instead holding cash. The People’s United Financial acquisition, which was completed in the third quarter of 2022, continues to drive operating leverage benefits throughout 2023. Given the selloff in the market, this provided an opportunity to add to a stock trading below book value, with a 7x forward price-to-earnings multiple, and an above sector and market dividend yield of 4.4%.
Dollar General Corporation (“Dollar General") (Consumer Staples sector) underperformed late in the period after a challenging start to 2023. First, winter storm Elliott disrupted operations leading to a weaker report, given their operation is brick & mortar focused on less urban and more rural areas. Further, a softer economic environment acutely affected lower-income consumers, a sizable portion of Dollar General’s customers, as the year has progressed with many of their core customers also seeing reduced Supplemental Nutrition Assistance Program benefits and lower tax refunds. This is leading to increased pressure from shrink (i.e. theft or loss), not unlike many other retailers are seeing, but all of which is being addressed by management. Given the compressed valuation, shares remain attractive, as these headwinds prove transitory over time.
The largest additions to the portfolio during the period included Southwest Airlines Co. (Industrials sector), Alphabet Inc. (Communication Services sector), Skyworks Solutions Inc. (Information Technology sector), Entergy Corporation (Utilities sector), Enbridge Inc. (Energy sector), and Avantor, Inc. & Company (Health Care sector). Positions in Deere & Company (Industrials sector), Valero Energy Corp. (Energy sector), T-Mobile US, Inc. (Communication Services sector), International Flavor & Fragrances Inc. (Materials sector), and Advance Auto Parts, Inc. (Consumer Discretionary sectors) were eliminated. Several stocks appreciated significantly while others faced increasing challenges, creating opportunities to redeploy capital into more attractive bottom-up ideas. The Fund’s portfolio remains balanced amidst the economic uncertainty that has persisted.
Outlook and Conclusion
Value-led markets last much longer, on average, and are of greater magnitude than the current run. The recent banking crisis created some short-term distortions, coupled with additional stimulus injected during the debt ceiling debate, fueling a reversal and favoring Growth. These are expected to be more transitory, and the unwind in concentration for a handful of mega-cap stocks has historically helped drive meaningful outperformance for active and Value managers.
We have demonstrated a strong track record of delivering outperformance when Value cycles occur. The most recent few months have seen a counter-trend rally in Growth stocks, not unlike those observed during the last Value cycle. With the shift back to a more favorable valuation starting point, this strengthens our resolve that a long-term secular Value cycle remains underway. Regardless of the uniqueness of any given market cycle, our tenured team with multiple decades of experience maintains a strong conviction in our proven investment process and continues our unwavering track record of adhering to our investment discipline.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Value Fund - Class A* and the Russell 1000® Value Index
Average Annual Total Returns**
Touchstone Value Fund	1 Year	5 Years	10 Years
Class A	5.53%	7.42%	8.53%
Class C	9.35%	7.90%	8.52%
Class Y	11.39%	9.00%	9.45%
Institutional Class	11.62%	9.15%	9.61%
Class R6*	11.64%	9.06%	9.49%
Russell 1000® Value Index	11.54%	8.11%	9.22%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was October 28, 2021. Class R6 shares performance was calculated using the historical performance of Class A shares for the periods prior to October 28, 2021. The returns have been restated for sales loads and fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolios of Investments (Unaudited)
June 30, 2023
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Balanced Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	52.4%
AA/Aa	8.3
A/A	10.4
BBB/Baa	26.7
BB/Ba	0.1
B/B	0.3
CC	0.1
Not Rated	1.7
Total	100.0%
Sector Allocation**(% of Net Assets)
Common Stocks
Information Technology	17.4%
Health Care	10.2
Communication Services	8.7
Financials	8.5
Industrials	6.0
Consumer Discretionary	5.5
Consumer Staples	2.6
Energy	2.3
Materials	0.9
Real Estate	0.6
Fixed Income Securities	31.9
Exchange-Traded Fund	1.4
Short-Term Investment Funds	3.8
Other Assets/Liabilities (Net)	0.2
Total	100.0%
Touchstone Core Municipal Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	1.3%
AA/Aa	43.5
A/A	44.7
BBB/Baa	8.4
BB/Ba	0.8
Cash Equivalents	1.3
Total	100.0%
Portfolio Allocation(% of Net Assets)
Fixed Rate Revenue Bonds	77.3%
General Obligation Bonds	20.5
Short-Term Investment Fund	2.5
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone International Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
France	20.1%
United Kingdom	12.6
Switzerland	10.4
Germany	9.2
United States	5.3
Canada	4.4
Japan	4.3
Netherlands	4.3
Mexico	3.7
Hong Kong	2.7
Greece	2.4
Brazil	2.0
South Korea	1.9
Norway	1.9
India	1.5
Taiwan	1.5
Spain	1.4
Tanzania	1.1
China	0.1
Short-Term Investment Fund	8.8
Other Assets/Liabilities (Net)	0.4
Total	100.0%
Touchstone International Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
India	14.5%
United Kingdom	12.9
United States	11.7
Switzerland	8.4
Canada	7.3
France	6.4
Germany	5.5
Israel	4.9
Netherlands	4.9
Sweden	4.6
Spain	4.6
Argentina	3.6
Taiwan	2.9
Singapore	2.8
Indonesia	2.1
Italy	1.7
Poland	1.1
Short-Term Investment Fund	0.2
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Large Cap Focused Fund

Sector Allocation*(% of Net Assets)
Information Technology	25.9%
Health Care	15.3
Financials	13.3
Communication Services	13.0
Industrials	8.8
Consumer Discretionary	7.9
Consumer Staples	4.0
Energy	3.6
Materials	1.5
Real Estate	1.0
Short-Term Investment Fund	5.7
Other Assets/Liabilities (Net)	0.0
Total	100.0%
Touchstone Large Cap Fund

Sector Allocation*(% of Net Assets)
Financials	24.1%
Consumer Discretionary	14.0
Information Technology	13.4
Materials	13.2
Industrials	12.1
Consumer Staples	9.1
Communication Services	5.4
Health Care	4.3
Energy	3.0
Short-Term Investment Fund	1.4
Other Assets/Liabilities (Net)	0.0
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Large Company Growth Fund

Sector Allocation*(% of Net Assets)
Information Technology	55.0%
Financials	17.4
Health Care	7.4
Consumer Discretionary	7.2
Communication Services	6.2
Materials	2.0
Consumer Staples	1.9
Industrials	1.7
Short-Term Investment Fund	2.0
Other Assets/Liabilities (Net)	(0.8)
Total	100.0%
Touchstone Small Company Fund

Sector Allocation*(% of Net Assets)
Industrials	21.9%
Health Care	16.7
Consumer Discretionary	15.4
Information Technology	14.5
Real Estate	10.3
Financials	9.3
Materials	4.1
Energy	2.9
Communication Services	2.7
Short-Term Investment Fund	2.9
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%
Touchstone Value Fund

Sector Allocation*(% of Net Assets)
Financials	18.1%
Health Care	14.9
Industrials	11.2
Energy	10.7
Information Technology	9.9
Consumer Discretionary	9.2
Materials	7.2
Communication Services	6.6
Consumer Staples	5.9
Real Estate	2.6
Utilities	2.6
Short-Term Investment Fund	1.1
Other Assets/Liabilities (Net)	0.0
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Balanced Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 62.7%
	Information Technology — 17.4%
217,560	Apple, Inc.	$ 42,200,113
53,688	International Business Machines Corp.	7,183,991
140,613	Microsoft Corp.	47,884,351
119,074	Oracle Corp.	14,180,523
57,012	Salesforce, Inc.*	12,044,355
59,302	Texas Instruments, Inc.	10,675,546
33,490	Workday, Inc. - Class A*	7,565,056
		141,733,935
	Health Care — 10.2%
65,880	AmerisourceBergen Corp.	12,677,288
100,310	BioMarin Pharmaceutical, Inc.*	8,694,871
115,178	Bristol-Myers Squibb Co.	7,365,633
45,085	HCA Healthcare, Inc.	13,682,396
93,696	Johnson & Johnson	15,508,562
107,366	Medtronic PLC	9,458,945
32,291	UnitedHealth Group, Inc.	15,520,346
		82,908,041
	Communication Services — 8.7%
214,937	Alphabet, Inc. - Class C*	26,000,929
182,746	AT&T, Inc.	2,914,799
196,354	Comcast Corp. - Class A	8,158,508
43,169	Fox Corp. - Class A	1,467,746
72,764	Meta Platforms, Inc. - Class A*	20,881,813
17,424	Netflix, Inc.*	7,675,098
42,324	Walt Disney Co. (The)*	3,778,687
		70,877,580
	Financials — 8.5%
226,643	Bank of America Corp.	6,502,388
71,331	Berkshire Hathaway, Inc. - Class B*	24,323,871
35,137	Goldman Sachs Group, Inc. (The)	11,333,088
6,339	Markel Group, Inc.*	8,767,978
65,367	PayPal Holdings, Inc.*	4,361,940
56,869	Visa, Inc. - Class A	13,505,250
		68,794,515
	Industrials — 6.0%
39,393	Boeing Co. (The)*	8,318,226
17,118	FedEx Corp.	4,243,552
30,303	Hubbell, Inc.	10,047,263
96,838	Raytheon Technologies Corp.	9,486,250
162,613	Southwest Airlines Co.	5,888,217
100,566	SS&C Technologies Holdings, Inc.	6,094,299
46,252	Stanley Black & Decker, Inc.	4,334,275
		48,412,082
	Consumer Discretionary — 5.5%
42,643	Airbnb, Inc. - Class A*	5,465,127
35,184	Alibaba Group Holding Ltd. (China) ADR*	2,932,586
181,305	Amazon.com, Inc.*	23,634,920
40,497	Hilton Worldwide Holdings, Inc.	5,894,338
64,894	Starbucks Corp.	6,428,400
		44,355,371
	Consumer Staples — 2.6%
192,794	Monster Beverage Corp.*	11,074,087
104,833	Philip Morris International, Inc.	10,233,798
		21,307,885
	Energy — 2.3%
110,577	Exxon Mobil Corp.	11,859,383
144,877	Schlumberger NV	7,116,358
		18,975,741
Shares		Market Value

	Materials — 0.9%
107,398	DuPont de Nemours, Inc.	$ 7,672,513
	Real Estate — 0.6%
31,755	Jones Lang LaSalle, Inc.*	4,947,429
	Total Common Stocks	$509,985,092
Principal Amount
	U.S. Treasury Obligations — 12.0%
$ 5,355,000	U.S. Treasury Bond, 1.750%, 8/15/41	3,755,403
5,015,000	U.S. Treasury Bond, 3.250%, 5/15/42	4,467,856
5,990,000	U.S. Treasury Bond, 4.000%, 11/15/42	5,942,267
8,594,000	U.S. Treasury Bond, 4.000%, 11/15/52	8,812,879
7,000,000	U.S. Treasury Note, 0.250%, 10/31/25	6,316,953
6,834,000	U.S. Treasury Note, 0.750%, 5/31/26	6,136,718
1,000	U.S. Treasury Note, 2.750%, 8/15/32	916
32,645,000	U.S. Treasury Note, 3.500%, 2/15/33	31,782,968
12,122,000	U.S. Treasury Note, 3.625%, 5/31/28	11,853,043
12,045,000	U.S. Treasury Note, 4.000%, 2/29/28	11,951,839
3,199,000	U.S. Treasury Note, 4.125%, 11/15/32	3,266,979
3,275,000	U.S. Treasury Note, 4.375%, 10/31/24	3,235,086
	Total U.S. Treasury Obligations	$97,522,907
	Corporate Bonds — 11.0%
	Financials — 3.0%
1,217,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	1,087,202
918,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	903,376
820,000	Ares Capital Corp., 3.250%, 7/15/25	757,864
479,000	Bank of America Corp., 2.687%, 4/22/32	396,589
753,000	Bank of America Corp., 3.705%, 4/24/28	705,571
828,000	Bank of Montreal (Canada), 3.803%, 12/15/32	728,773
790,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	822,659
1,290,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	911,838
1,092,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	859,393
520,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	472,621
699,000	Citigroup, Inc., 3.200%, 10/21/26	653,873
576,000	Citigroup, Inc., 6.174%, 5/25/34	580,211
790,000	Citizens Bank NA, 4.575%, 8/9/28	717,851
856,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	756,350
1,657,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 5.891%, 2/15/27(A)	1,520,603
796,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	652,546
674,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	633,057
1,175,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	935,653
876,000	JPMorgan Chase & Co., 2.956%, 5/13/31	750,902
902,000	JPMorgan Chase & Co., 3.509%, 1/23/29	833,520
1,147,000	Mastercard, Inc., 2.000%, 11/18/31	946,571
998,000	Morgan Stanley, 3.950%, 4/23/27	944,759
663,000	Morgan Stanley, 5.297%, 4/20/37	627,048
779,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	750,711
764,000	Northern Trust Corp., 6.125%, 11/2/32	791,660
1,087,708	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	847,257
1,269,000	PNC Capital Trust, (3M LIBOR +0.570%), 6.066%, 6/1/28(A)	1,142,271
757,000	Prudential Financial, Inc., 5.125%, 3/1/52	683,473

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 11.0% (Continued)
	Financials — (Continued)
$ 1,368,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 5.990%, 5/15/27(A)	$ 1,242,614
669,000	US Bancorp, 4.967%, 7/22/33	605,657
		24,262,473
	Consumer Discretionary — 1.3%
967,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	764,607
77,595	Air Canada 2015-1 Class A Pass Through Trust (Canada), 144a, 3.600%, 3/15/27	71,989
1,316,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	1,208,337
815,000	Brunswick Corp., 4.400%, 9/15/32	711,708
616,000	Ford Motor Co., 3.250%, 2/12/32	484,544
1,461,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	1,181,167
550,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	540,720
605,000	Home Depot, Inc. (The), 5.950%, 4/1/41	665,242
573,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	573,856
1,240,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 2.500%, 1/15/27	1,086,364
398,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 4.375%, 2/2/52	278,931
881,000	Lowe's Cos., Inc., 4.500%, 4/15/30	856,344
1,021,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	914,177
644,000	Warnermedia Holdings, Inc., 4.279%, 3/15/32	571,241
954,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	775,805
		10,685,032
	Health Care — 1.0%
774,000	AbbVie, Inc., 4.450%, 5/14/46	680,343
679,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	524,277
876,000	Amgen, Inc., 5.150%, 3/2/28	874,974
700,000	Becton Dickinson & Co., 4.685%, 12/15/44	632,622
734,000	CommonSpirit Health, 4.187%, 10/1/49	591,276
686,000	CVS Health Corp., 5.125%, 7/20/45	633,685
847,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	687,394
768,000	Elevance Health, Inc., 4.750%, 2/15/33	745,568
668,000	Eli Lilly & Co., 4.875%, 2/27/53	685,167
812,000	HCA, Inc., 5.375%, 9/1/26	805,347
871,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	729,418
950,000	Viatris, Inc., 2.700%, 6/22/30	768,326
		8,358,397
	Utilities — 1.0%
1,251,000	CMS Energy Corp., 4.750%, 6/1/50	1,078,612
502,000	Duke Energy Progress LLC, 4.150%, 12/1/44	415,540
504,000	Edison International, 4.125%, 3/15/28	470,187
823,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	692,100
1,041,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	961,328
1,055,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.067%), 7.601%, 10/1/66(A)	909,490
1,040,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	689,298
909,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	576,596
739,000	PacifiCorp., 5.750%, 4/1/37	711,596
1,509,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 7.433%, 5/15/67(A)	1,269,853
		7,774,600
	Industrials — 0.9%
792,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	658,388
469,000	Boeing Co. (The), 5.805%, 5/1/50	465,518
887,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	936,780
603,000	Carrier Global Corp., 3.577%, 4/5/50	444,798
Principal Amount		MarketValue

	Industrials — (Continued)
$ 595,000	FedEx Corp., 5.100%, 1/15/44	$ 553,039
859,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	754,300
753,000	Mohawk Industries, Inc., 3.625%, 5/15/30†	679,390
743,000	Norfolk Southern Corp., 4.837%, 10/1/41	686,186
547,000	Roper Technologies, Inc., 2.950%, 9/15/29	483,393
1,533,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,371,607
520,000	WestRock MWV LLC, 8.200%, 1/15/30	596,083
		7,629,482
	Information Technology — 0.8%
580,000	Apple, Inc., 4.650%, 2/23/46	570,933
1,309,000	Broadcom, Inc., 4.150%, 11/15/30	1,203,747
1,048,000	Marvell Technology, Inc., 2.950%, 4/15/31	877,821
1,064,000	Microchip Technology, Inc., 0.983%, 9/1/24	1,004,883
544,000	Micron Technology, Inc., 2.703%, 4/15/32	428,673
194,000	Micron Technology, Inc., 6.750%, 11/1/29	201,551
446,000	Microsoft Corp., 3.500%, 2/12/35	416,993
912,000	NXP BV / NXP Funding LLC (China), 5.350%, 3/1/26	905,567
365,000	Oracle Corp., 3.600%, 4/1/40	281,939
247,000	Oracle Corp., 4.300%, 7/8/34	223,663
630,000	Visa, Inc., 4.150%, 12/14/35	599,458
		6,715,228
	Energy — 0.8%
690,000	Aker BP ASA (Norway), 144a, 6.000%, 6/13/33	689,325
549,000	Boardwalk Pipelines LP, 4.800%, 5/3/29	526,199
595,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	547,259
1,136,000	Cheniere Energy, Inc., 4.625%, 10/15/28	1,060,810
620,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	589,271
600,042	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	405,066
814,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	743,534
763,000	MPLX LP, 4.950%, 3/14/52	646,120
745,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	793,779
663,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	462,455
		6,463,818
	Real Estate — 0.7%
856,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	799,932
948,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	918,849
939,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	840,522
118,000	Kilroy Realty LP REIT, 2.500%, 11/15/32	81,716
413,000	Kilroy Realty LP REIT, 2.650%, 11/15/33	279,958
449,000	Kilroy Realty LP REIT, 3.050%, 2/15/30	350,985
671,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	630,096
593,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	602,327
363,000	STORE Capital Corp. REIT, 2.700%, 12/1/31	252,078
196,000	STORE Capital Corp. REIT, 2.750%, 11/18/30	141,560
552,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	464,593
		5,362,616
	Consumer Staples — 0.6%
915,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	871,939
884,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	818,708
301,000	Kroger Co. (The), 5.000%, 4/15/42	274,567
850,000	Mars, Inc., 144a, 3.875%, 4/1/39	715,425
870,000	PepsiCo, Inc., 4.450%, 2/15/33†	876,697

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 11.0% (Continued)
	Consumer Staples — (Continued)
$ 1,188,000	Philip Morris International, Inc., 5.375%, 2/15/33	$ 1,184,911
484,000	Starbucks Corp., 3.350%, 3/12/50	354,200
		5,096,447
	Communication Services — 0.6%
433,000	AT&T, Inc., 4.500%, 5/15/35	397,869
1,084,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	950,211
577,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	542,980
692,000	Comcast Corp., 4.000%, 3/1/48	576,074
632,000	Paramount Global, 4.200%, 5/19/32	529,339
943,000	T-Mobile USA, Inc., 3.875%, 4/15/30	868,678
566,000	T-Mobile USA, Inc., 5.750%, 1/15/54	580,832
877,000	Verizon Communications, Inc., 2.987%, 10/30/56	555,217
		5,001,200
	Materials — 0.3%
600,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/31/30	515,494
531,000	Braskem Netherlands Finance BV (Brazil), 144a, 5.875%, 1/31/50	428,972
833,000	Celanese US Holdings LLC, 6.165%, 7/15/27	830,180
846,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	739,772
		2,514,418
	Total Corporate Bonds	$89,863,711
	Commercial Mortgage-Backed Securities — 2.5%
825,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	767,493
26,326,664	BANK, Ser 2019-BN21, Class XA, 0.960%, 10/17/52(A)(B)(C)	1,055,936
905,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	751,339
1,150,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55	959,708
870,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	698,752
2,520,000	BBCMS Mortgage Trust, Ser 2021-C12, Class A5, 2.689%, 11/15/54	2,071,243
670,000	BBCMS Mortgage Trust, Ser 2022-C14, Class A5, 2.946%, 2/15/55(A)(C)	561,088
900,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 7.211%, 2/15/29(A)	881,421
1,500,000	BX Commercial Mortgage Trust, Ser 2020-VIV3, Class B, 144a, 3.662%, 3/9/44(A)(C)	1,258,625
1,500,000	BX Commercial Mortgage Trust, Ser 2020-VIV4, Class A, 144a, 2.843%, 3/9/44	1,236,889
755,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	634,829
1,220,000	COMM Mortgage Trust, Ser 2018-HOME, Class A, 144a, 3.942%, 4/10/33(A)(C)	1,094,489
700,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(C)	587,549
1,205,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	979,329
1,000,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (1M LIBOR +1.450%), 6.643%, 10/15/36(A)	944,742
562,000,000	Independence Plaza Trust, Ser 2018-INDP, Class XCP, 144a, 0.249%, 7/10/35(A)(B)(C)	1,686
885,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	801,047
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.27%), 6.463%, 11/15/35(A)	483,014
Principal Amount		MarketValue
	Commercial Mortgage-Backed Securities — 2.5% (Continued)
$ 1,100,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	$ 1,020,237
825,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	717,489
770,000	Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Class B, 144a, 4.194%, 8/17/36(A)(C)	673,843
2,220,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	1,919,517
	Total Commercial Mortgage-Backed Securities	$20,100,265
	U.S. Government Mortgage-Backed Obligations — 2.2%
1,286	FHLMC, Pool #G08062, 5.000%, 6/1/35	1,298
121,564	FHLMC, Pool #G08637, 4.000%, 4/1/45	116,349
738,260	FHLMC, Pool #Q02664, 4.500%, 8/1/41	730,143
1,273,273	FHLMC, Pool #Q29056, 4.000%, 10/1/44	1,219,174
629,727	FHLMC, Pool #Q29260, 4.000%, 10/1/44	603,298
1,453,065	FHLMC REMIC, Pool #SD8148, 3.000%, 5/1/51	1,283,705
261,862	FNMA, Pool #725423, 5.500%, 5/1/34	268,005
233,089	FNMA, Pool #725610, 5.500%, 7/1/34	238,601
47,635	FNMA, Pool #748895, 6.000%, 12/1/33	47,107
91,692	FNMA, Pool #AD9193, 5.000%, 9/1/40	92,389
234,718	FNMA, Pool #AH8925, 4.500%, 3/1/41	231,870
285,638	FNMA, Pool #AR9195, 3.000%, 3/1/43	257,929
483,572	FNMA, Pool #BC1809, 3.500%, 5/1/46	449,837
1,777,855	FNMA, Pool #BT7156, 2.000%, 8/1/51	1,454,592
1,955,262	FNMA, Pool #CB1336, 2.000%, 8/1/41	1,666,685
1,821,319	FNMA, Pool #FM5085, 2.000%, 12/1/50	1,498,271
572,598	FNMA, Pool #FM5166, 3.000%, 12/1/50	507,099
497,347	FNMA, Pool #FM5279, 3.500%, 11/1/50	457,279
387,430	FNMA, Pool #FM5468, 2.500%, 1/1/36	353,682
550,207	FNMA, Pool #FM5682, 2.500%, 1/1/51	469,553
1,533,549	FNMA, Pool #FM7913, 2.000%, 4/1/36	1,360,738
1,914,001	FNMA, Pool #FM8360, 2.500%, 8/1/51	1,630,340
1,873,668	FNMA, Pool #FM8361, 2.500%, 8/1/51	1,593,177
644,378	FNMA, Pool #MA4166, 3.000%, 10/1/40	585,220
425,527	GNMA, Pool #5175, 4.500%, 9/20/41	422,835
	Total U.S. Government Mortgage-Backed Obligations	$17,539,176
	Asset-Backed Securities — 2.1%
1,000,000	AB BSL CLO 2 Ltd. (Cayman Islands), Ser 2021-2A, Class B1, 144a, (3M LIBOR +1.650%), 6.910%, 4/15/34(A)	958,407
1,500,000	AB BSL CLO 3, Ltd. (Cayman Islands), Ser 2021-3A, Class B, 144a, (3M LIBOR +1.700%), 6.950%, 10/20/34(A)	1,451,715
337,098	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	317,543
337,295	CF Hippolyta Issuer LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	302,624
1,155,750	CLI Funding VI LLC, Ser 2020-3A, Class A, 144a, 2.070%, 10/18/45	1,002,593
837,813	Driven Brands Funding LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	786,807
277,022	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	253,604
1,016,600	Jack in the Box Funding LLC, Ser 2019-1A, Class A2II, 144a, 4.476%, 8/25/49	938,228
975,000	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	863,173
375,165	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	343,926

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Asset-Backed Securities — 2.1% (Continued)
$ 1,150,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (3M LIBOR +1.700%), 6.965%, 10/19/34(A)	$ 1,122,987
573,777	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(C)	482,621
833,000	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	695,009
1,500,000	Palmer Square CLO, Ltd. (Cayman Islands), Ser 2021-4A, Class B, 144a, (3M LIBOR +1.650%), 6.910%, 10/15/34(A)	1,462,717
987,500	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	877,650
1,500,000	Rockford Tower CLO, Ltd. (Cayman Islands), Ser 2021-3A, Class B, 144a, (3M LIBOR +1.750%), 7.000%, 10/20/34(A)(D)	1,439,193
344,956	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	302,132
1,280,000	Textainer Marine Containers, Ltd. (China), Ser 2021-3A, Class A, 144a, 1.940%, 8/20/46	1,053,340
1,400,000	Towd Point Mortgage Trust, Ser 2015-6, Class B1, 144a, 3.818%, 4/25/55(A)(C)	1,279,634
1,140,000	Towd Point Mortgage Trust, Ser 2019-4, Class M1B, 144a, 3.000%, 10/25/59(A)(C)	913,614
	Total Asset-Backed Securities	$16,847,517
Shares
Exchange-Traded Fund — 1.4%
133,451	iShares JP Morgan USD Emerging Markets Bond ETF	11,548,850
Principal Amount
	Non-Agency Collateralized Mortgage Obligations — 1.1%
$ 94,314	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.556%, 7/25/43(A)(C)	87,471
329,671	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.514%, 6/25/45(A)(C)	305,794
405,228	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.646%, 10/25/45(A)(C)	369,751
175,358	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.408%, 5/25/43(A)(C)	166,710
304,148	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.906%, 1/25/45(A)(C)	280,673
294,153	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.771%, 12/25/44(A)(C)	272,047
1,008,348	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67(A)(C)	933,336
1,234,035	GS Mortgage-Backed Securities Trust, Ser 2021-PJ8, Class A8, 144a, 2.500%, 1/25/52(A)(C)	1,051,917
646,375	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.450%, 1/25/47(A)(C)	544,111
1,099,314	JP Morgan Mortgage Trust, Ser 2020-5, Class B1, 144a, 3.578%, 12/25/50(A)(C)	933,235
1,397,426	Mill City Mortgage Loan Trust, Ser 2019-1, Class M1, 144a, 3.500%, 10/25/69(A)(C)	1,249,641
145,044	Sequoia Mortgage Trust, Ser 2015-2, Class A19, 144a, 3.500%, 5/25/45(A)(C)	128,334
880,435	Sequoia Mortgage Trust, Ser 2018-CH3, Class B1B, 144a, 4.757%, 8/25/48(A)(C)	829,697
798,812	Sequoia Mortgage Trust, Ser 2018-CH3, Class B2B, 144a, 4.757%, 8/25/48(A)(C)	752,777
1,223,999	Wells Fargo Mortgage Backed Securities Trust, Ser 2021-2, Class A3, 144a, 2.500%, 6/25/51(A)(C)	1,043,899
	Total Non-Agency Collateralized Mortgage Obligations	$8,949,393
Principal Amount		MarketValue
	Agency Collateralized Mortgage Obligations — 0.7%
$ 515,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	$ 372,364
1,650,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	1,224,202
1,500,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	1,206,016
2,150,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	1,620,851
1,370,000	FREMF Mortgage Trust, Ser 2019-K103, Class B, 144a, 3.574%, 12/25/51(A)(C)	1,209,103
197,843	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	192,359
3,803,061	GNMA, Ser 2012-147, Class IO, 0.548%, 4/16/54(A)(B)(C)	47,795
	Total Agency Collateralized Mortgage Obligations	$5,872,690
	Sovereign Government Obligations — 0.3%
674,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	537,515
750,000	Chile Government International Bond, 3.100%, 1/22/61	487,790
663,000	Colombia Government International Bond, 3.250%, 4/22/32	489,997
725,000	Ecuador Government International Bond, 144a, 5.500%, 7/31/30	348,601
680,000	Ghana Government International Bond, 144a, 7.625%, 5/16/29#	289,000
728,000	Mexico Government International Bond, 3.771%, 5/24/61	494,072
	Total Sovereign Government Obligations	$2,646,975
Shares
	Short-Term Investment Funds — 3.8%
29,241,098	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	29,241,098
1,390,875	Invesco Government & Agency Portfolio, Institutional Class, 5.05%∞Ω**	1,390,875
	Total Short-Term Investment Funds	$30,631,973
	Total Investment Securities—99.8% (Cost $672,647,567)	$811,508,549
	Other Assets in Excess of Liabilities — 0.2%	1,651,263
	Net Assets — 100.0%	$813,159,812
(A)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2023.
(B)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”). CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.
#	The issuer is in default of certain debt covenants. Income is not being accrued.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2023 was $1,354,900.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.

Touchstone Balanced Fund (Continued)
Portfolio Abbreviations:
ADR – American Depositary Receipt
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
GNMA – Government National Mortgage Association
ICE – Intercontinental Exchange, Inc.
IO – Interest Only
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, these securities were valued at $53,512,963 or 6.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$509,985,092	$—	$—	$509,985,092
U.S. Treasury Obligations	—	97,522,907	—	97,522,907
Corporate Bonds	—	89,863,711	—	89,863,711
Commercial Mortgage-Backed Securities	—	20,100,265	—	20,100,265
U.S. Government Mortgage-Backed Obligations	—	17,539,176	—	17,539,176
Asset-Backed Securities	—	16,847,517	—	16,847,517
Exchange-Traded Fund	11,548,850	—	—	11,548,850
Non-Agency Collateralized Mortgage Obligations	—	8,949,393	—	8,949,393
Agency Collateralized Mortgage Obligations	—	5,872,690	—	5,872,690
Sovereign Government Obligations	—	2,646,975	—	2,646,975
Short-Term Investment Funds	30,631,973	—	—	30,631,973
Other Financial Instruments
Futures
Interest rate contracts	147,280	—	—	147,280
Total Assets	$552,313,195	$259,342,634	$—	$811,655,829
Liabilities:
Other Financial Instruments
Swap Agreements
Credit contracts	$—	$(150,200)	$—	$(150,200)
Futures
Interest rate contracts	(1,084,850)	—	—	(1,084,850)
Total Liabilities	$(1,084,850)	$(150,200)	$—	$(1,235,050)
Total	$551,228,345	$259,192,434	$—	$810,420,779

Touchstone Balanced Fund (Continued)
Futures Contracts
At June 30, 2023, $399,667 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at June 30, 2023:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
10-Year U.S. Ultra Treasury Note	9/20/2023	70	$8,290,625	$114,647
30-Year U.S. Ultra Treasury Bond	9/20/2023	29	3,950,344	32,633
Long Futures:
5-Year U.S. Treasury Note	9/29/2023	130	13,922,188	(95,817)
2-Year U.S. Treasury Note	9/29/2023	340	69,136,875	(989,033)
				$(937,570)
Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection:
Wells Fargo	6/20/28	$10,220,000	5.000%	ICE	Markit CDX North America High Yield Series 40 5Y Index	$(285,448)	$(135,249)	$(150,200)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Core Municipal Bond Fund – June 30, 2023
Principal Amount		Market Value
	Fixed Rate Revenue Bonds – 77.3%
$ 500,000	Alaska Municipal Bond Bank Auth., Revenue, 5.000%, 12/01/33	$ 568,011
500,000	American Municipal Power Inc, Revenue, 5.000%, 02/15/35	560,979
500,000	Atlanta, GA, Water & Wastewater Revenue Ser C, 5.000%, 11/01/23	502,869
550,000	Barry County, MO, COP, 5.000%, 10/01/37	573,632
500,000	Chicago, IL, Wastewater Transmission Revenue Ser C, 5.000%, 01/01/26	511,291
525,000	Citizens Property Insurance, Inc., Revenue, 5.000%, 06/01/25	534,994
450,000	City of Erie Higher Education Building Authority, Revenue, 5.000%, 05/01/47	426,924
500,000	Cleveland County Educational Fac. Auth., Revenue, 5.000%, 06/01/25	516,247
500,000	Cleveland, OH, Airport System Rev. Ser B, 5.000%, 01/01/37	536,642
500,000	Cobb County Kennestone Hospital Auth., Revenue, 4.000%, 04/01/52	452,684
500,000	Colorado Health Fac. Auth., Revenue, 5.000%, 11/01/28	534,325
500,000	Colorado River Municipal Water District, Revenue, 5.000%, 01/01/25	513,036
500,000	Connecticut State Health & Educational Fac. Auth., Revenue, 5.000%, 07/01/48	529,546
700,000	County of Miami-Dade FL Aviation Revenue, Revenue Ser A, 5.000%, 10/01/33	787,186
500,000	County of Miami-Dade FL Transit System, Revenue, 5.000%, 07/01/32	516,320
500,000	County of Miami-Dade FL Water & Sewer System Revenue, 5.000%, 10/01/28	550,517
500,000	County of Nez Perce, COP, 5.000%, 03/01/52	521,877
685,000	DeKalb-Jackson Water Supply District Inc, Revenue Ser A, 5.000%, 07/01/32	765,715
500,000	Ferris State University, Revenue Ser A, 5.000%, 10/01/23	501,873
500,000	Florida Development Finance Corp., Revenue Ser A, 5.000%, 06/15/30	512,979
425,000	Georgetown, TX, Utility System Revenue, 5.000%, 08/15/35	477,473
500,000	Greater Jasper School Building Corp., Revenue, 5.000%, 07/15/29	544,850
510,000	Greater Texas Cultural Education Fac. Finance Corp., Revenue, 5.000%, 03/01/28	554,272
500,000	Greater Texas Cultural Education Fac. Finance Corp., Revenue, 5.000%, 03/01/31	564,520
350,000	Guam Power Auth., Revenue Ser A, 5.000%, 10/01/26	361,709
500,000	Hamilton County, OH, 5.000%, 08/15/40	524,434
1,000,000	Hamilton County, OH EDR, 5.000%, 06/01/33	1,026,151
465,000	Harris County Cultural Education Fac. Finance Corp., Revenue Ser A, 5.000%, 07/01/52	480,773
500,000	Health Care Auth. for Baptist Health/The, Revenue Ser A, 5.000%, 11/15/32	557,488
500,000	Hospitals & Higher Education Fac. Auth. of Philadelphia/The, Revenue, 5.000%, 07/01/37	538,053
500,000	Illinois Finance Auth., Revenue Ser A, 5.000%, 08/15/47	530,235
675,000	Illinois State Toll Highway Authority, Revenue Ser A, 5.000%, 01/01/46	726,246
500,000	Iowa Higher Education Loan Auth., Revenue, 5.375%, 10/01/52	516,558
595,000	Kentucky Public Energy Auth., Revenue Ser 1, 4.000%, 02/01/30	589,124
500,000	Kentucky State Property & Building Commission, Revenue Ser A, 5.000%, 11/01/23	502,481
Principal Amount		Market Value

$ 500,000	Kentucky State Property & Building Commission, Revenue Ser B, 5.000%, 11/01/23	$ 502,481
500,000	Los Angeles, CA, Wastewater System Revenue Ser C, 5.000%, 06/01/25	519,822
500,000	Louisiana Local Government Environmental Fac. & Community Development Auth, Revenue, 5.000%, 08/15/30	533,086
500,000	Louisiana Public Fac. Auth., Revenue Ser A, 5.000%, 10/15/37	558,733
500,000	Louisville/Jefferson County Metropolitan Government, Revenue Ser A, 5.000%, 05/15/52	506,175
500,000	Medford Hospital Fac. Auth., Revenue Ser A, 5.000%, 08/15/27	533,360
500,000	Michigan Finance Auth., Revenue, 5.000%, 04/15/28	542,610
500,000	Michigan Finance Authority, Revenue, 5.000%, 06/01/32	543,442
500,000	Michigan State Building Auth., Revenue, 5.000%, 04/15/34	518,778
500,000	Missouri Joint Municipal Electric Utility Commission, Revenue, 5.000%, 12/01/36	549,959
500,000	Monroeville Finance Auth., Revenue Ser B, 5.000%, 02/15/29	545,774
575,000	Montrose Redevelopment Auth., 5.000%, 09/01/26	599,535
500,000	Municipal Electric Authority of Georgia, 5.000%, 07/01/52	512,875
500,000	New Hampshire Business Finance Auth., Revenue Ser A, 5.250%, 06/01/51	539,175
500,000	New Jersey Economic Development Auth., Revenue EDR, 5.000%, 03/01/28	537,548
500,000	New Jersey Transportation Trust Fund Authority, Revenue, 5.000%, 06/15/45	528,880
500,000	New York State Dormitory Auth., Revenue, 5.000%, 07/01/29	529,069
500,000	New York State Dormitory Auth., Revenue, 5.000%, 05/01/52	525,209
500,000	Newark Higher Education Finance Corp., Revenue Ser A, 4.000%, 04/01/57	432,421
500,000	North Kent Sewer Auth., Revenue, 5.000%, 11/01/23	502,610
500,000	Ohio Higher Educational Fac. Commission, 5.000%, 03/01/34	508,403
500,000	Oregon State Fac. Auth., Revenue Ser A, 5.000%, 06/01/52	516,443
500,000	Pasco County School Board, COP Ser B, 5.000%, 08/01/46	528,919
500,000	Pennsylvania Higher Educational Fac. Auth., Revenue Ser A, 5.000%, 05/01/32	555,509
695,000	Pennsylvania Turnpike Commission, Revenue, 5.000%, 12/01/44	725,246
500,000	Philadelphia Auth. for Industrial Development, Revenue, 5.250%, 11/01/47	534,787
500,000	Polaris Career Center COP, 5.000%, 11/01/35	516,516
500,000	Pulaski County, AR, Revenue, 5.250%, 03/01/53	541,295
500,000	Regional Transportation District, Revenue, 5.000%, 01/15/29	538,984
500,000	Regional Transportation District, Revenue, 5.000%, 01/15/31	552,246
520,000	South Carolina Public Service Auth., Revenue Ser A, 4.000%, 12/01/52	479,300
585,000	South Wayne County Water and Sewer Authority, Revenue Ser S, 4.000%, 02/15/37	597,622
510,000	State Board of Higher Education of the State of North Dakota, Revenue Ser A, 5.000%, 04/01/29	544,373
500,000	State of Illinois Sales Tax Revenue Ser B, 5.000%, 06/15/33	525,253
500,000	Tobacco Settlement Financing Corp, Revenue, 5.000%, 06/01/30	536,684
500,000	Town of Upland, Revenue EDR, 4.000%, 09/01/43	448,954
500,000	Troy Capital Resource Corp., Revenue, 5.000%, 09/01/30	553,904

Touchstone Core Municipal Bond Fund (Continued)
Principal Amount		Market Value
	Fixed Rate Revenue Bonds – 77.3% (Continued)
$ 620,000	Walton County District School Board, COP, 5.000%, 07/01/25	$ 634,545
500,000	Wisconsin Health & Educational Fac. Auth., Revenue, 5.000%, 03/15/53	483,455
500,000	Wisconsin Health & Educational Fac. Auth., Revenue Ser B, 5.250%, 12/01/48	530,165
240,000	Yamhill County, OR, Revenue, 4.000%, 12/01/41	231,073
	Total Fixed Rate Revenue Bonds	$41,057,232
	General Obligation Bonds – 20.5%
500,000	Albuquerque Municipal School District No 12, UTGO Ser A, 5.000%, 08/01/35	562,944
500,000	Chicago Board of Education, UTGO, 4.000%, 12/01/47	437,266
500,000	Chicago, IL, UTGO Ser A, 5.000%, 01/01/34	546,220
500,000	Commonwealth of Massachusetts, LTGO Ser A, 5.000%, 05/01/53	546,118
505,000	Ecorse Public School District, UTGO, 5.000%, 05/01/27	541,696
150,000	Gold Hill Mesa Metropolitan District No 2, LTGO Ser A, 5.000%, 12/01/29	164,561
500,000	Grand Rapids Public Schools, UTGO, 5.000%, 05/01/25	513,802
500,000	Hudsonville Public Schools, UTGO, 5.000%, 05/01/53	530,655
500,000	Indianapolis Board of School Commissioners, LTGO, 5.000%, 07/15/24	508,354
500,000	Jackson, MS, UTGO, 5.000%, 03/01/28	516,559
610,000	Milwaukee, WI, UTGO Ser N3, 5.000%, 04/01/29	668,576
500,000	North Pine Vistas Metropolitan District No 2, LTGO, 5.250%, 12/01/42	548,681
450,000	School District of Philadelphia/The, LTGO Ser B, 5.000%, 09/01/30	499,422
440,000	School District of Philadelphia/The, LTGO Ser D, 5.000%, 09/01/25	454,238
500,000	St Louis, MO, UTGO Ser A, 5.000%, 02/15/43	539,127
500,000	State of Illinois, UTGO Ser B, 5.500%, 05/01/47	542,908
500,000	Sterling Heights, MI, LTGO, 5.000%, 04/01/29	556,897
1,000,000	Toledo, OH, LTGO, 4.000%, 12/01/35	1,030,336
500,000	Whispering Pines Metropolitan District No 1, LTGO, 5.000%, 12/01/52	513,717
650,000	Wichita Falls Independent School District, UTGO, 4.000%, 02/01/26	664,803
	Total General Obligation Bonds	$10,886,880
Shares		Market Value
	Short-Term Investment Fund — 2.5%
1,309,491	Dreyfus Government Cash Management Institutional Shares, 5.00%∞Ω	$ 1,309,491
	Total Investment Securities—100.3% (Cost $54,788,107)	$53,253,603
	Liabilities in Excess of Other Assets — (0.3%)	$(167,971)
	Net Assets — 100.0%	$53,085,632
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
COP–Certificates of Participation
EDR–Economic Development Revenue
LTGO–Limited Tax General Obligation
UTGO–Unlimited Tax General Obligation
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$51,944,112	$—	$51,944,112
Short-Term Investment Fund	1,309,491	—	—	1,309,491
Total	$1,309,491	$51,944,112	$—	$53,253,603
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International Equity Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 90.8%
	France — 20.1%
	Communication Services — 2.5%
142,000	JCDecaux SE*	$ 2,830,650
	Consumer Discretionary — 7.8%
100,500	Accor SA	3,739,748
113,100	Cie Generale des Etablissements Michelin SCA	3,345,649
1,900	LVMH Moet Hennessy Louis Vuitton SE	1,791,533
	Consumer Staples — 1.5%
8,100	Pernod Ricard SA	1,789,895
	Energy — 3.1%
61,100	TotalEnergies SE	3,507,423
	Financials — 2.5%
42,500	Edenred	2,846,835
	Health Care — 2.7%
29,000	Sanofi	3,122,018
	Total France	22,973,751
	United Kingdom — 12.6%
	Communication Services — 1.7%
285,600	Rightmove PLC	1,897,313
	Health Care — 3.4%
1,497,049	ConvaTec Group PLC, 144a	3,904,410
	Industrials — 4.8%
52,500	Bunzl PLC	2,000,674
178,300	Howden Joinery Group PLC	1,456,778
522,000	Rotork PLC	2,022,566
	Information Technology — 1.9%
47,900	Spectris PLC	2,188,583
	Real Estate — 0.8%
86,900	Savills PLC	939,189
	Total United Kingdom	14,409,513
	Switzerland — 10.4%
	Consumer Staples — 2.6%
25,000	Nestle SA	3,007,290
	Health Care — 7.8%
31,300	Alcon, Inc.	2,596,723
32,500	Novartis AG	3,276,632
9,700	Roche Holding AG	2,963,059
	Total Switzerland	11,843,704
	Germany — 9.2%
	Communication Services — 1.0%
18,500	Scout24 SE, 144a	1,172,266
	Health Care — 2.1%
87,900	Fresenius SE & Co. KGaA	2,438,062
	Industrials — 1.9%
27,900	Brenntag SE	2,176,705
	Information Technology — 2.1%
17,100	SAP SE	2,335,987
	Materials — 2.1%
76,400	FUCHS PETROLUB SE	2,449,041
	Total Germany	10,572,061
	United States — 5.3%
	Health Care — 3.3%
42,800	Medtronic PLC	3,770,680
Shares		Market Value

	United States — (Continued)
	Industrials — 2.0%
58,300	Experian PLC	$ 2,237,612
	Total United States	6,008,292
	Canada — 4.4%
	Materials — 4.4%
43,300	Agnico Eagle Mines Ltd.	2,162,140
169,300	Barrick Gold Corp.	2,863,946
	Total Canada	5,026,086
	Japan — 4.3%
	Consumer Discretionary — 2.2%
153,400	USS Co. Ltd.	2,539,643
	Industrials — 2.1%
66,500	FANUC Corp.	2,334,525
	Total Japan	4,874,168
	Netherlands — 4.3%
	Health Care — 2.9%
151,112	Koninklijke Philips NV*	3,274,243
	Information Technology — 1.4%
2,200	ASML Holding NV	1,595,723
	Total Netherlands	4,869,966
	Mexico — 3.7%
	Communication Services — 1.8%
873,398	Megacable Holdings SAB de CV	2,023,658
	Consumer Staples — 1.9%
1,007,500	Kimberly-Clark de Mexico SAB de CV - Class A	2,247,849
	Total Mexico	4,271,507
	Hong Kong — 2.7%
	Consumer Discretionary — 2.7%
479,000	Galaxy Entertainment Group Ltd.*	3,051,574
	Greece — 2.4%
	Consumer Discretionary — 2.4%
156,000	OPAP SA	2,720,375
	Brazil — 2.0%
	Financials — 2.0%
243,800	Pagseguro Digital Ltd. - Class A*	2,301,472
	South Korea — 1.9%
	Information Technology — 1.9%
39,700	Samsung Electronics Co. Ltd.	2,186,012
	Norway — 1.9%
	Energy — 1.9%
142,900	TGS ASA	2,129,333
	India — 1.5%
	Communication Services — 1.5%
855,900	Indus Towers Ltd.*	1,717,452
	Taiwan — 1.5%
	Information Technology — 1.5%
16,900	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,705,548
	Spain — 1.4%
	Industrials — 1.4%
41,800	Befesa SA, 144a	1,597,433

Touchstone International Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 90.8% (Continued)
	Tanzania — 1.1%
	Communication Services — 1.1%
1,110,000	Helios Towers PLC*	$ 1,312,431
	China — 0.1%
	Consumer Discretionary — 0.1%
5,190	Meituan - Class B, 144a*	81,384
	Total Common Stocks	$103,652,062
	Short-Term Investment Fund — 8.8%
10,067,608	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	10,067,608
	Total Investment Securities — 99.6% (Cost $99,570,186)	$113,719,670
	Other Assets in Excess of Liabilities — 0.4%	457,626
	Net Assets — 100.0%	$114,177,296
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, these securities were valued at $6,755,493 or 5.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$22,973,751	$—	$22,973,751
United Kingdom	939,189	13,470,324	—	14,409,513
Switzerland	—	11,843,704	—	11,843,704
Germany	—	10,572,061	—	10,572,061
United States	3,770,680	2,237,612	—	6,008,292
Canada	5,026,086	—	—	5,026,086
Japan	—	4,874,168	—	4,874,168
Netherlands	—	4,869,966	—	4,869,966
Mexico	4,271,507	—	—	4,271,507
Hong Kong	—	3,051,574	—	3,051,574
Greece	—	2,720,375	—	2,720,375
Brazil	2,301,472	—	—	2,301,472
South Korea	—	2,186,012	—	2,186,012
Norway	—	2,129,333	—	2,129,333
India	—	1,717,452	—	1,717,452
Taiwan	1,705,548	—	—	1,705,548
Spain	—	1,597,433	—	1,597,433
Tanzania	1,312,431	—	—	1,312,431
China	—	81,384	—	81,384
Short-Term Investment Fund	10,067,608	—	—	10,067,608
Total	$29,394,521	$84,325,149	$—	$113,719,670
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International Growth Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 99.9%
	India — 14.5%
	Financials — 10.8%
48,620	HDFC Bank Ltd. ADR	$ 3,388,814
137,690	ICICI Bank Ltd. ADR	3,177,885
	Information Technology — 3.7%
21,900	LTIMindtree Ltd., 144a	1,393,066
21,545	Tata Consultancy Services Ltd.	870,576
	Total India	8,830,341
	United Kingdom — 12.9%
	Consumer Discretionary — 3.3%
127,015	Entain PLC	2,053,805
	Health Care — 6.2%
26,270	AstraZeneca PLC	3,765,917
	Information Technology — 3.4%
23,650	Endava PLC ADR*	1,224,833
54,740	Kainos Group PLC	856,484
	Total United Kingdom	7,901,039
	United States — 11.7%
	Information Technology — 11.7%
5,220	Accenture PLC - Class A	1,610,788
8,865	Arista Networks, Inc.*	1,436,662
4,365	Microsoft Corp.	1,486,457
6,115	NVIDIA Corp.	2,586,767
	Total United States	7,120,674
	Switzerland — 8.4%
	Consumer Staples — 3.0%
60,860	Coca-Cola HBC AG	1,815,446
	Health Care — 5.4%
24,230	Alcon, Inc.	2,010,179
8,070	Straumann Holding AG	1,312,231
	Total Switzerland	5,137,856
	Canada — 7.3%
	Consumer Discretionary — 3.8%
34,250	Dollarama, Inc.	2,319,615
	Industrials — 3.5%
68,370	CAE, Inc.*	1,530,229
7,760	Canadian Pacific Kansas City Ltd.	626,775
	Total Canada	4,476,619
	France — 6.4%
	Information Technology — 6.4%
20,680	Capgemini SE	3,915,604
	Germany — 5.5%
	Communication Services — 2.2%
27,940	Stroeer SE & Co. KGaA	1,357,399
	Information Technology — 3.3%
14,690	SAP SE	2,006,763
	Total Germany	3,364,162
	Israel — 4.9%
	Information Technology — 4.9%
14,420	Nice Ltd. ADR*	2,977,730
	Netherlands — 4.9%
	Information Technology — 4.9%
4,084	ASML Holding NV	2,962,242
Shares		Market Value

	Sweden — 4.6%
	Consumer Discretionary — 4.6%
22,125	Evolution AB, 144a	$ 2,803,764
	Spain — 4.6%
	Consumer Discretionary — 1.6%
12,420	Amadeus IT Group SA*	945,788
	Health Care — 3.0%
143,410	Grifols SA*	1,839,782
	Total Spain	2,785,570
	Argentina — 3.6%
	Information Technology — 3.6%
12,210	Globant SA*	2,194,381
	Taiwan — 2.9%
	Information Technology — 2.9%
17,380	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,753,990
	Singapore — 2.8%
	Financials — 2.8%
72,500	DBS Group Holdings Ltd.	1,693,077
	Indonesia — 2.1%
	Financials — 2.1%
3,676,600	Bank Mandiri Persero Tbk PT	1,279,484
	Italy — 1.7%
	Financials — 1.7%
134,530	Nexi SpA, 144a*	1,055,491
	Poland — 1.1%
	Consumer Staples — 1.1%
5,950	Dino Polska SA, 144a*	695,159
	Total Common Stocks	$60,947,183
	Short-Term Investment Fund — 0.2%
105,997	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	105,997
	Total Investment Securities — 100.1% (Cost $54,732,658)	$61,053,180
	Liabilities in Excess of Other Assets — (0.1)%	(52,488)
	Net Assets — 100.0%	$61,000,692
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, these securities were valued at $5,947,480 or 9.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone International Growth Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
India	$6,566,699	$2,263,642	$—	$8,830,341
United Kingdom	2,081,317	5,819,722	—	7,901,039
United States	7,120,674	—	—	7,120,674
Switzerland	—	5,137,856	—	5,137,856
Canada	4,476,619	—	—	4,476,619
France	—	3,915,604	—	3,915,604
Germany	—	3,364,162	—	3,364,162
Israel	2,977,730	—	—	2,977,730
Netherlands	—	2,962,242	—	2,962,242
Sweden	—	2,803,764	—	2,803,764
Spain	—	2,785,570	—	2,785,570
Argentina	2,194,381	—	—	2,194,381
Taiwan	1,753,990	—	—	1,753,990
Singapore	—	1,693,077	—	1,693,077
Indonesia	—	1,279,484	—	1,279,484
Italy	—	1,055,491	—	1,055,491
Poland	—	695,159	—	695,159
Short-Term Investment Fund	105,997	—	—	105,997
Total	$27,277,407	$33,775,773	$—	$61,053,180
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Cap Focused Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 94.3%
	Information Technology — 25.9%
1,192,750	Apple, Inc.	$ 231,357,717
278,071	International Business Machines Corp.	37,208,681
757,177	Microsoft Corp.	257,849,056
617,212	Oracle Corp.	73,503,777
308,967	Salesforce, Inc.*	65,272,368
315,055	Texas Instruments, Inc.	56,716,201
174,337	Workday, Inc. - Class A*	39,380,985
		761,288,785
	Health Care — 15.3%
348,761	AmerisourceBergen Corp.	67,112,079
542,780	BioMarin Pharmaceutical, Inc.*	47,048,170
615,801	Bristol-Myers Squibb Co.	39,380,474
244,688	HCA Healthcare, Inc.	74,257,914
517,873	Johnson & Johnson	85,718,339
573,684	Medtronic PLC	50,541,561
179,842	UnitedHealth Group, Inc.	86,439,259
		450,497,796
	Financials — 13.3%
1,968,763	Bank of America Corp.	56,483,811
386,061	Berkshire Hathaway, Inc. - Class B*	131,646,801
193,410	Goldman Sachs Group, Inc. (The)	62,382,461
33,943	Markel Group, Inc.*	46,949,279
341,804	PayPal Holdings, Inc.*	22,808,581
292,038	Visa, Inc. - Class A	69,353,184
		389,624,117
	Communication Services — 13.0%
1,176,146	Alphabet, Inc. - Class C*	142,278,382
1,011,459	AT&T, Inc.	16,132,771
1,046,326	Comcast Corp. - Class A	43,474,845
246,424	Fox Corp. - Class A	8,378,416
387,355	Meta Platforms, Inc. - Class A*	111,163,138
90,837	Netflix, Inc.*	40,012,790
236,159	Walt Disney Co. (The)*	21,084,276
		382,524,618
	Industrials — 8.8%
197,301	Boeing Co. (The)*	41,662,079
94,428	FedEx Corp.	23,408,701
151,490	Hubbell, Inc.	50,228,025
545,667	Raytheon Technologies Corp.	53,453,539
820,086	Southwest Airlines Co.	29,695,314
571,750	SS&C Technologies Holdings, Inc.	34,648,050
254,999	Stanley Black & Decker, Inc.	23,895,956
		256,991,664
	Consumer Discretionary — 7.9%
222,780	Airbnb, Inc. - Class A*	28,551,485
180,099	Alibaba Group Holding Ltd. (China) ADR*	15,011,252
955,520	Amazon.com, Inc.*	124,561,587
Shares		Market Value

	Consumer Discretionary — (Continued)
206,817	Hilton Worldwide Holdings, Inc.	$ 30,102,214
327,273	Starbucks Corp.	32,419,663
		230,646,201
	Consumer Staples — 4.0%
1,047,244	Monster Beverage Corp.*	60,153,695
594,112	Philip Morris International, Inc.	57,997,214
		118,150,909
	Energy — 3.6%
614,529	Exxon Mobil Corp.	65,908,235
801,837	Schlumberger NV	39,386,234
		105,294,469
	Materials — 1.5%
613,323	DuPont de Nemours, Inc.	43,815,795
	Real Estate — 1.0%
188,994	Jones Lang LaSalle, Inc.*	29,445,265
	Total Common Stocks	$2,768,279,619
	Short-Term Investment Fund — 5.7%
167,061,847	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	167,061,847
	Total Investment Securities—100.0% (Cost $1,765,262,520)	$2,935,341,466
	Other Assets in Excess of Liabilities — 0.0%	380,492
	Net Assets — 100.0%	$2,935,721,958
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,768,279,619	$—	$—	$2,768,279,619
Short-Term Investment Fund	167,061,847	—	—	167,061,847
Total	$2,935,341,466	$—	$—	$2,935,341,466
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Cap Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 98.6%
	Financials — 24.1%
49,447	Berkshire Hathaway, Inc. - Class B*	$ 16,861,427
16,794	BlackRock, Inc.	11,607,005
148,955	Charles Schwab Corp. (The)	8,442,770
73,586	Fiserv, Inc.*	9,282,874
68,809	Progressive Corp. (The)	9,108,247
44,942	Visa, Inc. - Class A	10,672,826
		65,975,149
	Consumer Discretionary — 14.0%
63,617	CarMax, Inc.*	5,324,743
30,289	Home Depot, Inc. (The)	9,408,975
25,953	Lowe's Cos., Inc.	5,857,592
8,876	O'Reilly Automotive, Inc.*	8,479,243
93,500	Starbucks Corp.	9,262,110
		38,332,663
	Information Technology — 13.4%
106,247	Apple, Inc.	20,608,731
118,911	Cisco Systems, Inc.	6,152,455
54,588	Texas Instruments, Inc.	9,826,932
		36,588,118
	Materials — 13.2%
26,226	Air Products & Chemicals, Inc.	7,855,474
39,721	Albemarle Corp.	8,861,358
26,343	Martin Marietta Materials, Inc.	12,162,299
18,289	NewMarket Corp.	7,354,373
		36,233,504
	Industrials — 12.1%
35,976	FedEx Corp.	8,918,450
35,967	Norfolk Southern Corp.	8,155,877
21,258	Old Dominion Freight Line, Inc.	7,860,146
53,237	Republic Services, Inc.	8,154,311
		33,088,784
	Consumer Staples — 9.1%
182,196	Altria Group, Inc.	8,253,479
84,512	Church & Dwight Co., Inc.	8,470,638
68,869	Nestle SA (Switzerland) ADR	8,288,384
		25,012,501
Shares		Market Value

	Communication Services — 5.4%
122,879	Alphabet, Inc. - Class C*	$ 14,864,673
	Health Care — 4.3%
41,940	Johnson & Johnson	6,941,908
128,860	Pfizer, Inc.	4,726,585
		11,668,493
	Energy — 3.0%
52,900	Chevron Corp.	8,323,815
	Total Common Stocks	$270,087,700
	Short-Term Investment Fund — 1.4%
3,756,115	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	3,756,115
	Total Investment Securities—100.0% (Cost $168,230,286)	$273,843,815
	Other Assets in Excess of Liabilities — 0.0%	5,677
	Net Assets — 100.0%	$273,849,492
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$270,087,700	$—	$—	$270,087,700
Short-Term Investment Fund	3,756,115	—	—	3,756,115
Total	$273,843,815	$—	$—	$273,843,815
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Company Growth Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 98.8%
	Information Technology — 55.0%
21,943	Accenture PLC - Class A	$ 6,771,171
16,730	Adobe, Inc.*	8,180,803
35,424	Arista Networks, Inc.*	5,740,814
8,343	ASML Holding NV (Netherlands)	6,046,589
25,717	Autodesk, Inc.*	5,261,955
24,948	Entegris, Inc.	2,764,737
21,611	EPAM Systems, Inc.*	4,857,072
14,278	Intuit, Inc.	6,542,037
56,333	Microsoft Corp.	19,183,640
23,799	NVIDIA Corp.	10,067,453
19,006	SolarEdge Technologies, Inc.*	5,113,564
		80,529,835
	Financials — 17.4%
38,541	Charles Schwab Corp. (The)	2,184,504
31,814	Fiserv, Inc.*	4,013,336
15,743	FleetCor Technologies, Inc.*	3,952,752
7,123	Mastercard, Inc. - Class A	2,801,476
75,370	PayPal Holdings, Inc.*	5,029,440
31,908	Visa, Inc. - Class A	7,577,512
		25,559,020
	Health Care — 7.4%
43,809	AstraZeneca PLC (United Kingdom) ADR	3,135,410
65,409	Boston Scientific Corp.*	3,537,973
25,177	Neurocrine Biosciences, Inc.*	2,374,191
3,328	Thermo Fisher Scientific, Inc.	1,736,384
		10,783,958
	Consumer Discretionary — 7.2%
80,958	Amazon.com, Inc.*	10,553,685
	Communication Services — 6.2%
76,150	Alphabet, Inc. - Class A*	9,115,155
	Materials — 2.0%
7,833	Linde PLC	2,985,000
Shares		Market Value

	Consumer Staples — 1.9%
48,242	Monster Beverage Corp.*	$ 2,771,021
	Industrials — 1.7%
11,199	Automatic Data Processing, Inc.	2,461,428
	Total Common Stocks	$144,759,102
	Short-Term Investment Fund — 2.0%
2,897,320	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	2,897,320
	Total Investment Securities—100.8% (Cost $105,786,188)	$147,656,422
	Liabilities in Excess of Other Assets — (0.8%)	(1,132,925)
	Net Assets — 100.0%	$146,523,497
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$144,759,102	$—	$—	$144,759,102
Short-Term Investment Fund	2,897,320	—	—	2,897,320
Total	$147,656,422	$—	$—	$147,656,422
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Company Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 97.8%
	Industrials — 21.9%
150,692	ASGN, Inc.*	$ 11,396,836
77,135	Clean Harbors, Inc. *	12,683,308
157,667	Crane Co.	14,051,283
218,627	Crane NXT Co.	12,339,308
70,958	Curtiss-Wright Corp.	13,032,146
64,827	EMCOR Group, Inc.	11,978,733
121,148	ESCO Technologies, Inc.	12,554,567
74,707	ExlService Holdings, Inc.*	11,285,239
203,039	Federal Signal Corp.	13,000,587
209,702	ITT, Inc.	19,546,324
277,819	KBR, Inc.	18,074,904
258,301	MAXIMUS, Inc.	21,829,018
177,430	WNS Holdings Ltd. (India) ADR*	13,080,140
485,454	Zurn Elkay Water Solutions Corp.	13,053,858
		197,906,251
	Health Care — 16.7%
152,550	Bio-Techne Corp.	12,452,656
552,356	Certara, Inc.*	10,058,403
21,490	Chemed Corp.	11,640,488
191,272	Encompass Health Corp.	12,951,027
185,876	Ensign Group, Inc. (The)	17,743,723
214,637	Globus Medical, Inc. - Class A*	12,779,487
140,014	Merit Medical Systems, Inc.*	11,710,771
747,947	NextGen Healthcare, Inc.*	12,131,700
441,874	Premier, Inc. - Class A	12,222,235
306,473	Progyny, Inc.*	12,056,648
148,687	QuidelOrtho Corp.*	12,320,205
1,058,876	Veradigm, Inc.*	13,341,838
		151,409,181
	Consumer Discretionary — 15.4%
375,856	Frontdoor, Inc.*	11,989,806
410,380	Gentex Corp.	12,007,719
119,905	Grand Canyon Education, Inc.*	12,375,395
1,781,360	Leslie's, Inc.*	16,726,970
197,763	Malibu Boats, Inc. - Class A*	11,600,778
121,023	Oxford Industries, Inc.	11,911,084
189,957	Skyline Champion Corp.*	12,432,686
575,654	Steven Madden Ltd.	18,818,129
105,150	Texas Roadhouse, Inc.	11,806,242
45,207	TopBuild Corp.*	12,025,966
440,855	Zumiez, Inc.*	7,344,644
		139,039,419
	Information Technology — 14.5%
115,389	Advanced Energy Industries, Inc.	12,860,104
638,237	Box, Inc. - Class A*	18,751,403
1,712,750	CCC Intelligent Solutions Holdings, Inc.*	19,199,927
174,755	CommVault Systems, Inc.*	12,690,708
315,907	Digi International, Inc.*	12,443,577
164,117	Onto Innovation, Inc.*	19,114,707
90,690	Qualys, Inc.*	11,714,427
64,896	SPS Commerce, Inc.*	12,463,926
342,245	Verint Systems, Inc.*	11,999,110
		131,237,889
	Real Estate — 10.3%
182,017	Agree Realty Corp. REIT	11,902,092
783,780	Apple Hospitality REIT, Inc.	11,842,916
126,874	Colliers International Group, Inc. (Canada)	12,457,758
Shares		Market Value

	Real Estate — (Continued)
838,545	Corporate Office Properties Trust REIT	$ 19,915,444
612,561	Healthcare Realty Trust, Inc. REIT	11,552,900
587,677	Kite Realty Group Trust REIT	13,128,704
334,869	STAG Industrial, Inc. REIT	12,015,100
		92,814,914
	Financials — 9.3%
99,240	Evercore, Inc. - Class A	12,265,071
1,638,781	FNB Corp.	18,747,655
519,002	Home BancShares, Inc.	11,833,245
568,923	Pacific Premier Bancorp, Inc.	11,765,328
181,475	SouthState Corp.	11,941,055
466,100	Webster Financial Corp.	17,595,275
		84,147,629
	Materials — 4.1%
132,208	Ashland, Inc.	11,490,198
69,712	Eagle Materials, Inc.	12,995,711
260,153	Silgan Holdings, Inc.	12,198,574
		36,684,483
	Energy — 2.9%
300,800	Cactus, Inc. - Class A	12,729,856
423,917	ChampionX Corp.	13,158,384
		25,888,240
	Communication Services — 2.7%
577,341	Cargurus, Inc.*	13,065,227
163,811	Ziff Davis, Inc.*	11,476,598
		24,541,825
	Total Common Stocks	$883,669,831
	Short-Term Investment Fund — 2.9%
26,082,439	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	26,082,439
	Total Investment Securities—100.7% (Cost $724,972,822)	$909,752,270
	Liabilities in Excess of Other Assets — (0.7%)	(6,335,421)
	Net Assets — 100.0%	$903,416,849
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$883,669,831	$—	$—	$883,669,831
Short-Term Investment Fund	26,082,439	—	—	26,082,439
Total	$909,752,270	$—	$—	$909,752,270
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Value Fund – June 30, 2023
Shares		Market Value
	Common Stocks — 98.9%
	Financials — 18.1%
46,738	American Express Co.	$ 8,141,760
164,959	American International Group, Inc.	9,491,741
283,629	Fidelity National Information Services, Inc.	15,514,506
93,806	M&T Bank Corp.	11,609,430
82,594	Northern Trust Corp.	6,123,519
78,193	The Allstate Corp.	8,526,165
240,042	US Bancorp	7,930,988
357,496	Wells Fargo & Co.	15,257,929
30,540	Willis Towers Watson PLC	7,192,170
		89,788,208
	Health Care — 14.9%
383,963	Avantor, Inc.*	7,886,600
135,339	CVS Health Corp.	9,355,985
31,273	Elevance Health, Inc.	13,894,281
97,836	Medtronic PLC	8,619,352
127,080	Merck & Co., Inc.	14,663,761
211,058	Perrigo Co. PLC	7,165,419
25,236	UnitedHealth Group, Inc.	12,129,431
		73,714,829
	Industrials — 11.2%
96,424	AECOM	8,166,148
80,543	JB Hunt Transport Services, Inc.	14,580,699
258,688	Southwest Airlines Co.	9,367,092
72,425	Stanley Black & Decker, Inc.	6,786,947
680,483	Vertiv Holdings Co.	16,855,564
		55,756,450
	Energy — 10.7%
172,184	Enbridge, Inc. (Canada)	6,396,635
384,318	Halliburton Co.	12,678,651
93,207	Hess Corp.	12,671,492
105,161	Phillips 66	10,030,256
55,356	Pioneer Natural Resources	11,468,656
		53,245,690
	Information Technology — 9.9%
18,765	Broadcom, Inc.	16,277,324
64,069	Cognizant Technology Solutions Corp. - Class A	4,182,424
91,129	Oracle Corp.	10,852,553
84,995	QUALCOMM, Inc.	10,117,805
68,176	Skyworks Solutions, Inc.	7,546,401
		48,976,507
	Consumer Discretionary — 9.2%
123,394	Aptiv PLC*	12,597,294
268,126	Aramark	11,542,824
223,836	Las Vegas Sands Corp.*	12,982,488
28,135	Lithia Motors, Inc.	8,556,135
		45,678,741
	Materials — 7.2%
53,618	Air Products & Chemicals, Inc.	16,060,200
325,172	Axalta Coating Systems Ltd. *	10,668,893
124,835	DuPont de Nemours, Inc.	8,918,212
		35,647,305
Shares		Market Value

	Communication Services — 6.6%
67,601	Alphabet, Inc. - Class A*	$ 8,091,840
396,487	Comcast Corp. - Class A	16,474,035
63,636	Electronic Arts, Inc.	8,253,589
		32,819,464
	Consumer Staples — 5.9%
67,309	Coca-Cola Europacific Partners PLC (United Kingdom)	4,336,719
63,648	Dollar General Corp.	10,806,158
142,839	Philip Morris International, Inc.	13,943,943
		29,086,820
	Real Estate — 2.6%
415,537	VICI Properties, Inc. REIT	13,060,328
	Utilities — 2.6%
34,019	Entergy Corp.	3,312,430
118,863	Pinnacle West Capital Corp.	9,682,580
		12,995,010
	Total Common Stocks	$490,769,352
	Short-Term Investment Fund — 1.1%
5,549,096	Dreyfus Government Cash Management, Institutional Shares, 5.00%∞Ω	5,549,096
	Total Investment Securities—100.0% (Cost $414,604,348)	$496,318,448
	Other Assets in Excess of Liabilities — 0.0%	99,577
	Net Assets — 100.0%	$496,418,025
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$490,769,352	$—	$—	$490,769,352
Short-Term Investment Fund	5,549,096	—	—	5,549,096
Total	$496,318,448	$—	$—	$496,318,448
See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities
June 30, 2023
	Touchstone Balanced Fund	Touchstone Core Municipal Bond Fund	Touchstone International Equity Fund	Touchstone International Growth Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund
Assets
Investments, at cost	$672,647,567	$54,788,107	$99,570,186	$54,732,658	$1,765,262,520	$168,230,286
Investments, at market value *	$811,508,549	$53,253,603	$113,719,670	$61,053,180	$2,935,341,466	$273,843,815
Cash	—	—	41	—	—	—
Cash deposits held at prime broker (A)	1,200,623	—	—	—	—	—
Foreign currency †	1,028	—	53,052	62,617	—	—
Dividends and interest receivable	2,634,203	600,569	174,041	11,875	1,793,665	346,543
Receivable for capital shares sold	2,036,390	4,371	109,425	1,045	2,534,378	655
Receivable for investments sold	899,172	550,198	—	—	3,539,853	—
Receivable for securities lending income	702	—	—	—	—	—
Tax reclaim receivable	1,652	—	493,615	105,908	—	—
Other assets	2,468	205	568	8,805	10,484	1,236
Total Assets	818,284,787	54,408,946	114,550,412	61,243,430	2,943,219,846	274,192,249

Liabilities
Due to custodian	26,606	—	—	—	86	—
Dividends payable	18	9,142	—	—	—	—
Payable for return of collateral for securities on loan	1,390,875	—	—	—	—	—
Deferred foreign capital gains tax	—	—	—	29,016	—	—
Payable for capital shares redeemed	1,029,988	78,038	115,323	63,856	2,835,619	31,601
Payable for investments purchased	1,244,359	1,147,091	—	—	1,445,773	—
Payable to Investment Adviser	319,257	11,313	63,531	20,450	1,168,376	121,871
Payable to other affiliates	263,035	8,767	36,688	8,410	740,721	34,002
Payable to Trustees	19,751	19,751	19,751	19,751	19,751	19,751
Payable for professional services	42,748	26,553	34,070	33,253	75,645	27,388
Payable for reports to shareholders	18,110	5,166	9,325	14,100	33,949	9,496
Payable for transfer agent services	385,123	11,120	82,563	46,714	1,146,043	93,037
Payable for variation margin on futures contracts	67,656	—	—	—	—	—
Payable for variation margin on swap agreements	285,448	—	—	—	—	—
Other accrued expenses and liabilities	32,001	6,373	11,865	7,188	31,925	5,611
Total Liabilities	5,124,975	1,323,314	373,116	242,738	7,497,888	342,757
Net Assets	$813,159,812	$53,085,632	$114,177,296	$61,000,692	$2,935,721,958	$273,849,492
Net assets consist of:
Paid-in capital	682,095,333	55,879,750	172,802,655	68,703,581	1,753,795,249	164,743,095
Distributable earnings (deficit)	131,064,479	(2,794,118)	(58,625,359)	(7,702,889)	1,181,926,709	109,106,397
Net Assets	$813,159,812	$53,085,632	$114,177,296	$61,000,692	$2,935,721,958	$273,849,492
*Includes market value of securities on loan of:	$1,354,900	$—	$—	$—	$—	$—
†Cost of foreign currency:	$1,046	$—	$52,801	$62,595	$—	$—
(A)	Represents segregated cash for futures contracts and swap agreements.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Large Company Growth Fund	Touchstone Small Company Fund	Touchstone Value Fund

$105,786,188	$724,972,822	$414,604,348
$147,656,422	$909,752,270	$496,318,448
—	—	43
—	—	—
—	1,362	—
15,804	576,559	927,129
2,172	995,448	159,268
—	—	—
—	229	—
—	—	—
4,596	3,062	1,934
147,678,994	911,328,930	497,406,822

—	25	—
—	—	—
—	—	—
—	—	—
101,245	1,227,371	372,787
867,220	5,428,086	—
64,964	452,600	229,507
18,298	216,242	93,805
19,751	19,751	19,751
25,117	38,764	32,147
5,568	23,816	13,937
41,855	491,805	220,774
—	—	—
—	—	—
11,479	13,621	6,089
1,155,497	7,912,081	988,797
$146,523,497	$903,416,849	$496,418,025

99,833,757	729,634,726	413,876,342
46,689,740	173,782,123	82,541,683
$146,523,497	$903,416,849	$496,418,025
$—	$—	$—
$—	$1,414	$—

Statements of Assets and Liabilities  (Continued)
	Touchstone Balanced Fund	Touchstone Core Municipal Bond Fund	Touchstone International Equity Fund	Touchstone International Growth Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$541,894,656	$22,987,501	$82,697,081	$1,139,108	$1,928,302,955	$5,258,544
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	22,444,479	2,141,855	5,398,478	99,895	34,205,252	305,708
Net asset value price per share*	$24.14	$10.73	$15.32	$11.40	$56.37	$17.20
Maximum sales charge - Class A shares	5.00%	3.25%	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$25.41	$11.09	$16.13	$12.00	$59.34	$18.11

Pricing of Class C Shares
Net assets applicable to Class C shares	$73,893,136	$1,027,818	$2,326,893	$696,520	$50,450,821	$2,036,002
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,055,479	95,812	166,518	64,162	998,761	121,676
Net asset value and offering price per share**	$24.18	$10.73	$13.97	$10.86	$50.51	$16.73

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$197,244,506	$2,636,733	$25,323,563	$47,314,943	$670,688,157	$206,213,859
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,248,145	245,291	1,673,447	4,024,007	11,897,819	11,976,773
Net asset value, offering price and redemption price per share	$23.91	$10.75	$15.13	$11.76	$56.37	$17.22

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$26,433,580	$3,829,759	$11,850,121	$265,417,542	$60,341,087
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	2,460,065	253,488	998,779	4,698,970	3,501,256
Net asset value, offering price and redemption price per share	$—	$10.75	$15.11	$11.86	$56.48	$17.23

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$127,514	$—	$—	$—	$20,862,483	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,335	—	—	—	369,073	—
Net asset value, offering price and redemption price per share	$23.90	$—	$—	$—	$56.53	$—
^	The Shares of beneficial interest outstanding and Net asset value and offering price per share were updated to reflect the effect of a 1 for 0.379048 reverse stock split for Class C shares on October 14, 2022 (See Note 9 in the Notes to Financial Statements).
*	There is no sales load on subscriptions of $1 million or more for all funds except for Core Municipal Bond Fund. There is no sales load on subscriptions of $500,000 or more for Core Municipal Bond Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Large Company Growth Fund	Touchstone Small Company Fund^	Touchstone Value Fund

$3,710,559	$484,105,003	$158,698,486
90,821	93,990,832	15,481,447
$40.86	$5.15	$10.25
5.00%	5.00%	5.00%
$43.01	$5.42	$10.79

$223,122	$15,991,556	$3,721,257
5,879	3,136,717	364,279
$37.95	$5.10	$10.22

$7,266,186	$312,719,787	$85,516,110
173,679	52,735,866	8,296,722
$41.84	$5.93	$10.31

$135,323,630	$24,638,104	$222,825,140
3,202,890	4,149,922	21,703,361
$42.25	$5.94	$10.27

$—	$65,962,399	$25,657,032
—	12,172,369	2,497,616
$—	$5.42	$10.27

Statements of Operations For the Year Ended June 30, 2023
	Touchstone Balanced Fund	Touchstone Core Municipal Bond Fund	Touchstone International Equity Fund	Touchstone International Growth Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund
Investment Income
Dividends*	$7,859,811	$59,858	$3,241,454	$919,851	$37,574,469	$4,896,062
Interest	9,244,414	1,617,827	—	—	8,519	—
Income from securities loaned	4,489	—	7,491	7,728	—	—
Total Investment Income	17,108,714	1,677,685	3,248,945	927,579	37,582,988	4,896,062
Expenses
Investment advisory fees	3,710,348	218,624	731,584	478,678	14,111,078	1,631,500
Administration fees	1,047,992	75,578	144,530	82,737	3,616,545	375,999
Compliance fees and expenses	3,544	3,544	3,544	3,544	3,544	3,544
Custody fees	45,440	4,796	19,521	15,250	29,945	7,862
Professional fees	51,201	28,226	48,737	42,213	90,524	28,790
Transfer Agent fees, Class A	398,198	10,940	103,705	2,631	1,023,480	4,770
Transfer Agent fees, Class C	51,484	748	4,016	770	45,309	1,043
Transfer Agent fees, Class Y	153,589	3,045	24,709	57,800	484,517	132,091
Transfer Agent fees, Institutional Class	—	1,059	113	7,292	65,516	4,821
Transfer Agent fees, Class R6	15	—	—	—	233	—
Registration fees, Class A	27,454	7,659	19,471	10,503	39,082	9,717
Registration fees, Class C	13,553	4,473	10,126	6,832	14,003	4,630
Registration fees, Class Y	21,888	7,369	14,805	17,276	54,382	14,654
Registration fees, Institutional Class	—	4,169	4,515	11,673	18,399	11,391
Registration fees, Class R6	3,556	—	—	—	8,368	—
Reports to Shareholders, Class A	33,814	3,494	10,537	3,112	57,621	3,136
Reports to Shareholders, Class C	6,674	2,826	3,156	2,863	5,752	2,907
Reports to Shareholders, Class Y	10,249	2,952	4,381	9,161	29,002	15,614
Reports to Shareholders, Institutional Class	—	2,833	2,846	2,933	6,455	3,635
Reports to Shareholders, Class R6	2,779	—	—	—	2,728	—
Distribution expenses, Class A	1,304,391	59,756	194,539	2,969	4,459,406	12,326
Distribution and shareholder servicing expenses, Class C	722,037	10,842	22,148	6,913	485,086	24,207
Trustee fees	25,851	25,851	25,851	25,851	25,851	25,851
Other expenses	235,581	28,029	88,508	60,131	646,336	135,375
Total Expenses	7,869,638	506,813	1,481,342	851,132	25,323,162	2,453,863
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(6,383)	(154,419)	(140,085)	(260,213)	(759,598)	(295,618)
Net Expenses	7,863,255	352,394	1,341,257	590,919	24,563,564	2,158,245
Net Investment Income (Loss)	9,245,459	1,325,291	1,907,688	336,660	13,019,424	2,737,817
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)	11,347,622	(1,223,464)	(5,157,475)	(7,570,048)	65,284,163	16,518,022
Net realized losses on futures contracts	(188,208)	—	—	—	—	—
Net realized gains on swap agreements	36,476	—	—	—	—	—
Net realized losses on foreign currency transactions	—	—	(57,433)	(8,798)	(244)	—
Net change in unrealized appreciation (depreciation) on investments†	79,185,797	1,149,277	19,729,354	12,379,427	441,075,223	22,459,658
Net change in unrealized appreciation (depreciation) on futures contracts	(937,570)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	(150,200)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(6)	—	(3,756)	6,020	—	—
Net Realized and Unrealized Gains (Losses) on Investments	89,293,911	(74,187)	14,510,690	4,806,601	506,359,142	38,977,680
Change in Net Assets Resulting from Operations	$98,539,370	$1,251,104	$16,418,378	$5,143,261	$519,378,566	$41,715,497
*Net of foreign tax withholding of:	$—	$—	$323,824	$57,056	$—	$37,235
†Includes increase in deferred foreign capital gains tax of:	$—	$—	$—	$29,016	$—	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	Net realized gains (losses) on investments includes the realized gains of $15,950,413, $61,849,534, $13,399,649, $9,721,486, $10,926,025 and $3,692,299 for the Balanced Fund, the Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund, the Small Company Fund and the Value Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

Statements of Operations (Continued)
Touchstone Large Company Growth Fund	Touchstone Small Company Fund	Touchstone Value Fund

$969,174	$9,996,425	$12,424,386
—	—	—
18	10,216	3,095
969,192	10,006,641	12,427,481

944,101	5,694,668	3,025,461
217,559	1,163,258	710,415
3,544	3,544	3,544
7,899	17,444	9,754
25,864	56,761	40,916
3,576	357,588	142,752
243	17,732	4,549
9,077	281,694	93,876
50,036	10,014	85,731
—	196	40
10,009	25,111	14,254
5,745	12,339	6,480
9,702	27,827	15,447
18,313	11,005	2,511
—	11,100	24,997
3,114	26,429	16,990
2,815	5,155	2,957
3,012	27,689	7,824
4,145	3,639	10,486
—	3,815	3,277
8,605	1,187,211	396,653
2,189	169,526	48,769
25,851	25,851	25,851
81,005	218,648	88,017
1,436,404	9,358,244	4,781,551
(269,559)	(316,173)	(458,774)
1,166,845	9,042,071	4,322,777
(197,653)	964,570	8,104,704

18,355,445	12,923,225	13,745,839
—	—	—
—	—	—
—	(25,145)	(19)
6,189,120	108,411,455	32,140,986
—	—	—
—	—	—
—	(52)	—
24,544,565	121,309,483	45,886,806
$24,346,912	$122,274,053	$53,991,510
$7,243	$2,855	$17,576
$—	$—	$—

Statements of Changes in Net Assets
	Touchstone Balanced Fund		Touchstone Core Municipal Bond Fund		Touchstone International Equity Fund
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
From Operations
Net investment income (loss)	$9,245,459	$4,695,432	$1,325,291	$1,004,748	$1,907,688	$1,452,044
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	11,195,890	34,295,324	(1,223,464)	(24,917)	(5,214,908)	7,805,000
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency transactions	78,098,021	(163,247,150)	1,149,277	(6,539,645)	19,725,598	(34,315,313)
Change in Net Assets from Operations	98,539,370	(124,256,394)	1,251,104	(5,559,814)	16,418,378	(25,058,269)

Distributions to Shareholders:
Distributed earnings, Class A	(6,454,185)	(18,683,622)	(542,624)	(422,124)	(1,163,208)	(12,810,410)
Distributed earnings, Class C	(335,681)	(2,017,932)	(16,568)	(8,006)	(28,135)	(443,920)
Distributed earnings, Class Y	(2,487,696)	(7,153,486)	(70,470)	(56,450)	(337,719)	(3,217,018)
Distributed earnings, Institutional Class	—	—	(695,629)	(551,274)	(60,528)	(555,566)
Distributed earnings, Class R6	(1,917)	(430)	—	—	—	—
Total Distributions	(9,279,479)	(27,855,470)	(1,325,291)	(1,037,854)	(1,589,590)	(17,026,914)
Change in Net Assets from Share Transactions(A)	(27,209,173)	317,880,186	(5,317,958)	15,095,708	(3,423,275)	22,502,489

Total Increase (Decrease) in Net Assets	62,050,718	165,768,322	(5,392,145)	8,498,040	11,405,513	(19,582,694)

Net Assets
Beginning of period	751,109,094	585,340,772	58,477,777	49,979,737	102,771,783	122,354,477
End of period	$813,159,812	$751,109,094	$53,085,632	$58,477,777	$114,177,296	$102,771,783
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone International Growth Fund		Touchstone Large Cap Focused Fund		Touchstone Large Cap Fund		Touchstone Large Company Growth Fund
For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022

$336,660	$(14,650)	$13,019,424	$5,805,824	$2,737,817	$2,725,934	$(197,653)	$(661,608)
(7,578,846)	(2,646,945)	65,283,919	254,979,759	16,518,022	22,912,067	18,355,445	52,866,635
12,385,447	(26,815,195)	441,075,223	(674,276,909)	22,459,658	(58,860,797)	6,189,120	(106,678,470)
5,143,261	(29,476,790)	519,378,566	(413,491,326)	41,715,497	(33,222,796)	24,346,912	(54,473,443)

(1,754)	—	(26,722,797)	(144,110,933)	(186,418)	(138,543)	(115,696)	(686,500)
—	—	(723,298)	(4,540,418)	(83,859)	(84,629)	(7,968)	(91,216)
(125,554)	—	(8,798,604)	(46,283,019)	(7,705,511)	(7,855,117)	(256,507)	(4,818,063)
(35,606)	(362)	(3,775,076)	(15,167,079)	(2,900,891)	(2,885,087)	(4,584,366)	(42,296,250)
—	—	(32,814)	(165)	—	—	—	—
(162,914)	(362)	(40,052,589)	(210,101,614)	(10,876,679)	(10,963,376)	(4,964,537)	(47,892,029)
(5,007,786)	(10,868,501)	(41,778,980)	756,668,107	(35,086,898)	(46,985,624)	(35,711,782)	2,486,868

(27,439)	(40,345,653)	437,546,997	133,075,167	(4,248,080)	(91,171,796)	(16,329,407)	(99,878,604)

61,028,131	101,373,784	2,498,174,961	2,365,099,794	278,097,572	369,269,368	162,852,904	262,731,508
$61,000,692	$61,028,131	$2,935,721,958	$2,498,174,961	$273,849,492	$278,097,572	$146,523,497	$162,852,904

Statements of Changes in Net Assets (Continued)
	Touchstone Small Company Fund		Touchstone Value Fund
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
From Operations
Net investment income (loss)	$964,570	$(2,103,171)	$8,104,704	$7,223,081
Net realized gains (losses) on investments and foreign currency transactions	12,898,080	72,652,306	13,745,820	53,432,153
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	108,411,403	(239,902,157)	32,140,986	(84,024,306)
Change in Net Assets from Operations	122,274,053	(169,353,022)	53,991,510	(23,369,072)

Distributions to Shareholders:
Distributed earnings, Class A	(11,830,362)	(100,933,144)	(11,303,139)	(14,640,827)
Distributed earnings, Class C	(432,280)	(8,485,889)	(340,918)	(442,410)
Distributed earnings, Class Y	(5,543,536)	(42,208,035)	(7,487,618)	(8,719,641)
Distributed earnings, Institutional Class	(507,462)	(2,833,076)	(16,911,807)	(25,683,573)
Distributed earnings, Class R6	(1,463,928)	(10,437,867)	(1,655,788)	(1,961)
Total Distributions	(19,777,568)	(164,898,011)	(37,699,270)	(49,488,412)
Change in Net Assets from Share Transactions(A)	35,514,933	100,055,548	(21,834,052)	150,160,610

Total Increase (Decrease) in Net Assets	138,011,418	(234,195,485)	(5,541,812)	77,303,126

Net Assets
Beginning of period	765,405,431	999,600,916	501,959,837	424,656,711
End of period	$903,416,849	$765,405,431	$496,418,025	$501,959,837
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Balanced Fund				Touchstone Core Municipal Bond Fund
	For the Year Ended June 30, 2023		For the Year Ended June 30, 2022(A)		For the Year Ended June 30, 2023		For the Year Ended June 30, 2022
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(B)
Proceeds from Shares issued	1,305,841	$29,334,546	2,071,514	$51,804,611	70,723	$752,997	82,130	$942,504
Proceeds from Shares issued in connection with reorganization	—	—	12,703,235	326,253,191	—	—	—	—
Reinvestment of distributions	275,113	6,106,121	695,294	17,702,007	41,801	445,970	29,811	342,750
Cost of Shares redeemed	(3,438,251)	(76,723,283)	(3,788,521)	(94,469,765)	(311,187)	(3,298,640)	(367,762)	(4,187,142)
Change from Class A Share Transactions	(1,857,297)	(41,282,616)	11,681,522	301,290,044	(198,663)	(2,099,673)	(255,821)	(2,901,888)
Class C
Proceeds from Shares issued	362,864	8,171,723	894,829	22,824,368	82,084	880,091	33,277	366,528
Proceeds from Shares issued in connection with reorganization	—	—	721,908	18,587,124	—	—	—	—
Reinvestment of distributions	14,847	331,979	77,652	2,003,428	1,545	16,496	689	7,946
Cost of Shares redeemed	(758,402)	(16,854,147)	(816,261)	(20,385,578)	(75,695)	(802,420)	(45,123)	(494,884)
Change from Class C Share Transactions	(380,691)	(8,350,445)	878,128	23,029,342	7,934	94,167	(11,157)	(120,410)
Class Y(C)
Proceeds from Shares issued	4,328,959	97,132,692	4,190,499	102,045,837	236,499	2,487,537	79,167	908,797
Proceeds from Shares issued in connection with reorganization	—	—	—	—	—	—	—	—
Reinvestment of distributions	112,185	2,474,987	283,307	7,147,940	5,448	58,169	3,831	44,150
Cost of Shares redeemed	(3,485,175)	(77,185,708)	(5,008,449)	(115,748,212)	(251,774)	(2,631,261)	(117,610)	(1,328,373)
Change from Class Y Share Transactions	955,969	22,421,971	(534,643)	(6,554,435)	(9,827)	(85,555)	(34,612)	(375,426)
Institutional Class
Proceeds from Shares issued	—	—	—	—	11,520	123,810	1,731,152	20,620,289
Reinvestment of distributions	—	—	—	—	65,116	695,613	47,679	547,245
Cost of Shares redeemed	—	—	—	—	(382,513)	(4,046,320)	(229,859)	(2,674,102)
Change from Institutional Class Share Transactions	—	—	—	—	(305,877)	(3,226,897)	1,548,972	18,493,432
Class R6
Proceeds from Shares issued	—	—	5,228	114,805	—	—	—	—
Reinvestment of distributions	87	1,917	20	430	—	—	—	—
Change from Class R6 Share Transactions	87	1,917	5,248	115,235	—	—	—	—
Change from Share Transactions	(1,281,932)	$(27,209,173)	12,030,255	$317,880,186	(506,433)	$(5,317,958)	1,247,382	$15,095,708
(A)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(B)	Effective July 16, 2021, Class B shares of the AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund were reorganized into Class A shares of the Touchstone Balanced Fund.
(C)	Effective July 16, 2021, Class W shares of the AIG International Dividend Strategy Fund were reorganized into Class Y shares of the Touchstone International Equity Fund.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone International Equity Fund				Touchstone International Growth Fund
For the Year Ended June 30, 2023		For the Year Ended June 30, 2022		For the Year Ended June 30, 2023		For the Year Ended June 30, 2022
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

207,040	$2,956,760	469,378	$8,288,140	16,348	$174,892	25,427	$341,175
—	—	2,291,115	43,002,245	—	—	—	—
81,517	1,103,741	811,352	12,465,621	157	1,587	—	—
(656,145)	(9,128,332)	(2,467,086)	(43,314,837)	(28,249)	(304,912)	(58,165)	(773,559)
(367,588)	(5,067,831)	1,104,759	20,441,169	(11,744)	(128,433)	(32,738)	(432,384)

22,995	306,225	29,057	424,401	8,917	90,897	9,141	112,674
—	—	122,778	2,140,804	—	—	—	—
2,171	26,900	30,546	429,513	—	—	—	—
(55,527)	(706,451)	(106,024)	(1,641,566)	(22,970)	(232,584)	(19,774)	(254,521)
(30,361)	(373,326)	76,357	1,353,152	(14,053)	(141,687)	(10,633)	(141,847)

420,549	6,158,939	348,174	5,357,930	31,410	341,642	117,736	1,738,578
—	—	53,869	998,993	—	—	—	—
25,019	333,999	209,605	3,180,484	11,590	121,293	—	—
(329,954)	(4,520,062)	(549,548)	(9,100,100)	(442,777)	(4,855,700)	(418,756)	(5,776,915)
115,614	1,972,876	62,100	437,307	(399,777)	(4,392,765)	(301,020)	(4,038,337)

1,744	25,692	716	12,694	16,522	185,440	89,919	1,315,535
4,544	60,529	36,664	555,566	3,332	35,182	25	360
(2,907)	(41,215)	(18,960)	(297,399)	(50,126)	(565,523)	(529,482)	(7,571,828)
3,381	45,006	18,420	270,861	(30,272)	(344,901)	(439,538)	(6,255,933)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(278,954)	$(3,423,275)	1,261,636	$22,502,489	(455,846)	$(5,007,786)	(783,929)	$(10,868,501)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Large Cap Focused Fund				Touchstone Large Cap Fund
	For the Year Ended June 30, 2023		For the Year Ended June 30, 2022(A)		For the Year Ended June 30, 2023		For the Year Ended June 30, 2022
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	871,623	$44,199,684	1,340,013	$77,295,565	55,034	$878,440	78,046	$1,363,874
Proceeds from Shares issued in connection with reorganization	—	—	11,569,461	681,748,263	—	—	—	—
Reinvestment of distributions	512,576	24,803,337	2,295,540	133,285,514	10,508	165,562	6,281	118,085
Cost of Shares redeemed	(3,979,920)	(200,436,477)	(4,668,669)	(265,221,706)	(52,916)	(846,101)	(30,720)	(525,957)
Change from Class A Share Transactions	(2,595,721)	(131,433,456)	10,536,345	627,107,636	12,626	197,901	53,607	956,002
Class C
Proceeds from Shares issued	142,815	6,440,237	224,240	11,852,311	20,444	313,352	10,943	175,780
Proceeds from Shares issued in connection with reorganization	—	—	446,479	24,084,368	—	—	—	—
Reinvestment of distributions	16,420	716,415	85,678	4,508,375	5,393	82,939	4,613	84,323
Cost of Shares redeemed	(312,804)	(14,085,002)	(379,100)	(19,674,805)	(102,895)	(1,624,789)	(63,742)	(1,113,651)
Change from Class C Share Transactions	(153,569)	(6,928,350)	377,297	20,770,249	(77,058)	(1,228,498)	(48,186)	(853,548)
Class Y(B)
Proceeds from Shares issued	4,389,105	223,429,518	4,114,587	236,829,946	194,223	3,125,993	1,150,810	20,630,434
Proceeds from Shares issued in connection with reorganization	—	—	681,058	40,068,287	—	—	—	—
Reinvestment of distributions	171,659	8,278,156	747,215	43,376,695	475,857	7,505,606	406,710	7,668,528
Cost of Shares redeemed	(3,137,778)	(158,474,364)	(4,885,257)	(274,179,208)	(1,856,213)	(30,327,891)	(3,509,211)	(63,649,856)
Change from Class Y Share Transactions	1,422,986	73,233,310	657,603	46,095,720	(1,186,133)	(19,696,292)	(1,951,691)	(35,350,894)
Institutional Class
Proceeds from Shares issued	3,889,420	194,308,524	4,978,600	278,659,299	2,513,064	40,723,228	2,165,174	39,064,241
Reinvestment of distributions	55,100	2,661,762	258,156	15,015,301	153,334	2,420,443	134,812	2,547,446
Cost of Shares redeemed	(3,851,324)	(192,969,218)	(4,162,961)	(231,872,423)	(3,548,886)	(57,503,680)	(2,961,832)	(53,348,871)
Change from Institutional Class Share Transactions	93,196	4,001,068	1,073,795	61,802,177	(882,488)	(14,360,009)	(661,846)	(11,737,184)
Class R6
Proceeds from Shares issued	359,726	19,738,096	18,091	948,609	—	—	—	—
Reinvestment of distributions	622	30,031	3	165	—	—	—	—
Cost of Shares redeemed	(8,283)	(419,679)	(1,086)	(56,449)	—	—	—	—
Change from Class R6 Share Transactions	352,065	19,348,448	17,008	892,325	—	—	—	—
Change from Share Transactions	(881,043)	$(41,778,980)	12,662,048	$756,668,107	(2,133,053)	$(35,086,898)	(2,608,116)	$(46,985,624)
^	The June 30, 2023 and June 30, 2022 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.379048 reverse stock split for Class C shares on October 14, 2022 (See Note 9 in the Notes to Financial Statements).
(A)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(B)	Effective July 16, 2021, Class W shares of the AIG Focused Alpha Large-Cap Fund were reorganized into Class Y shares of the Touchstone Large Cap Focused Fund.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Large Company Growth Fund				Touchstone Small Company Fund^
For the Year Ended June 30, 2023		For the Year Ended June 30, 2022		For the Year Ended June 30, 2023		For the Year Ended June 30, 2022
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

13,612	$522,431	23,624	$1,073,254	3,891,138	$19,216,133	3,089,369	$18,264,217
—	—	—	—	—	—	—	—
3,229	115,695	14,010	686,500	2,345,714	11,470,539	16,920,322	96,615,036
(16,998)	(637,756)	(9,825)	(486,656)	(11,255,496)	(55,485,426)	(12,245,547)	(70,525,090)
(157)	370	27,809	1,273,098	(5,018,644)	(24,798,754)	7,764,144	44,354,163

881	33,004	1,391	59,787	395,461	1,551,009	306,024	1,898,466
—	—	—	—	—	—	—	—
238	7,965	1,916	88,481	87,922	427,301	1,470,185	8,416,613
(1,312)	(44,741)	(5,874)	(246,977)	(7,438,078)	(5,317,700)	(1,013,412)	(6,546,227)
(193)	(3,772)	(2,567)	(98,709)	(6,954,695)	(3,339,390)	762,797	3,768,852

12,260	469,925	27,974	1,444,993	19,225,536	109,971,262	9,325,160	60,109,420
—	—	—	—	—	—	—	—
7,001	256,507	96,442	4,817,277	982,602	5,522,224	6,441,959	42,001,576
(222,625)	(8,399,800)	(245,654)	(11,562,989)	(10,085,513)	(56,706,050)	(11,049,942)	(71,888,664)
(203,364)	(7,673,368)	(121,238)	(5,300,719)	10,122,625	58,787,436	4,717,177	30,222,332

1,267,769	48,971,378	1,440,464	70,878,080	725,853	4,089,821	1,642,193	10,324,078
115,186	4,259,572	791,411	39,847,570	86,528	487,153	405,783	2,645,704
(2,087,146)	(81,265,962)	(2,253,830)	(104,112,452)	(748,587)	(4,244,022)	(483,053)	(3,305,409)
(704,191)	(28,035,012)	(21,955)	6,613,198	63,794	332,952	1,564,923	9,664,373

—	—	—	—	11,114,924	56,693,014	14,482,860	87,457,173
—	—	—	—	284,288	1,461,242	1,747,162	10,413,085
—	—	—	—	(10,446,031)	(53,621,567)	(14,245,220)	(85,824,430)
—	—	—	—	953,181	4,532,689	1,984,802	12,045,828
(907,905)	$(35,711,782)	(117,951)	$2,486,868	(833,739)	$35,514,933	16,793,843	$100,055,548

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Value Fund
	For the Year Ended June 30, 2023		For the Year Ended June 30, 2022(A)
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	676,587	$6,874,794	711,431	$7,911,031
Proceeds from Shares issued in connection with reorganization	—	—	16,002,448	178,897,865
Reinvestment of distributions	1,079,157	10,781,601	1,283,854	13,979,764
Cost of Shares redeemed	(2,101,197)	(21,374,057)	(5,066,703)	(55,887,177)
Change from Class A Share Transactions	(345,453)	(3,717,662)	12,931,030	144,901,483
Class C
Proceeds from Shares issued	179,695	1,813,103	155,614	1,684,614
Proceeds from Shares issued in connection with reorganization	—	—	454,230	5,060,481
Reinvestment of distributions	33,821	336,898	40,098	434,249
Cost of Shares redeemed	(428,227)	(4,241,922)	(241,736)	(2,688,461)
Change from Class C Share Transactions	(214,711)	(2,091,921)	408,206	4,490,883
Class Y(B)
Proceeds from Shares issued	3,070,028	32,214,842	1,271,629	14,268,625
Proceeds from Shares issued in connection with reorganization	—	—	493,844	5,545,569
Reinvestment of distributions	732,473	7,355,459	779,077	8,531,614
Cost of Shares redeemed	(4,196,004)	(42,666,245)	(2,625,149)	(29,423,662)
Change from Class Y Share Transactions	(393,503)	(3,095,944)	(80,599)	(1,077,854)
Institutional Class
Proceeds from Shares issued	3,781,754	38,345,288	5,463,546	60,984,321
Reinvestment of distributions	1,486,511	14,859,297	1,915,258	20,913,854
Cost of Shares redeemed	(8,964,398)	(92,624,074)	(7,279,817)	(80,473,980)
Change from Institutional Class Share Transactions	(3,696,133)	(39,419,489)	98,987	1,424,195
Class R6
Proceeds from Shares issued	2,651,782	28,445,654	39,612	419,942
Reinvestment of distributions	165,429	1,655,788	192	1,961
Cost of Shares redeemed	(359,399)	(3,610,478)	—	—
Change from Class R6 Share Transactions	2,457,812	26,490,964	39,804	421,903
Change from Share Transactions	(2,191,988)	$(21,834,052)	13,397,428	$150,160,610
(A)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(B)	Effective July 16, 2021, Class W shares of the AIG Strategic Value Fund were reorganized into Class Y shares of the Touchstone Value Fund.
See accompanying Notes to Financial Statements.

Financial Highlights
Touchstone Balanced Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$21.54	$0.32	$1.73	$2.05	$(0.34)	$ (1.07)	$(1.41)	$22.18	10.13%	$244,037	1.01%	1.09%	1.49%	81%
06/30/20	22.18	0.27	1.85	2.12	(0.28)	(2.41)	(2.69)	21.61	10.09	250,298	1.01	1.07	1.25	135
06/30/21	21.61	0.16(4)	5.47	5.63	(0.15)	(1.57)	(1.72)	25.52	26.92	322,009	1.01	1.03	0.66	60
06/30/22	25.52	0.14(4)	(3.42)	(3.28)	(0.15)	(0.61)	(0.76)	21.48	(13.32)	521,933	0.99	0.99	0.54	92(5)(6)
06/30/23	21.48	0.28	2.66	2.94	(0.28)	—	(0.28)	24.14	13.81	541,895	1.02	1.02	1.24	57(5)
Class C
06/30/19	$21.63	$0.15	$1.75	$1.90	$(0.17)	$ (1.07)	$(1.24)	$22.29	9.33%	$34,380	1.78%	1.89%	0.72%	81%
06/30/20	22.29	0.11	1.86	1.97	(0.13)	(2.41)	(2.54)	21.72	9.23	44,174	1.78	1.88	0.48	135
06/30/21	21.72	(0.03)(4)	5.49	5.46	(0.02)	(1.57)	(1.59)	25.59	25.93	65,455	1.78	1.81	(0.11)	60
06/30/22	25.59	(0.05)(4)	(3.42)	(3.47)	—	(0.61)	(0.61)	21.51	(13.96)	73,906	1.75	1.75	(0.22)	92(5)(6)
06/30/23	21.51	0.10	2.68	2.78	(0.11)	—	(0.11)	24.18	12.95	73,893	1.78	1.78	0.48	57(5)
Class Y
06/30/19	$21.39	$0.35	$1.72	$2.07	$(0.38)	$ (1.07)	$(1.45)	$22.01	10.33%	$60,638	0.81%	0.88%	1.69%	81%
06/30/20	22.01	0.32	1.84	2.16	(0.33)	(2.41)	(2.74)	21.43	10.35	94,921	0.81	0.87	1.45	135
06/30/21	21.43	0.20(4)	5.41	5.61	(0.19)	(1.57)	(1.76)	25.28	27.12	197,877	0.81	0.81	0.86	60
06/30/22	25.28	0.18(4)	(3.38)	(3.20)	(0.19)	(0.61)	(0.80)	21.28	(13.13)	155,159	0.79(7)	0.75	0.74	92(5)(6)
06/30/23	21.28	0.32	2.64	2.96	(0.33)	—	(0.33)	23.91	14.06	197,245	0.79	0.79	1.47	57(5)
Class R6
06/30/22(8)	$26.15	$0.13(4)	$(4.22)	$(4.09)	$(0.18)	$ (0.61)	$(0.79)	$21.27	(16.08)%(9)	$112	0.64%(10)	33.98%(10)	0.89%(10)	92%(5)(6)
06/30/23	21.27	0.35	2.64	2.99	(0.36)	—	(0.36)	23.90	14.23	128	0.65	6.11	1.61	57(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratios shown include liquidity provider expenses. The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.01% , for Class C shares was 1.77%, for Class Y shares was 0.78% and for Class R6 shares was 0.64% for the year ended June 30, 2023.
(3)	The ratios shown include liquidity provider expenses. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.01%, for Class C shares was 1.77%, for Class Y shares was 0.78% and for Class R6 shares was 6.10% for the year ended June 30, 2023.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	Portfolio turnover excludes the purchases and sales of securities by the AIG Asset Allocation Fund and AIG Multi-Asset Allocation Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(7)	Net expenses include amounts recouped by the Adviser.
(8)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(9)	Not annualized.
(10)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Core Municipal Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$11.33	$0.32	$0.30	$0.62	$(0.32)	$ —	$(0.32)	$11.63	5.60%	$33,515	0.85%	1.15%	2.85%	53%
06/30/20	11.63	0.30	0.21	0.51	(0.30)	(0.01)	(0.31)	11.83	4.38	32,060	0.85	1.18	2.53	33
06/30/21	11.83	0.28	0.06	0.34	(0.28)	—	(0.28)	11.89	2.90	30,870	0.85	1.15	2.35	21
06/30/22	11.89	0.16	(1.16)	(1.00)	(0.16)	(0.01)	(0.17)	10.72	(8.43)	25,101	0.82	1.08	1.40	157
06/30/23	10.72	0.24	0.01	0.25	(0.24)	—	(0.24)	10.73	2.37	22,988	0.80	1.05	2.27	54
Class C
06/30/19	$11.33	$0.23	$0.33	$0.56	$(0.24)	$ —	$(0.24)	$11.65	4.97%	$2,756	1.60%	2.08%	2.10%	53%
06/30/20	11.65	0.21	0.21	0.42	(0.21)	(0.01)	(0.22)	11.85	3.61	2,050	1.60	2.32	1.78	33
06/30/21	11.85	0.18	0.07	0.25	(0.19)	—	(0.19)	11.91	2.13	1,180	1.60	2.27	1.60	21
06/30/22	11.91	0.08	(1.17)	(1.09)	(0.08)	(0.01)	(0.09)	10.73	(9.27)	943	1.57	2.47	0.65	157
06/30/23	10.73	0.14	0.02	0.16	(0.16)	—	(0.16)	10.73	1.54	1,028	1.55	2.45	1.52	54
Class Y
06/30/19	$11.33	$0.35	$0.31	$0.66	$(0.35)	$ —	$(0.35)	$11.64	5.96%	$3,031	0.60%	1.05%	3.10%	53%
06/30/20	11.64	0.33	0.22	0.55	(0.33)	(0.01)	(0.34)	11.85	4.73	2,616	0.60	1.31	2.78	33
06/30/21	11.85	0.31	0.05	0.36	(0.31)	—	(0.31)	11.90	3.07	3,449	0.60	1.25	2.60	21
06/30/22	11.90	0.19	(1.15)	(0.96)	(0.19)	(0.01)	(0.20)	10.74	(8.19)	2,740	0.57	1.11	1.65	157
06/30/23	10.74	0.27	0.01	0.28	(0.27)	—	(0.27)	10.75	2.66	2,637	0.55	1.18	2.52	54
Institutional Class
06/30/19	$11.33	$0.36	$0.31	$0.67	$(0.36)	$ —	$(0.36)	$11.64	6.05%	$7,913	0.55%	0.96%	3.15%	53%
06/30/20	11.64	0.33	0.21	0.54	(0.33)	(0.01)	(0.34)	11.84	4.69	12,785	0.55	0.91	2.83	33
06/30/21	11.84	0.32	0.06	0.38	(0.32)	—	(0.32)	11.90	3.20	14,481	0.55	0.85	2.65	21
06/30/22	11.90	0.20	(1.15)	(0.95)	(0.20)	(0.01)	(0.21)	10.74	(8.13)	29,694	0.50	0.75	1.72	157
06/30/23	10.74	0.28	0.01	0.29	(0.28)	—	(0.28)	10.75	2.73	26,434	0.48	0.73	2.59	54
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Equity Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$18.15	$0.20	$(0.57)	$(0.37)	$(0.26)	$ (1.87)	$(2.13)	$15.65	(0.78)%	$106,870	1.30%	1.37%	1.26%	43%
06/30/20	15.65	0.08	(0.98)	(0.90)	(0.19)	(0.63)	(0.82)	13.93	(6.28)	77,744	1.29	1.40	0.57	45
06/30/21	13.93	0.09	4.94	5.03	(0.08)	—	(0.08)	18.88	36.16	88,022	1.36	1.37	0.56	31
06/30/22	18.88	0.18	(3.44)	(3.26)	(0.08)	(2.24)	(2.32)	13.30	(18.87)	76,671	1.36	1.40	1.08	45(3)
06/30/23	13.30	0.24	1.99	2.23	(0.21)	—	(0.21)	15.32	16.99	82,697	1.36	1.44	1.75	32
Class C
06/30/19	$17.12	$0.03	$(0.54)	$(0.51)	$(0.10)	$ (1.87)	$(1.97)	$14.64	(1.87)%	$3,783	2.34%	2.42%	0.21%	43%
06/30/20	14.64	(0.09)	(0.93)	(1.02)	—	(0.63)	(0.63)	12.99	(7.41)	2,073	2.49	2.74	(0.63)	45
06/30/21	12.99	(0.04)	4.60	4.56	(—)(4)	—	(—)(4)	17.55	35.14	2,115	2.15	2.90	(0.24)	31
06/30/22	17.55	0.07	(3.18)	(3.11)	(0.02)	(2.24)	(2.26)	12.18	(19.45)	2,399	1.99	2.71	0.45	45(3)
06/30/23	12.18	0.14	1.82	1.96	(0.17)	—	(0.17)	13.97	16.27	2,327	1.99	2.80	1.12	32
Class Y
06/30/19	$17.93	$0.25	$(0.57)	$(0.32)	$(0.30)	$ (1.87)	$(2.17)	$15.44	(0.47)%	$42,120	0.99%	1.12%	1.57%	43%
06/30/20	15.44	0.13	(0.97)	(0.84)	(0.24)	(0.63)	(0.87)	13.73	(6.03)	23,835	0.99	1.15	0.87	45
06/30/21	13.73	0.15	4.88	5.03	(0.11)	—	(0.11)	18.65	36.71	27,903	0.99	1.19	0.93	31
06/30/22	18.65	0.23	(3.40)	(3.17)	(0.13)	(2.24)	(2.37)	13.11	(18.61)	20,430	0.99	1.19	1.45	45(3)
06/30/23	13.11	0.29	1.97	2.26	(0.24)	—	(0.24)	15.13	17.46	25,324	0.99	1.23	2.12	32
Institutional Class
06/30/19	$17.92	$0.26	$(0.57)	$(0.31)	$(0.32)	$ (1.87)	$(2.19)	$15.42	(0.39)%	$2,592	0.89%	1.38%	1.67%	43%
06/30/20	15.42	0.14	(0.95)	(0.81)	(0.27)	(0.63)	(0.90)	13.71	(5.89)	14,205	0.89	1.12	0.97	45
06/30/21	13.71	0.16	4.88	5.04	(0.12)	—	(0.12)	18.63	36.83	4,315	0.89	1.06	1.03	31
06/30/22	18.63	0.25	(3.40)	(3.15)	(0.15)	(2.24)	(2.39)	13.09	(18.52)	3,273	0.89	1.34	1.55	45(3)
06/30/23	13.09	0.31	1.95	2.26	(0.24)	—	(0.24)	15.11	17.54	3,830	0.89	1.23	2.22	32
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	Portfolio turnover excludes the purchases and sales of securities by the AIG International Dividend Strategy Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(4)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19(2)	$13.11	$(0.04)(3)	$(0.47)	$(0.51)	$—	$ (1.49)	$(1.49)	$11.11	(1.78)%	$760	1.24%	4.36%	(0.31)%	103%
06/30/20(2)	11.11	(0.03)(3)	0.60	0.57	—	—	—	11.68	5.07	777	1.24	4.17	(0.26)	74
06/30/21(2)	11.68	(0.10)(3)	3.77	3.67	—	—	—	15.35	31.51	2,216	1.24	2.31	(0.63)	116(4)
06/30/22	15.35	(0.04)	(4.81)	(4.85)	—	—	—	10.50	(31.60)	1,172	1.24	2.62	(0.27)	49
06/30/23	10.50	0.03(3)	0.89	0.92	(0.02)	—	(0.02)	11.40	8.74	1,139	1.24	2.80	0.31	38
Class C
06/30/19(2)	$12.97	$(0.12)(3)	$(0.48)	$(0.60)	$—	$ (1.49)	$(1.49)	$10.88	(2.52)%	$185	1.99%	6.35%	(1.06)%	103%
06/30/20(2)	10.88	(0.11)(3)	0.57	0.46	—	—	—	11.34	4.28	403	1.99	5.96	(1.01)	74
06/30/21(2)	11.34	(0.20)(3)	3.67	3.47	—	—	—	14.81	30.55	1,316	1.99	3.43	(1.38)	116(4)
06/30/22	14.81	(0.14)	(4.61)	(4.75)	—	—	—	10.06	(32.07)	787	1.99	3.62	(1.02)	49
06/30/23	10.06	(0.04)(3)	0.84	0.80	—	—	—	10.86	7.95	697	1.99	3.70	(0.44)	38
Class Y
06/30/19(2)	$13.37	$(0.01)(3)	$(0.49)	$(0.50)	$(0.01)	$ (1.51)	$(1.52)	$11.35	(1.53)%	$2,341	0.99%	1.89%	(0.06)%	103%
06/30/20(2)	11.35	(—)(3)(5)	0.60	0.60	—	—	—	11.95	5.28	867	0.99	2.50	(0.01)	74
06/30/21(2)	11.95	(0.06)(3)	3.88	3.82	—	—	—	15.77	31.88	74,507	0.99	1.25	(0.38)	116(4)
06/30/22	15.77	(—)(5)	(4.95)	(4.95)	—	—	—	10.82	(31.39)	47,845	0.99	1.31	(0.02)	49
06/30/23	10.82	0.06(3)	0.91	0.97	(0.03)	—	(0.03)	11.76	9.00	47,315	0.99	1.36	0.56	38
Institutional Class
06/30/19(2)	$13.46	$0.01(3)	$(0.50)	$(0.49)	$(0.02)	$ (1.52)	$(1.54)	$11.43	(1.46)%	$31,435	0.89%	1.30%	0.04%	103%
06/30/20(2)	11.43	0.01(3)	0.61	0.62	(—)(5)	—	(—)(5)	12.05	5.46	29,285	0.89	1.35	0.09	74
06/30/21(2)	12.05	(0.05)(3)	3.91	3.86	(0.02)	—	(0.02)	15.89	32.00	23,334	0.89	1.20	(0.28)	116(4)
06/30/22	15.89	0.03	(5.01)	(4.98)	(—)(5)	—	(—)(5)	10.91	(31.34)	11,224	0.89	1.32	0.08	49
06/30/23	10.91	0.07(3)	0.92	0.99	(0.04)	—	(0.04)	11.86	9.16	11,850	0.89	1.38	0.66	38
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	During the year ended June 30, 2021, the Fund effected the following stock split effective the close of business September 11, 2020: 1.9160 for 1 for Class A shares, 1.9095 for 1 for Class C shares, 1.8839 for 1 for Class Y shares and 1.8777 for 1 for Institutional Class shares. All historical per share information has been retroactively adjusted to reflect this stock split.
(3)	The net investment income (loss) per share was based on average shares outstanding for the period.
(4)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone International Small Cap Fund acquired on September 11, 2020. If these transactions were included, portfolio turnover would have been higher.
(5)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Focused Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$43.80	$0.38(4)	$3.72	$4.10	$(0.27)	$ (4.26)	$(4.53)	$43.37	10.51%	$1,170,490	0.97%	1.09%	0.88%	15%(5)
06/30/20	43.37	0.27	3.78	4.05	(0.27)	(4.85)	(5.12)	42.30	9.54	1,120,305	1.01	1.10	0.66	29(5)
06/30/21	42.30	0.08(4)	19.10	19.18	(0.09)	(2.71)	(2.80)	58.68	46.68	1,541,127	1.01	1.05	0.15	16(5)
06/30/22	58.68	0.04	(7.56)	(7.52)	(0.05)	(3.91)	(3.96)	47.20	(14.07)	1,736,900	0.99	0.99	0.13	27(5)(6)
06/30/23	47.20	0.21(4)	9.72	9.93	(0.08)	(0.68)	(0.76)	56.37	21.28	1,928,303	1.01	1.02	0.43	4(5)
Class C
06/30/19	$41.29	$0.03(4)	$3.50	$3.53	$—	$ (4.26)	$(4.26)	$40.56	9.61%	$47,838	1.79%	1.90%	0.07%	15%(5)
06/30/20	40.56	(0.19)	3.64	3.45	—	(4.85)	(4.85)	39.16	8.69	37,450	1.82	1.94	(0.15)	29(5)
06/30/21	39.16	(0.30)(4)	17.58	17.28	—	(2.71)	(2.71)	53.73	45.49	41,645	1.80	1.88	(0.64)	16(5)
06/30/22	53.73	(0.02)	(7.18)	(7.20)	—	(3.91)	(3.91)	42.62	(14.78)	49,115	1.80	1.80	(0.68)	27(5)(6)
06/30/23	42.62	(0.16)(4)	8.73	8.57	—	(0.68)	(0.68)	50.51	20.35	50,451	1.80	1.84	(0.36)	4(5)
Class Y
06/30/19	$43.68	$0.48(4)	$3.71	$4.19	$(0.37)	$ (4.26)	$(4.63)	$43.24	10.81%	$413,137	0.73%	0.89%	1.13%	15%(5)
06/30/20	43.24	0.40	3.76	4.16	(0.37)	(4.85)	(5.22)	42.18	9.84	352,103	0.75	0.91	0.92	29(5)
06/30/21	42.18	0.22(4)	19.05	19.27	(0.16)	(2.71)	(2.87)	58.58	47.07	575,053	0.73	0.86	0.43	16(5)
06/30/22	58.58	0.20	(7.57)	(7.37)	(0.16)	(3.91)	(4.07)	47.14	(13.86)	493,825	0.73	0.78	0.39	27(5)(6)
06/30/23	47.14	0.35(4)	9.72	10.07	(0.16)	(0.68)	(0.84)	56.37	21.65	670,688	0.73	0.81	0.71	4(5)
Institutional Class
06/30/19	$43.75	$0.51(4)	$3.71	$4.22	$(0.40)	$ (4.26)	$(4.66)	$43.31	10.87%	$100,473	0.66%	0.85%	1.20%	15%(5)
06/30/20	43.31	0.35	3.83	4.18	(0.40)	(4.85)	(5.25)	42.24	9.87	127,963	0.71	0.88	0.96	29(5)
06/30/21	42.24	0.23(4)	19.10	19.33	(0.17)	(2.71)	(2.88)	58.69	47.14	207,274	0.70	0.81	0.46	16(5)
06/30/22	58.69	0.26	(7.63)	(7.37)	(0.18)	(3.91)	(4.09)	47.23	(13.85)	217,531	0.70	0.73	0.42	27(5)(6)
06/30/23	47.23	0.37(4)	9.73	10.10	(0.17)	(0.68)	(0.85)	56.48	21.68	265,418	0.70	0.75	0.74	4(5)
Class R6
06/30/22(7)	$61.99	$0.22	$(10.89)	$(10.67)	$(0.16)	$ (3.91)	$(4.07)	$47.25	(18.43)%(8)	$804	0.66%(9)	3.02%(9)	0.47%(9)	27%(5)(6)
06/30/23	47.25	0.39(4)	9.74	10.13	(0.17)	(0.68)	(0.85)	56.53	21.73	20,862	0.66	1.19	0.78	4(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratios shown include liquidity provider expenses. The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.00%, 0.98%, 1.00%, 0.98% and 0.96%; for Class C shares was 1.79%, 1.79%, 1.79%, 1.79% and 1.78%; for Class Y shares was 0.72%, 0.72%, 0.72%, 0.72% and 0.72%; for Institutional Class shares was 0.69%, 0.69%, 0.69%, 0.68% and 0.65% for the years ended June 30, 2023, 2022, 2021, 2020 and 2019, respectively; and for Class R6 shares was 0.65% and 0.65% for the year ended June 30, 2023 and the period ended June 30, 2022, respectively.
(3)	The ratios shown include liquidity provider expenses. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.01%, 0.98%, 1.04%, 1.07% and 1.08%; for Class C shares was 1.83%, 1.79%, 1.87%, 1.91% and 1.89%; for Class Y shares was 0.80%, 0.77%, 0.85%, 0.88% and 0.88%; for Institutional Class shares was 0.74%, 0.72%, 0.80%, 0.85% and 0.84% for the years ended June 30, 2023, 2022, 2021, 2020 and 2019, respectively; and for Class R6 shares was 1.18% and 3.01% for the year ended June 30, 2023 and the period ended June 30, 2022, respectively.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	Portfolio turnover excludes the purchases and sales of securities of the AIG Focused Alpha Large-Cap Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(7)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(8)	Not annualized.
(9)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$13.27	$0.09(4)	$0.83	$0.92	$(0.08)	$ —	$(0.08)	$14.11	7.04%	$4,067	1.11%	1.67%	0.63%	19%(5)
06/30/20	14.11	0.15	(0.24)	(0.09)	(0.11)	(0.87)	(0.98)	13.04	(1.18)	2,989	1.03	1.91	1.03	20
06/30/21	13.04	0.11	4.83	4.94	(0.12)	—	(0.12)	17.86	38.06	4,278	1.04	1.53	0.75	15(5)
06/30/22	17.86	0.08	(2.03)	(1.95)	(0.12)	(0.40)	(0.52)	15.39	(11.44)	4,510	1.05	1.48	0.51	12(5)
06/30/23	15.39	0.12(4)	2.28	2.40	(0.02)	(0.57)	(0.59)	17.20	15.96	5,259	1.06	1.42	0.75	17(5)
Class C
06/30/19	$13.04	$(0.02)(4)	$0.83	$0.81	$—	$ —	$—	$13.85	6.21%	$7,372	1.86%	2.13%	(0.12)%	19%(5)
06/30/20	13.85	0.01	(0.20)	(0.19)	—	(0.87)	(0.87)	12.79	(1.89)	5,376	1.78	2.09	0.27	20
06/30/21	12.79	(0.10)	4.84	4.74	—	—	—	17.53	37.06	4,328	1.79	2.03	(—)(6)	15(5)
06/30/22	17.53	(0.10)	(1.96)	(2.06)	—	(0.40)	(0.40)	15.07	(12.15)	2,995	1.80	2.12	(0.24)	12(5)
06/30/23	15.07	(—)(4)(6)	2.23	2.23	—	(0.57)	(0.57)	16.73	15.10	2,036	1.81	2.17	(—)(6)	17(5)
Class Y
06/30/19	$13.31	$0.12(4)	$0.84	$0.96	$(0.13)	$ —	$(0.13)	$14.14	7.31%	$213,650	0.86%	0.99%	0.88%	19%(5)
06/30/20	14.14	0.17	(0.22)	(0.05)	(0.15)	(0.87)	(1.02)	13.07	(0.93)	206,798	0.78	0.90	1.28	20
06/30/21	13.07	0.16	4.83	4.99	(0.18)	—	(0.18)	17.88	38.39	270,305	0.79	0.88	1.00	15(5)
06/30/22	17.88	0.15	(2.05)	(1.90)	(0.16)	(0.40)	(0.56)	15.42	(11.20)	202,913	0.80	0.88	0.76	12(5)
06/30/23	15.42	0.16(4)	2.29	2.45	(0.08)	(0.57)	(0.65)	17.22	16.24	206,214	0.81	0.90	1.00	17(5)
Institutional Class
06/30/19	$13.33	$0.14(4)	$0.83	$0.97	$(0.14)	$ —	$(0.14)	$14.16	7.43%	$59,211	0.77%	0.92%	0.98%	19%(5)
06/30/20	14.16	0.15	(0.19)	(0.04)	(0.16)	(0.87)	(1.03)	13.09	(0.83)	60,402	0.68	0.84	1.38	20
06/30/21	13.09	0.16	4.86	5.02	(0.20)	—	(0.20)	17.91	38.59	90,358	0.69	0.82	1.10	15(5)
06/30/22	17.91	0.18	(2.08)	(1.90)	(0.17)	(0.40)	(0.57)	15.44	(11.15)	67,679	0.70	0.82	0.86	12(5)
06/30/23	15.44	0.18(4)	2.28	2.46	(0.10)	(0.57)	(0.67)	17.23	16.35	60,341	0.71	0.85	1.10	17(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratios shown include liquidity provider expenses. The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.03%, 1.03% and 1.03%; for Class C shares was 1.78%, 1.78% and 1.78%; for Class Y shares was 0.78%, 0.78% and 0.78%; and for Institutional Class shares was 0.68%, 0.68% and 0.68% for the years ended June 30, 2023, 2022 and 2021, respectively.
(3)	The ratios shown include liquidity provider expenses. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.39%, 1.46% and 1.52%; for Class C shares was 2.14%, 2.10% and 2.02%; for Class Y shares was 0.87%, 0.86% and 0.87%; and for Institutional Class shares was 0.82%, 0.80% and 0.81% for the years ended June 30, 2023, 2022 and 2021, respectively.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	Less than $0.005 per share or 0.005%.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Company Growth Fund
Period ended	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$41.33	$(0.56)	$4.42	$3.86	$ (2.69)	$(2.69)	$42.50	10.39%	$1,425	1.23%	2.01%	(0.59)%	41%
06/30/20	42.50	(0.08)	8.19	8.11	(3.15)	(3.15)	47.46	20.07	2,112	1.07	2.28	(0.60)	30
06/30/21	47.46	(0.15)	16.56	16.41	(6.61)	(6.61)	57.26	37.33	3,617	1.06	1.59	(0.71)	36(4)
06/30/22	57.26	(0.18)	(10.40)	(10.58)	(10.52)	(10.52)	36.16	(23.29)	3,290	1.07	1.58	(0.61)	41(4)
06/30/23	36.16	(0.17)(5)	6.10	5.93	(1.23)	(1.23)	40.86	16.89	3,711	1.08	1.57	(0.46)	44(4)
Class C
06/30/19	$40.74	$(0.40)	$3.87	$3.47	$ (2.69)	$(2.69)	$41.52	9.55%	$396	1.98%	4.38%	(1.34)%	41%
06/30/20	41.52	(0.31)	7.87	7.56	(3.15)	(3.15)	45.93	19.19	592	1.82	4.64	(1.35)	30
06/30/21	45.93	(1.42)	16.81	15.39	(6.61)	(6.61)	54.71	36.28	473	1.81	3.39	(1.46)	36(4)
06/30/22	54.71	(1.24)	(9.03)	(10.27)	(10.52)	(10.52)	33.92	(23.87)	206	1.82	4.24	(1.36)	41(4)
06/30/23	33.92	(0.42)(5)	5.68	5.26	(1.23)	(1.23)	37.95	16.01	223	1.83	5.86	(1.21)	44(4)
Class Y
06/30/19	$41.53	$(0.12)	$4.10	$3.98	$ (2.69)	$(2.69)	$42.82	10.66%	$19,580	0.98%	1.16%	(0.34)%	41%
06/30/20	42.82	(0.12)	8.42	8.30	(3.15)	(3.15)	47.97	20.38	24,062	0.82	1.04	(0.35)	30
06/30/21	47.97	(0.26)	17.00	16.74	(6.61)	(6.61)	58.10	37.64	28,952	0.81	0.96	(0.46)	36(4)
06/30/22	58.10	(0.18)	(10.49)	(10.67)	(10.52)	(10.52)	36.91	(23.09)	13,917	0.82	0.97	(0.36)	41(4)
06/30/23	36.91	(0.08)(5)	6.24	6.16	(1.23)	(1.23)	41.84	17.17	7,266	0.83	1.07	(0.21)	44(4)
Institutional Class
06/30/19	$41.61	$(0.10)	$4.13	$4.03	$ (2.69)	$(2.69)	$42.95	10.74%	$204,391	0.88%	0.99%	(0.24)%	41%
06/30/20	42.95	(0.12)	8.50	8.38	(3.15)	(3.15)	48.18	20.51	199,601	0.73	0.86	(0.25)	30
06/30/21	48.18	(0.21)	17.10	16.89	(6.61)	(6.61)	58.46	37.80	229,690	0.71	0.85	(0.36)	36(4)
06/30/22	58.46	(0.14)	(10.58)	(10.72)	(10.52)	(10.52)	37.22	(23.03)	145,441	0.72	0.84	(0.26)	41(4)
06/30/23	37.22	(0.04)(5)	6.30	6.26	(1.23)	(1.23)	42.25	17.30	135,324	0.73	0.88	(0.11)	44(4)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratios shown include liquidity provider expenses. The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.04%, 1.04% and 1.04%; for Class C shares was 1.79%, 1.79% and 1.79%; for Class Y shares was 0.79%, 0.79% and 0.79%; and for Institutional Class shares was 0.69%, 0.69% and 0.69% for the years ended June 30, 2023, 2022 and 2021, respectively.
(3)	The ratios shown include liquidity provider expenses. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.53%, 1.55% and 1.57%; for Class C shares was 5.82%, 4.21% and 3.37%; for Class Y shares was 1.03%, 0.94% and 0.94%; and for Institutional Class shares was 0.84%, 0.81% and 0.83% and for the years ended June 30, 2023, 2022 and 2021, respectively.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$5.53	$(0.01)	$(0.07)	$(0.08)	$—	$ (0.62)	$(0.62)	$4.83	(0.73)%	$589,664	1.12%	1.20%	(0.26)%	94%(4)(5)
06/30/20	4.83	(0.02)	(0.47)	(0.49)	—	(0.28)	(0.28)	4.06	(10.82)	420,822	1.15	1.24	(0.32)	81
06/30/21	4.06	(0.03)	2.65	2.62	—	(0.01)	(0.01)	6.67	64.45	608,513	1.20	1.20	(0.45)	80(4)
06/30/22	6.67	(0.02)(6)	(0.95)	(0.97)	—	(1.14)	(1.14)	4.56	(17.95)	451,081	1.17	1.17	(0.31)	70(4)
06/30/23	4.56	(—)(6)(7)	0.71	0.71	—	(0.12)	(0.12)	5.15	15.80	484,105	1.19	1.19	(—)(7)	79(4)
Class C
06/30/19^	$8.52	$(0.13)	$(0.10)	$(0.23)	$—	$ (1.64)	$(1.64)	$6.65	(1.65)%	$39,390	1.88%	1.96%	(1.01)%	94%(4)(5)
06/30/20^	6.65	(0.13)	(0.53)	(0.66)	—	(0.74)	(0.74)	5.25	(11.22)	21,204	1.95	2.07	(1.12)	81
06/30/21^	5.25	(0.11)	3.41	3.30	—	(0.03)	(0.03)	8.52	62.65	26,123	1.97	2.05	(1.22)	80(4)
06/30/22^	8.52	(0.08)(6)	(0.89)	(0.97)	—	(3.01)	(3.01)	4.54	(18.70)	17,385	1.97	2.02	(1.11)	70(4)
06/30/23^	4.54	(0.03)(6)	0.71	0.68	—	(0.12)	(0.12)	5.10	15.26	15,992	1.96	2.06	(0.77)	79(4)
Class Y
06/30/19	$6.04	$(—)(7)	$(0.09)	$(0.09)	$(—)(7)	$ (0.62)	$(0.62)	$5.33	(0.79)%	$326,021	0.87%	0.95%	—%(7)	94%(4)(5)
06/30/20	5.33	(—)(7)	(0.52)	(0.52)	—	(0.28)	(0.28)	4.53	(10.35)	189,336	0.89	0.98	(0.06)	81
06/30/21	4.53	(0.01)	2.94	2.93	(—)(7)	(0.01)	(0.01)	7.45	64.61	282,428	0.91	0.99	(0.16)	80(4)
06/30/22	7.45	(—)(6)(7)	(1.10)	(1.10)	—	(1.14)	(1.14)	5.21	(17.81)	222,141	0.91	0.97	(0.05)	70(4)
06/30/23	5.21	0.02(6)	0.82	0.84	—	(0.12)	(0.12)	5.93	16.33	312,720	0.90	0.98	0.29	79(4)
Institutional Class
06/30/19	$6.04	$—(7)	$(0.10)	$(0.10)	$(—)(7)	$ (0.62)	$(0.62)	$5.32	(0.91)%	$2,216	0.79%	2.52%	0.08%	94%(4)(5)
06/30/20	5.32	—(7)	(0.52)	(0.52)	—	(0.28)	(0.28)	4.52	(10.37)	11,269	0.79	1.13	0.05	81
06/30/21	4.52	(—)(7)	2.93	2.93	(—)(7)	(0.01)	(0.01)	7.44	64.75	18,770	0.81	0.99	(0.06)	80(4)
06/30/22	7.44	—(6)(7)	(1.09)	(1.09)	—	(1.14)	(1.14)	5.21	(17.70)	21,299	0.81	0.96	0.05	70(4)
06/30/23	5.21	0.02(6)	0.83	0.85	—	(0.12)	(0.12)	5.94	16.52	24,638	0.80	0.96	0.39	79(4)
Class R6
06/30/19	$5.65	$0.01	$(0.08)	$(0.07)	$(0.01)	$ (0.62)	$(0.63)	$4.95	(0.59)%	$137,585	0.73%	0.84%	0.14%	94%(4)(5)
06/30/20	4.95	0.01	(0.49)	(0.48)	—	(0.28)	(0.28)	4.19	(10.35)	64,567	0.76	0.88	0.07	81
06/30/21	4.19	(—)(7)	2.73	2.73	(—)(7)	(0.01)	(0.01)	6.91	65.08	63,766	0.81	0.89	(0.06)	80(4)
06/30/22	6.91	—(6)(7)	(1.00)	(1.00)	—	(1.14)	(1.14)	4.77	(17.73)	53,500	0.81	0.87	0.05	70(4)
06/30/23	4.77	0.02(6)	0.75	0.77	—	(0.12)	(0.12)	5.42	16.37	65,962	0.80	0.88	0.39	79(4)
^	Updated to reflect the effect of a 1 for 0.379048 reverse stock split for Class C shares on October 14, 2022 (See Note 9 in the Notes to Financial Statements). All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratios shown include liquidity provider expenses. The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.18%, 1.15% and 1.18%; for Class C shares was 1.95%, 1.95% and 1.95%; for Class Y shares was 0.89%, 0.89% and 0.89%; for Institutional Class shares was 0.79%, 0.79% and 0.79%; and for Class R6 shares was 0.79%, 0.79% and 0.79% for the years ended June 30,2023, 2022 and 2021, respectively.
(3)	The ratios shown include liquidity provider expenses. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A shares was 1.18%, 1.15% and 1.18%; for Class C shares was 2.05%, 2.00% and 2.03%; for Class Y shares was 0.97%, 0.95% and 0.97%; for Institutional Class shares was 0.95%, 0.94% and 0.97%; and for Class R6 shares was 0.87%, 0.85% and 0.87% for the years ended June 30,2023, 2022 and 2021, respectively.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
(6)	The net investment income per share was based on average shares outstanding for the period.
(7)	Less than $0.005 per share or 0.005%.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Value Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$9.92	$0.16	$0.57	$0.73	$(0.16)	$ (1.08)	$(1.24)	$9.41	8.53%	$32,964	1.08%	1.26%	1.67%	37%(2)
06/30/20	9.41	0.13	(0.98)	(0.85)	(0.12)	(0.49)	(0.61)	7.95	(9.83)	24,567	1.08	1.26	1.37	57
06/30/21	7.95	0.10	3.62	3.72	(0.10)	(0.16)	(0.26)	11.41	47.49	33,052	1.08	1.24	1.08	37
06/30/22	11.41	0.11	(0.63)	(0.52)	(0.12)	(0.85)	(0.97)	9.92	(5.30)	156,947	1.08	1.13	1.03	63(3)
06/30/23	9.92	0.14	0.93	1.07	(0.14)	(0.60)	(0.74)	10.25	11.07	158,698	1.08	1.12	1.34	30(2)
Class C
06/30/19	$9.89	$0.09	$0.56	$0.65	$(0.08)	$ (1.08)	$(1.16)	$9.38	7.72%	$3,175	1.83%	2.35%	0.92%	37%(2)
06/30/20	9.38	0.06	(0.97)	(0.91)	(0.05)	(0.49)	(0.54)	7.93	(10.49)	2,175	1.83	2.43	0.62	57
06/30/21	7.93	0.03	3.61	3.64	(0.03)	(0.16)	(0.19)	11.38	46.40	1,943	1.83	2.46	0.33	37
06/30/22	11.38	0.02	(0.64)	(0.62)	(0.03)	(0.85)	(0.88)	9.88	(6.11)	5,722	1.83	2.08	0.28	63(3)
06/30/23	9.88	0.06	0.94	1.00	(0.06)	(0.60)	(0.66)	10.22	10.35	3,721	1.83	2.05	0.59	30(2)
Class Y
06/30/19	$9.96	$0.19	$0.57	$0.76	$(0.19)	$ (1.08)	$(1.27)	$9.45	8.82%	$92,928	0.79%	0.94%	1.96%	37%(2)
06/30/20	9.45	0.15	(0.98)	(0.83)	(0.15)	(0.49)	(0.64)	7.98	(9.64)	75,028	0.80	0.96	1.64	57
06/30/21	7.98	0.13	3.64	3.77	(0.13)	(0.16)	(0.29)	11.46	47.93	100,542	0.83	0.95	1.33	37
06/30/22	11.46	0.14	(0.64)	(0.50)	(0.14)	(0.85)	(0.99)	9.97	(5.06)	86,615	0.83	0.88	1.28	63(3)
06/30/23	9.97	0.16	0.94	1.10	(0.16)	(0.60)	(0.76)	10.31	11.39	85,516	0.83	0.88	1.59	30(2)
Institutional Class
06/30/19	$9.93	$0.20	$0.57	$0.77	$(0.20)	$ (1.08)	$(1.28)	$9.42	8.96%	$208,686	0.68%	0.89%	2.07%	37%(2)
06/30/20	9.42	0.16	(0.97)	(0.81)	(0.16)	(0.49)	(0.65)	7.96	(9.43)	153,945	0.68	0.90	1.77	57
06/30/21	7.96	0.14	3.63	3.77	(0.14)	(0.16)	(0.30)	11.43	48.12	289,120	0.68	0.88	1.48	37
06/30/22	11.43	0.16	(0.65)	(0.49)	(0.16)	(0.85)	(1.01)	9.93	(5.02)	252,281	0.68	0.83	1.43	63(3)
06/30/23	9.93	0.18	0.94	1.12	(0.18)	(0.60)	(0.78)	10.27	11.62	222,825	0.68	0.80	1.74	30(2)
Class R6
06/30/22(4)	$11.91	$0.11	$(1.11)	$(1.00)	$(0.13)	$ (0.85)	$(0.98)	$9.93	(9.10)%(5)	$395	0.63%(6)	8.11%(6)	1.47%(6)	63%(3)
06/30/23	9.93	0.16	0.96	1.12	(0.18)	(0.60)	(0.78)	10.27	11.64	25,657	0.63	0.91	1.79	30(2)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(3)	Portfolio turnover excludes the purchases and sales of securities of the AIG Strategic Value Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(4)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(5)	Not annualized.
(6)	Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
June 30, 2023
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following nine funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Balanced Fund ("Balanced Fund”)
Touchstone Core Municipal Bond Fund ("Core Municipal Bond Fund”)
Touchstone International Equity Fund ("International Equity Fund”)
Touchstone International Growth Fund ("International Growth Fund”)
Touchstone Large Cap Focused Fund ("Large Cap Focused Fund”)
Touchstone Large Cap Fund ("Large Cap Fund”)
Touchstone Large Company Growth Fund ("Large Company Growth Fund”)
Touchstone Small Company Fund ("Small Company Fund”)
Touchstone Value Fund ("Value Fund”)
Each Fund is diversified, with the exception of the Large Cap Focused Fund and the Large Company Growth Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	X	X	X		X
Core Municipal Bond Fund	X	X	X	X
International Equity Fund	X	X	X	X
International Growth Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X	X
Large Cap Fund	X	X	X	X
Large Company Growth Fund	X	X	X	X
Small Company Fund	X	X	X	X	X
Value Fund	X	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of June 30, 2023, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, credit quality and/or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended June 30, 2023.

Notes to Financial Statements (Continued)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations — The Balanced Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other

Notes to Financial Statements (Continued)
investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Futures Contracts — The Balanced Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of June 30, 2023, the Balanced Fund had futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Balanced Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin

Notes to Financial Statements (Continued)
on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
As of June 30, 2023 , the Touchstone Balanced Fund held swap agreements as shown on the Portfolio of Investments.
Effective August 19, 2022 (the “Compliance Date”), the Derivatives Rule replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund's use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule. Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Balanced Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Notes to Financial Statements (Continued)
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Balanced Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of June 30, 2023, the Balanced Fund did not hold any assets and liabilities that were subject to a MNA.
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of June 30, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Balanced Fund	Swap Agreements - Credit Contracts*	$—	$150,200
	Futures Contracts - Interest Rate Contracts**	147,280	1,084,850
*	Statements of Assets and Liabilities Location: Payable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Balanced Fund's derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended June 30, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Balanced Fund	Futures - Interest Rate Contracts*	$(188,208)	$(937,570)
	Swap Agreements - Credit Contracts**	36,476	(150,200)
*	Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized gains on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
For the year ended June 30, 2023, the average quarterly notional value of outstanding derivative financial instruments was as follows:
Balanced Fund
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	$4,088,000
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	32,959,981
Futures Contracts (short) - Notional Value	5,634,567
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

Notes to Financial Statements (Continued)
As of June 30, 2023, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Balanced Fund	Corporate Bonds	$1,354,900	$1,390,875	$35,975
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Core Municipal Bond Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Core Municipal Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least the maximum breakpoint where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50% for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Balanced Fund, the Core Municipal Bond Fund and the Value Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Balanced Fund and Value Fund declare and distribute net investment

Notes to Financial Statements (Continued)
income, if any quarterly, as a dividend to shareholders. The Core Municipal Bond Fund declares distributions from net investment income on a daily basis and distributes as a dividend to shareholders on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR was a measure of the average interest rate at which major global banks can borrow from one another. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities on June 30, 2023. In addition, the U.K. Financial Conduct Authority has required the ICE Benchmark Administration Limited to continue publishing a subset of U.S. dollar LIBOR settings on a "synthetic" basis through March 2024 for the three-month sterling LIBOR setting and September 2024 for the one-, three- and six-month sterling LIBOR settings. All other market participants adopted alternative rates such as Secured Overnight Financing Rate (“SOFR”) or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and required changes to the applicable spreads. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2023:
	Balanced Fund*	Core Municipal Bond Fund	International Equity Fund	International Growth Fund
Purchases of investment securities	$49,366,640	$28,183,379	$30,799,012	$21,946,839
Proceeds from sales and maturities	$108,197,207	$32,701,899	$33,870,984	$22,347,894
	Large Cap Focused Fund*	Large Cap Fund*	Large Company Growth Fund*	Small Company Fund*	Value Fund*
Purchases of investment securities	$96,937,682	$45,633,861	$66,777,694	$680,561,499	$150,084,987
Proceeds from sales and maturities	$97,150,651	$50,194,950	$71,433,329	$644,709,445	$187,339,193
*	The Balanced Fund, the Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund, the Small Company Fund and the Value Fund had redemption-in-kinds out of the Fund of $22,961,143, $110,088,148, $32,913,594, $26,290,835, $29,154,171 and $9,649,547, respectively, which are excluded from the proceeds from sales and maturities.

Notes to Financial Statements (Continued)
For the year ended June 30, 2023, purchases and proceeds from sales and maturities in U.S. Government Securities were $370,355,272 and $318,810,247, respectively, for the Balanced Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended June 30, 2023.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Distributor”), or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Distributor are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $232,659 for the Funds’ Board for the year ended June 30, 2023.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Balanced Fund	0.55% on the first $200 million 0.50% on the next $200 million 0.45% on the next $600 million 0.40% on the next $1 billion 0.35% on assets in excess of $2 billion
Core Municipal Bond Fund	0.40% on the first $300 million 0.30% on assets in excess of $300 million
International Equity Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on assets in excess of $2 billion
International Growth Fund	0.80% on the first $1 billion 0.75% on the next $500 million 0.70% on the next $500 million 0.65% on assets in excess of $2 billion
Large Cap Focused Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on assets in excess of $2 billion
Large Cap Fund	0.60% on the first $500 million 0.54% on the next $500 million 0.50% on assets in excess of $1 billion
Large Company Growth Fund	0.60% on all assets
Small Company Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on assets in excess of $2 billion
Value Fund	0.65% on the first $200 million 0.55% on assets in excess of $200 million

Notes to Financial Statements (Continued)
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	London Company of Virginia d/b/a The London Company
Value Fund	Large Cap Fund
DSM Capital Partners LLC	Fort Washington Investment Advisors, Inc.*
International Growth Fund	Balanced Fund
Large Company Growth Fund	International Equity Fund
Sage Advisory Services, Ltd Co.	Large Cap Focused Fund
Core Municipal Bond Fund	Small Company Fund
* Affiliate of the Adviser and wholly-owned subsidiary of Western & Southern.
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Balanced Fund	1.01%	1.78%	0.81%	—	0.64%	October 29, 2023
Core Municipal Bond Fund	0.80%	1.55%	0.55%	0.48%	—	October 29, 2023
International Equity Fund	1.36%	1.99%	0.99%	0.89%	—	October 29, 2023
International Growth Fund	1.24%	1.99%	0.99%	0.89%	—	October 29, 2023
Large Cap Focused Fund	1.00%	1.79%	0.72%	0.69%	0.65%	October 29, 2023
Large Cap Fund	1.03%	1.78%	0.78%	0.68%	—	October 29, 2023
Large Company Growth Fund	1.04%	1.79%	0.79%	0.69%	—	October 29, 2023
Small Company Fund	1.22%	1.95%	0.89%	0.79%	0.79%	October 29, 2023
Value Fund	1.08%	1.83%	0.83%	0.68%	0.63%	October 29, 2023
The Expense Limitation Agreement can be terminated, with respect to each Fund, by a vote of the Fund's Board if it deems the termination to be beneficial to the Fund's shareholders.
During the year ended June 30, 2023, the Adviser or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Balanced Fund	$—	$34	$6,349	$6,383
Core Municipal Bond Fund	—	41,027	113,392	154,419
International Equity Fund	—	9,947	130,138	140,085
International Growth Fund	—	80,139	180,074	260,213
Large Cap Focused Fund	—	17,762	741,836	759,598
Large Cap Fund	—	86,705	208,913	295,618
Large Company Growth Fund	—	149,644	119,915	269,559
Small Company Fund	—	45,316	270,857	316,173
Value Fund	—	210,364	248,410	458,774
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.

Notes to Financial Statements (Continued)
As of June 30, 2023, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before June 30, 2024	Expires on or before June 30, 2025	Expires on or before June 30, 2026	Total
Balanced Fund	$—	$4,428	$6,383	$10,811
Core Municipal Bond Fund	73,030	99,819	85,859	258,708
International Equity Fund	67,613	64,511	61,315	193,439
International Growth Fund	255,371	302,133	250,332	807,836
Large Cap Focused Fund	757,813	413,033	562,231	1,733,077
Large Cap Fund	338,365	321,303	274,546	934,214
Large Company Growth Fund	357,163	309,075	258,765	925,003
Small Company Fund	262,375	229,745	299,021	791,141
Value Fund	515,267	498,918	385,367	1,399,552
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2023.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

Notes to Financial Statements (Continued)
DISTRIBUTION AGREEMENT
The Distributor is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Distribution Agreement between the  Trust and the Distributor, the Distributor earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Distributor and the Adviser, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Distributor and its affiliate during the year ended June 30, 2023:
Fund	Amount
Balanced Fund	$ 43,106
Core Municipal Bond Fund	263
International Equity Fund	1,945
International Growth Fund	155
Large Cap Focused Fund	33,370
Large Cap Fund	1,089
Large Company Growth Fund	759
Small Company Fund	18,977
Value Fund	4,701
In addition, the Distributor collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended June 30, 2023:
Fund	Class A	Class C
Balanced Fund	$ 156	$ 1,038
International Equity Fund	—	23
Large Cap Focused Fund	308	153
Small Company Fund	120	141
Value Fund	32	42
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended June 30, 2023, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended June 30, 2023, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Balanced Fund	1,174,726	$ 22,961,143
Large Cap Focused Fund	3,047,397	110,088,148
Large Cap Fund	2,228,253	32,913,594
Large Company Growth Fund	811,568	26,290,835
Small Company Fund	8,697,772	29,154,171
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

Notes to Financial Statements (Continued)
During the year ended June 30, 2023, the following Fund participated as a lender in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Large Cap Focused Fund	$ 160,194	5.03%	$ 8,519
*	Included in Interest in the Statements of Operations.
During the year ended June 30, 2023, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Large Company Growth Fund	$ 19,205	5.65%	$ 1,099
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended June 30, 2023 and June 30, 2022 are as follows:
	Balanced Fund		Core Municipal Bond Fund		International Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
From ordinary income	$9,279,479	$7,937,924	$51,389	$—	$1,589,590	$6,873,595
From tax-exempt income	—	—	1,273,902	1,004,748	—	—
From long-term capital gains	—	19,917,546	—	37,471	—	10,153,319
Total distributions	$9,279,479	$27,855,470	$1,325,291	$1,042,219	$1,589,590	$17,026,914
	International Growth Fund		Large Cap Focused Fund		Large Cap Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
From ordinary income	$162,914	$362	$13,237,610	$39,814,540	$1,812,385	$3,996,630
From long-term capital gains	—	—	26,814,979	170,287,074	9,064,294	6,966,746
Total distributions	$162,914	$362	$40,052,589	$210,101,614	$10,876,679	$10,963,376
	Large Company Growth Fund		Small Company Fund		Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
From ordinary income	$—	$2,681,389	$48,824	$48,143,409	$11,174,379	$15,794,980
From long-term capital gains	4,964,537	45,210,640	19,728,744	116,754,602	26,524,891	33,693,432
Total distributions	$4,964,537	$47,892,029	$19,777,568	$164,898,011	$37,699,270	$49,488,412

Notes to Financial Statements (Continued)
The following information is computed on a tax basis for each item as of June 30, 2023:
	Balanced Fund	Core Municipal Bond Fund	International Equity Fund	International Growth Fund	Large Cap Focused Fund
Tax cost of portfolio investments	$673,616,425	$54,788,107	$100,119,675	$54,947,611	$1,765,433,925
Gross unrealized appreciation on investments	184,966,683	398,268	22,299,464	11,490,509	1,258,798,115
Gross unrealized depreciation on investments	(47,074,559)	(1,932,772)	(8,699,469)	(5,384,940)	(88,890,574)
Net unrealized appreciation (depreciation) on investments	137,892,124	(1,534,504)	13,599,995	6,105,569	1,169,907,541
Gross unrealized appreciation on foreign currency transactions	24	—	251	22	—
Gross unrealized depreciation on foreign currency transactions	(17)	—	(8,759)	(35,329)	—
Net unrealized appreciation (depreciation) on foreign currency transactions and deferred foreign capital gains tax	7	—	(8,508)	(35,307)	—
Capital loss carryforwards	(6,512,804)	(1,251,573)	(72,477,511)	(13,939,396)	—
Qualified late year losses	(150,200)	—	—	—	—
Undistributed ordinary income	—	—	260,665	166,245	12,019,168
Undistributed tax-exempt income	—	1,101	—	—	—
Other temporary differences	(164,648)	(9,142)	—	—	—
Accumulated earnings (deficit)	$131,064,479	$(2,794,118)	$(58,625,359)	$(7,702,889)	$1,181,926,709
	Large Cap Fund	Large Company Growth Fund	Small Company Fund	Value Fund
Tax cost of portfolio investments	$168,379,259	$106,075,072	$737,399,842	$417,832,051
Gross unrealized appreciation on investments	107,378,857	46,374,983	207,216,243	102,659,551
Gross unrealized depreciation on investments	(1,914,301)	(4,793,633)	(34,863,815)	(24,173,154)
Net unrealized appreciation (depreciation) on investments	105,464,556	41,581,350	172,352,428	78,486,397
Gross unrealized depreciation on foreign currency transactions	—	—	(52)	—
Net unrealized appreciation (depreciation) on foreign currency transactions and deferred foreign capital gains tax	—	—	(52)	—
Qualified late year losses	—	(98,128)	—	—
Undistributed ordinary income	2,737,736	—	—	—
Undistributed capital gains	904,105	5,206,518	1,429,745	4,055,286
Other temporary differences	—	—	2	—
Accumulated earnings (deficit)	$109,106,397	$46,689,740	$173,782,123	$82,541,683
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, basis adjustments on securities no longer treated as PFICs, callable bonds, defaulted debt and nontaxable distribution basis outstanding.
As of June 30, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Balanced Fund	$ 5,094,920	$ 1,417,884	$ 6,512,804
Core Municipal Bond Fund	1,251,573	—	1,251,573
International Equity Fund*	35,241,060	37,236,451	72,477,511
International Growth Fund	7,604,597	6,334,799	13,939,396
*	Future utilization may be limited under current tax laws.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Notes to Financial Statements (Continued)
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2023, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
Balanced Fund	$ —	$ 150,200	$ 150,200
Large Company Growth Fund	—	98,128	98,128
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating loss, redemptions in-kind, deemed distributions on shareholder redemptions, differing tax and GAAP distribution requirements, acquired capital loss carryforwards have been made to the following Funds for the year ended June 30, 2023:
Fund	Paid-In Capital	Distributable Earnings
Balanced Fund	$ 15,809,148	$ (15,809,148)
Large Cap Focused Fund	64,781,485	(64,781,485)
Large Cap Fund	15,437,498	(15,437,498)
Large Company Growth Fund	13,091,747	(13,091,747)
Small Company Fund	9,796,680	(9,796,680)
Value Fund	6,682,806	(6,682,806)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.

Notes to Financial Statements (Continued)
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cyber Security - With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Such increases which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Liquidity – Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Fund Share Transactions
At a meeting of the Board held on August 18, 2022, the Adviser proposed, and the Board approved, a reverse stock split of the Small Company Fund's issued and outstanding Class C shares (the "Reverse Stock Split"). The Reverse Stock Split was completed on October 14, 2022 (the "Effective Date"). As a result of the Reverse Stock Split, for each Class C share of the Fund that a shareholder owned as of the Effective Date, the shareholder received a proportional number of Class C shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in the Fund was unchanged and each shareholder continued to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder owned immediately prior to the Reverse Stock Split. The Reverse Stock Split was not a taxable event, nor did it have an impact on the Fund's holdings or its performance. The Reverse Stock Split was carried out in accordance with a stock split ratio of 1 to 0.379048, calculated to result in a net asset value per share that better aligns the share class prices of the Fund. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and the financial highlights to reflect the effect of the Reverse Stock Split.

Notes to Financial Statements (Continued)
10. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Balanced Fund, Touchstone Core Municipal Bond Fund, Touchstone International Equity Fund, Touchstone International Growth Fund, Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Small Company Fund and Touchstone Value Fund and the Board of Trustees of Touchstone Strategic Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Balanced Fund, Touchstone Core Municipal Bond Fund, Touchstone International Equity Fund, Touchstone International Growth Fund, Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Small Company Fund and Touchstone Value Fund (collectively referred to as the “Funds”), (nine of the funds constituting Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of June 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Touchstone Strategic Trust) at June 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
August 18, 2023

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Balanced Fund	68.52%
International Equity Fund	100.00%
International Growth Fund	100.00%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Small Company Fund	100.00%
Value Fund	100.00%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended June 30, 2023 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Balanced Fund	64.82%
International Growth Fund	4.25%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Small Company Fund	100.00%
Value Fund	100.00%
For the fiscal year ended June 30, 2023, the Funds designated long-term capital gains as follows:
Large Cap Focused Fund	$ 30,212,257
Large Cap Fund	$ 11,214,637
Large Company Growth Fund	$ 8,912,531
Small Company Fund	$ 19,728,744
Value Fund	$ 29,964,974
Of the dividends paid from net investment income during the most-recent fiscal year, 97.59% was designated as exempt interest dividends for federal income tax purposes for the Core Municipal Bond Fund.
Foreign Tax Income & Foreign Tax Credit
The International Equity Fund and International Growth Fund each intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended  June 30, 2023, the total amount of foreign source income is $3,302,835 or $ 0.44 per share and $919,760 or $ 0.18 per share, respectively. The total amount of foreign taxes to be paid is $199,004 or $0.03 per share and $51,156 or $0.01, respectively. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Other Items (Unaudited) (Continued)
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 through June 30, 2023).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Year Ended June 30, 2023” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized June 30, 2023	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Six Months Ended June 30, 2023*
Balanced Fund
Class A	Actual	1.01%	$1,000.00	$1,126.30	$5.32**
Class A	Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06**
Class C	Actual	1.77%	$1,000.00	$1,121.80	$9.31**
Class C	Hypothetical	1.77%	$1,000.00	$1,016.02	$8.85**
Class Y	Actual	0.78%	$1,000.00	$1,127.40	$4.11**
Class Y	Hypothetical	0.78%	$1,000.00	$1,020.93	$3.91**
Class R6	Actual	0.64%	$1,000.00	$1,128.20	$3.38**
Class R6	Hypothetical	0.64%	$1,000.00	$1,021.62	$3.21**
Core Municipal Bond Fund
Class A	Actual	0.80%	$1,000.00	$1,021.60	$4.01
Class A	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01
Class C	Actual	1.55%	$1,000.00	$1,017.70	$7.75
Class C	Hypothetical	1.55%	$1,000.00	$1,017.11	$7.75
Class Y	Actual	0.55%	$1,000.00	$1,022.80	$2.76
Class Y	Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76
Institutional Class	Actual	0.48%	$1,000.00	$1,024.10	$2.41
Institutional Class	Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
International Equity Fund
Class A	Actual	1.36%	$1,000.00	$1,127.30	$7.17
Class A	Hypothetical	1.36%	$1,000.00	$1,018.05	$6.81
Class C	Actual	1.99%	$1,000.00	$1,123.90	$10.48
Class C	Hypothetical	1.99%	$1,000.00	$1,014.93	$9.94
Class Y	Actual	0.99%	$1,000.00	$1,129.10	$5.23

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized June 30, 2023	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Six Months Ended June 30, 2023*
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96
Institutional Class	Actual	0.89%	$1,000.00	$1,130.10	$4.70
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46
International Growth Fund
Class A	Actual	1.24%	$1,000.00	$1,102.50	$6.46
Class A	Hypothetical	1.24%	$1,000.00	$1,018.65	$6.21
Class C	Actual	1.99%	$1,000.00	$1,099.20	$10.36
Class C	Hypothetical	1.99%	$1,000.00	$1,014.93	$9.94
Class Y	Actual	0.99%	$1,000.00	$1,104.20	$5.17
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96
Institutional Class	Actual	0.89%	$1,000.00	$1,105.20	$4.65
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46
Large Cap Focused Fund
Class A	Actual	1.01%	$1,000.00	$1,181.70	$5.46***
Class A	Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06***
Class C	Actual	1.80%	$1,000.00	$1,177.10	$9.72***
Class C	Hypothetical	1.80%	$1,000.00	$1,015.87	$9.00***
Class Y	Actual	0.73%	$1,000.00	$1,183.50	$3.95***
Class Y	Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66***
Institutional Class	Actual	0.70%	$1,000.00	$1,183.60	$3.79***
Institutional Class	Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51***
Class R6	Actual	0.66%	$1,000.00	$1,184.10	$3.57***
Class R6	Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31***
Large Cap Fund
Class A	Actual	1.06%	$1,000.00	$1,104.70	$5.53****
Class A	Hypothetical	1.06%	$1,000.00	$1,019.54	$5.31****
Class C	Actual	1.81%	$1,000.00	$1,099.90	$9.42****
Class C	Hypothetical	1.81%	$1,000.00	$1,015.82	$9.05****
Class Y	Actual	0.81%	$1,000.00	$1,106.00	$4.23****
Class Y	Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06****
Institutional Class	Actual	0.71%	$1,000.00	$1,105.90	$3.71****
Institutional Class	Hypothetical	0.71%	$1,000.00	$1,021.27	$3.56****
Large Company Growth Fund
Class A	Actual	1.08%	$1,000.00	$1,173.80	$5.82*****
Class A	Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41*****
Class C	Actual	1.83%	$1,000.00	$1,169.50	$9.84*****
Class C	Hypothetical	1.83%	$1,000.00	$1,015.72	$9.15*****
Class Y	Actual	0.84%	$1,000.00	$1,175.30	$4.53*****
Class Y	Hypothetical	0.84%	$1,000.00	$1,020.63	$4.21*****
Institutional Class	Actual	0.73%	$1,000.00	$1,175.90	$3.94*****
Institutional Class	Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66*****
Small Company Fund
Class A	Actual	1.18%	$1,000.00	$1,066.30	$6.05******
Class A	Hypothetical	1.18%	$1,000.00	$1,018.94	$5.91******
Class C	Actual	1.96%	$1,000.00	$1,062.50	$10.02******
Class C	Hypothetical	1.96%	$1,000.00	$1,015.08	$9.79******
Class Y	Actual	0.90%	$1,000.00	$1,068.50	$4.62******
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.33	$4.51******
Institutional Class	Actual	0.80%	$1,000.00	$1,068.30	$4.10******
Institutional Class	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01******
Class R6	Actual	0.80%	$1,000.00	$1,069.00	$4.10******
Class R6	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.01******
Value Fund
Class A	Actual	1.08%	$1,000.00	$1,027.20	$5.43
Class A	Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41
Class C	Actual	1.83%	$1,000.00	$1,024.00	$9.18
Class C	Hypothetical	1.83%	$1,000.00	$1,015.72	$9.15
Class Y	Actual	0.83%	$1,000.00	$1,028.30	$4.17
Class Y	Hypothetical	0.83%	$1,000.00	$1,020.68	$4.16

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized June 30, 2023	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Six Months Ended June 30, 2023*
Institutional Class	Actual	0.68%	$1,000.00	$1,029.30	$3.42
Institutional Class	Hypothetical	0.68%	$1,000.00	$1,021.42	$3.41
Class R6	Actual	0.63%	$1,000.00	$1,029.50	$3.17
Class R6	Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
**	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Class R6 would be $5.27, $9.26, $4.06 and $3.33, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Class R6 would be $5.01, $8.80, $3.86 and $3.16, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $5.41, $9.66, $3.90, $3.74 and $3.52, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $5.01, $8.95, $3.61, $3.46 and $3.26, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.38, $9.27, $4.07 and $3.55, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.16, $8.90, $3.91 and $3.41, respectively.
*****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.61, $9.63, $4.31 and $3.72, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.21, $8.95, $4.01 and $3.46, respectively.
******	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $5.99, $9.97, $4.56, $4.05 and $4.05, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $5.86, $9.74, $4.46, $3.96 and $3.96, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 12, 2022 through May 12, 2023 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Adviser) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	40	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Adviser to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	40	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2As of June 30, 2023, the Touchstone Fund Complex consisted of 19 series of the Trust, 5 series of Touchstone ETF Trust, 12 series of Touchstone Funds Group Trust and 4 variable annuity series of Touchstone Variable Series Trust.
3Each Trustee is also a Trustee of Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.
4Ms. Staley was elected as a Trustee of the Trust effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Registered Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534467
Pittsburgh, PA 15253-4467
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54BB-TST-AR-2306

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (June Funds) totaled $171,300 and $171,300 for the fiscal years ended June 30, 2023 and June 30, 2022, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $21,100 and $17,200 for the fiscal years ended June 30, 2023 and June 30, 2022, respectively. The fees for 2023 relate to additional fees for an N-CSR/A filing, merger related audit procedures and valuation procedures and the fees for 2022 relate to the review of Form N-14 and N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $73,144 and $69,430 for the fiscal years ended June 30, 2023 and June 30, 2022, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $16,720 and $18,512 for the fiscal years ended June 30, 2023 and June 30, 2022, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (June Funds) and certain entities*, totaled approximately $1,177,706 and $551,319 for the fiscal years ended June 30, 2023 and June 30, 2022, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*		/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	08/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	08/30/2023

By (Signature and Title)*		/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date:	08/30/2023

* Print the name and title of each signing officer under his or her signature.